                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                          FILED BY THE REGISTRANT [ X ]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           CHECK THE APPROPRIATE BOX:

       [ ] PRELIMINARY PROXY STATEMENT      [ ] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY
       [X]  DEFINITIVE PROXY STATEMENT          (PER RULE 14A-6(E)(2))

       [X]  DEFINITIVE ADDITIONAL MATERIALS

       [ ]  SOLICITING MATERIAL PURSUANT TO RULE 14A-LL(C) OR RULE 14A-12


                            HARVARD SCIENTIFIC CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

       [X]  NO FEE REQUIRED.

       [ ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) &
            0-11.

            (1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

            (2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated, and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:

        [ ] Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-ll (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid: $______________

        (2) Form, Schedule or Registration Statement No.: _________________

        (3) Filing Party: _________________

        (4) Date Filed: __________________

                               Company Letterhead

                              Chairman of the Board
                                    President
                             Chief Executive Officer

                             HARVARD SCIENTIFIC CORP.
                             755 Rinehart Road
                             Suite 100
                             Lake Mary, Florida 32746
                             407-324-1606
                             407-324-0664 Fax

May 21, 1998

DEAR SHAREHOLDER:

You are cordially invited to attend the Company's Annual Meeting to be held Thursday, July 9, 1998, at 1:30 p.m. at the Lake Mary Hilton Garden Inn at 705 Currency Circle, Lake Mary, Florida 32746. The meeting will begin with introductions of the Directors, followed by voting as directors, on the three proposals on and other matters properly brought before the Meeting, none of which are now anticipated. We will then conclude with a report on Company operations.

In addition to electing Directors and ratifying the appointment of Ronald D. Simpkins & Associates, CPA, P.A., as independent auditors for the Company, you are being asked to consider and approve an amendment to the Company's Restated Articles of Incorporation and ratify and approve a Financing Agreement. The Board of Directors believes these proposals are in the best interest of the Company and its shareholders and recommends a vote FOR each of the proposals. They are more fully described in the accompanying Proxy Statement, which you are encouraged to read carefully.

Your Board of Directors and Management look forward to personally greeting you on July 9th. Whether or not you will be able to attend the Annual Meeting, we urge you to exercise your right to vote by promptly completing and returning your signed proxy card in the envelope provided.

Thank you for your cooperation and continued support.

Sincerely,

/s/ Thomas E. Waite

THOMAS E. WAITE
Chairman of the Board,
President and Chief Executive Officer

                            Harvard Scientific Corp.
                                755 Rinehart Road
                                    Suite 100
                            Lake Mary, Florida 32746
                                 (407) 324-1606

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD THURSDAY JULY 9, 1998

To The Stockholders of Harvard Scientific Corporation:

        Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Harvard Scientific Corp., a Nevada Company (the "Company"), will be held at the Lake Mary Hilton Garden Inn, 705 Currently Circle, Lake Mary, Florida 32746, at 1:30 p.m., Eastern Daylight Time, on Thursday July 9, 1998, for the following purposes:

        1. To elect five (5) Directors of the Company to serve for the ensuing year and until their successors are elected and qualify.

        2. To ratify and approve the Financing Agreement dated January 13, 1998 and amended February 3, 1998 between the Company and Dr. Jackie R. See and Thomas E. Waite - Proposal One.

        3. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 10,000,000 to 100,000,000 shares and to authorize 10,000,000 shares of serial or "blank check" preferred stock - Proposal Two.

        4. To ratify the appointment of Ronald D. Simpkins and Associates, CPA, P. A. as the Company's independent public accountants for the year ending 1998 - Proposal Three.

        5. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

    The Board of Directors of the Company has fixed the close of business on May 29, 1998 as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at such meeting. The transfer books will not be closed.

                                    By Order of the Board of Directors

                                    /S/ Barbara L. Krilich

                                    Barbara L. Krilich, Secretary
Reno, Nevada
June 10, 1998

                                    IMPORTANT

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT TO ATLAS STOCK TRANSFER AT 5899 SOUTH STATE STREET, SALT LAKE CITY, UTAH 84107. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND STOCKHOLDERS EXECUTING PROXIES MAY ATTEND THE ANNUAL MEETING AND VOTE THEREAT IN PERSON SHOULD THEY SO DESIRE.

                            Harvard Scientific Corp.
                                755 Rinehart Road
                                    Suite 100
                            Lake Mary, Florida 32746
                                 (407) 324-1606

                                 Proxy Statement
                                       For
                         Annual Meeting of Stockholders
                             To be Held July 9, 1998

    This Proxy Statement is being furnished in connection with the solicitation of proxies by Harvard Scientific Corp., a Nevada corporation (the "Company"), to be voted at the Annual Meeting of Stockholders of the Company and at any and all adjournments thereof (the "Annual Meeting"), to be held at the Lake Mary Hilton Garden Inn, 705 Currently Circle, located at Lake Mary, Florida, at 1:30 p.m., [Eastern Daylight Time], on July 9, 1998 for the purposes set forth in the Notice of Annual Meeting of Stockholders (the "Notice of Meeting"). This Proxy Statement and accompanying Notice of Meeting, form of Proxy and Annual Report to the Stockholders for the year ended December 31, 1997, is expected to be mailed commencing on or about June 10, 1998 to the holders of record of the Company's common stock, par value $ .01 per share (the "Common Stock") as of the close of business on the Record Date. On the Record Date, there were 5,238,047 shares of Common Stock outstanding, the only outstanding voting securities of the Company. All expenses of this solicitation will be borne by the Company.

                          VOTING AT THE ANNUAL MEETING

    The record date for the determination of shareholders entitled to vote at the Annual Meeting and to notice thereof was the close of business on May 29, 1998 (the "Record Date"). On the Record Date, there were issued and outstanding 5,238,047 shares of Common Stock of the Company, par value $.01 per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share owned as of the Record Date on all matters presented at the meeting. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of Common Stock shall constitute a quorum. The affirmative vote of a majority of the shares eligible to vote and actually voted at the Annual Meeting, if a quorum is present, is required for the election of directors and for action on all other matters proposed to be voted on at the Annual Meeting or any adjournment thereof. The shareholders of the Company have no minority shareholder dissenters rights under the Nevada Revised Statues (chapter 78) the governing law of Nevada, the Company's state of incorporation, or any other applicable law with respect to the proposals specified in the notice.

    Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, will be voted "FOR" the nominees for directors recommended by the Board of directors, "FOR" each of the three proposals submitted to the meeting and in the discretion of the proxies on each other matter that properly may come before the meeting. Any shareholder who is present at the meeting but who abstains from voting shall be counted for purposes of determining whether a quorum exists, but an abstention shall not be counted as an affirmative vote with respect to any matter. With respect to all matters other than the election of directors, an abstention would have the same effect as a vote against the proposal. Any shareholder of the Company has the unconditional right to revoke such shareholder's proxy at any time prior to the voting thereof by written notice of revocation to Barbara L. Krilich, Secretary, Harvard Scientific Corp., 100 North Arlington Avenue, Suite 380, Reno, Nevada 89501, by executing a new proxy, or by attending the Annual Meeting and casting a contrary vote; however, no revocation shall be effective until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

        The Company does not anticipate that any of its nominees will be unavailable for election and does not know of any matters other than those proposed above that may be brought before the Annual Meeting. In the event that any other matter comes before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all Proxies not marked to the contrary with respect to any such matter in accordance with their best judgment.

        A list of Stockholders entitled to vote at the Annual Meeting will be open to examination by any Stockholder, for any purpose germane to the Annual Meeting, at the Company's Executive Offices, at the address indicated on the Notice of Annual Meeting, during ordinary business hours for ten (10) days prior to the Annual Meeting. This list will also be available for review at the Annual Meeting.

                    ACTIONS TO BE TAKEN AT THE ANNUAL MEETING

ELECTION OF FIVE NOMINEES AS DIRECTORS

    The Board of Directors has nominated the five incumbent Directors for election. Proxies not marked to the contrary will be voted "FOR" the election of the persons listed below:

          ---------------------------------------------------------------
                                                                Year
                                          POSITION(S) WITH      FIRST
                   NAME            AGE       THE COMPANY        BECAME
                                                               DIRECTOR
          ---------------------------------------------------------------
          Thomas E. Waite          35    Chairman, Chief         1997
                                         Executive Officer,
                                         President & Director
          Jackie R. See, M.D.      56    Director                1994

          Curtis A. Orgill         48    Director, Chief         1997
                                         Financial Officer &
                                         Treasurer
          Martin J. Holloran       67    Director                1998

          Col. Robert T. Hayden    72    Director                1998

          ---------------------------------------------------------------

        THOMAS E. WAITE, is a Director and Chairman of the Board, President and the Chief Executive Officer of the Company. Mr. Waite has experience in investment banking, corporate finance, mergers and acquisitions, and public relations for publicly traded biotechnology and medical device companies. Prior to joining the Company in November 1997, Mr. Waite was active as President of his consulting firm, Thomas E. Waite & Associates, Inc., which was founded in late 1992 and commenced researching the most effective, risk adverse ways to participate in the rapidly expanding riverboat gaming industry. As a result of this research, in 1993, Mr. Waite organized Wild Card Enterprises, Inc., a successful riverboat gaming company of which he was also President. From 1988 to 1994, Mr. Waite was a Series-7 licensed registered representative. His consulting experience began in 1990 at First Montauk Securities. In 1991 he become Director of Investment Banking and Corporate Finance at Collner Higgins and Andersen, a securities firm that specialized in trading, where he remained through 1993.

        JACKIE R. SEE, M.D., F.A.C.C., is a Director of, and consultant to, the Company. Dr. See is a cardiologist and the principal inventor and author of the patent of microsphere technology "PGE1-EDT". He received his M.D. from the University of California, College of Medicine (Irvine) in 1968. Dr. See completed his Residency in Internal Medicine at the Huntington Memorial Hospital, Pasadena, California in 1973. After serving as a Medical Officer on active duty in the U.S. Navy Medical Corps he went on to do research fellowship work in cardiology at Peter Bent Brigham Hospital, Harvard Medical School (Boston). He was an Associate Director of the Foundation for Cardiovascular Research (1968-1984) and has been a Fellow of the American College of Cardiology since 1980. Dr. See is licensed to practice medicine in the States of California and Nevada and is Board Certified by the American Board of Internal Medicine. He is the author or co-author of more than 60 research articles for various medical publications.

        CURTIS A. ORGILL, CPA, is the Company's Treasurer, Director and Chief Financial Officer. Mr. Orgill is a Certified Public Accountant with current licenses in the states of Nevada and Utah. In 1974, Mr. Orgill joined Deloitte Haskins & Sells (currently Deloitte & Touche), in Salt Lake City. He later helped open a new office for Deloitte & Touche in Reno, Nevada, serving as the Senior Tax Partner in the State of Nevada. He left Deloitte & Touche in 1993 to join the regional CPA firm of Bartig, Basler & Ray, CPA's Inc. Mr. Orgill is involved in international accounting, corporate tax planning and tax compliance as well as structuring acquisitions for corporations. Mr. Orgill is a member of the American Institute of Certified Public Accountants, the Nevada Society of Certified Public Accountants and the Utah Association of Certified Public Accountants.

        MARTIN J. HOLLORAN is a Director of the Company. Prior to retirement, Mr. Holloran had over forty years of experience in sales and marketing, including over twenty-five years with Prudential Insurance Company. He earned many awards over his career for both sales and management abilities. Mr. Holloran was a winner of 24 National Leadership awards for Prudential, a two time winner of its Academy of Honor and a two time winner of the Citation award given to the top 10% producers in Prudential Insurance Company. Mr. Holloran also received the Distinguished Professional Service Award for New England and continues to be very active as a Teacher of Christian Doctrine and a coach of children's athletics.

        COLONEL ROBERT T. HAYDEN is a Director of the Company. Colonel Hayden retired from active service in the United States Army in 1981 following 31 years of active service. He was promoted to Colonel in 1971, and upon graduation from The War College, served 3 years on the Joint Staff in the Pentagon in the office of J-5, NATO Plans and Policy Directorate. Over his military career, Colonel Hayden served in both Korea and Vietnam and has received many military decorations which include the Silver Star, the Legion of Merit, two Bronze Starts, a Purple Heart, an Army Commendation Medal with two oak leaf clusters, an Air Medal with five oak leaf clusters, a Vietnam Medal of Honor and the Vietnam Gallantry Cross with Silver and Gold Palm. He has been awarded the Combat Infantry Badge and the Army Staff and Joint Chiefs of Staff Medallions, is a member of the Field Artillery Hall of Fame, MOWW, The American Legion and the Military Order of the Purple Heart and has served as President of the Florida Council of Florida Chapter of the Retired Officers Association.

        Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. In the event that any nominee should become unable or unwilling serve as a Director, however, Proxies will be voted for the election of any person substituted for such nominee designated by the incumbent Directors. All Directors of the Company hold office until the next annual meeting of Stockholders and until their successors are elected and qualify.

        Officers are elected annually by, and serve at the discretion of, the Board of Directors. The name and business background of the Executive Officer of the Company who is not a Director of the Company is:

          -------------------------------------------------------------
                                     POSITION WITH         FIRST YEAR
          NAME          AGE           THE COMPANY            BECAME
                                                            OFFICER
          -------------------------------------------------------------

          Barbara L.     38       Secretary and Chief         1997
          Krilich                 Operating Officer
          -------------------------------------------------------------

        BARBARA L. KRILICH, CPA, is the Company's Secretary and Chief Operating Officer. Ms. Krilich has been a Certified Public Accountant in Arizona since 1984. She recently served as Director and Chief Financial Officer of Health Care Centers of America, Inc. from 11/96 to 8/97. Immediately prior to that she was employed by Evans Withycombe Residential, Inc. (currently Equity Residential Inc.), a Real Estate Investment Trust (REIT), in Phoenix, Arizona, which she joined in 1994. Initially Ms. Krilich worked in developing multi-family units in Phoenix, Arizona, later transferring into the acquisition division responsible for acquiring multi-family properties in Southern California. From 1992 to 1994, she was a Regional Manager in Phoenix Arizona for SCG Residential, a subsidiary of Security Capital Group, a REIT listed on the New York Stock Exchange. Prior to joining SCG, Ms. Krilich spent over 10 years in accounting and finance with various firms, including Peat Marwick & Mitchell (currently KPMG Peat Marwick). Ms. Krilich is a member of the American Institute of Certified Public Accountants and the Arizona Society of Certified Public Accountants.

COMMITTEES OF THE BOARD OF DIRECTORS

        The Company has minutes for 18 meetings of the Board of Directors in 1997 held from the first of the year to May 15, 1997 And from September 26, 1997 until the end of the year. These minutes reflect that the two incumbent Directors who served in 1997, Dr. See and Mr. Waite attended all such meetings during the time the Directors served on the Board in 1997, 18 meetings for Dr. See and 5 meetings for Mr. Waite. The Company believes that there were meetings of the Board between May 15, 1997 and September 15, 1997 for which it does not have minutes. The Company believes the minutes were taken and kept by the former corporate Secretary, who was terminated in December 1997, who has indicated that he has turned over to the Company all its records that he holds.

        In December 1997, the company established an Executive Committee, which did not meet in 1997. Since February 1998 the Company has had two additional standing committees of the Board of Directors, the Compensation Committee and the Audit Committee. Messrs. See and Waite comprise the Executive Committee, which met once in 1997. This Committee, in general, may exercise the powers of the Board in managing the business and properties of the Company during the intervals between Board meetings, subject to Board direction. Messrs. Orgill and Hayden comprise the Compensation Committee, whose duties include making recommendations to the Board of remuneration for officers and key persons of the Company, the determination of the number and issuance of stock compensation and the review of any compensation and incentive programs for Executive officers, consultants and others. The members of the Audit Committee are Messrs. Orgill, Hayden and Holloran, whose duties include recommending the independent public accountants to serve as the Company's auditors, reviewing and considering actions of management in matters relating to audit functions, reviewing with such accountants the scope and results of their audit engagement, reviewing the financial statements and information included in the Company's filings with the Securities and Exchange Commission, reviewing the Company's system of internal controls and procedures and reviewing the effectiveness of procedures intended to prevent violations of laws and regulations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Reference to this section may be found in Item 11 "Security Ownership of Certain Beneficial Owners and Management" of the Company's Consolidated Annual Report on Form 10-KSB transmitted with this proxy statement.

EXECUTIVE COMPENSATION:

        Reference to this section may be found in Item 10 "Executive Compensation" of the Company's Consolidated Annual Report on Form 10-KSB transmitted with this proxy statement.

        In 1998 the Company obtained Directors and Officers liability insurance from American International Group. The policy pays the loss of a director or officer of the Company arising from a claim first made against the director OR officer during the policy period for an actual or alleged wrongful act. The per-claim maximum limit liability coverage is $3,000,000 with the annual aggregate limit of liability coverage also being $3,000,000. The retention for each loss coverage is $75,000 for corporate matters and $250,000 for securities matters. The policy provisions include: no prior acts exclusion (i.e. all prior acts are included to the extent a claim is made during the policy coverage period), 100% entity coverage for securities matters (if the claim names the Company and no officer or director, the policy includes coverage for the company), employment practices liability for directors and officers, including securities suits, punitive damages covered on security claims, green mail, and secondary offering for 30 days. The policy does not include the "hammer clause" (limiting coverage to the amount of a settlement offer received) nor listed events. The retention for securities matters is refundable if the case is dismissed with or without prejudice. The policy contains standard conditions and exclusions normal to this type of policy. The cost to the Company of this policy is $6,277 per month.

        The Company does not currently have, nor during the 1997 fiscal year did it have, any long-term incentive plans. The Company granted no stock options or stock appreciation rights in 1997.

        The following sets forth the policy of the Board of Directors in connection with executive compensation.

Letter from the Directors:
Executive Compensation

        It is the Company's intention to assign the responsibility of the Board of Directors to review the compensation levels and performance of management and to recommend compensation changes during 1998. These functions have been assigned to the responsibility of the Compensation Committee, which was established in February 1998. The Report of the Board of Directors concerning executive compensation, which sets policy for the Compensation Committee, is as follows:

Report of the Board of Directors on Compensation

        Philosophy: The Board of Directors believes that maximizing shareholder value is the most important measure of success, and achieving this depends on the coordinated efforts of individual employees working as a team toward defined common performance goals. The objectives of the Company's compensation program are to align executive compensation with shareholder value, to reward individual and team effort and performance furthering the Company's business goals and to attract, retain and reward employees who will contribute to the long-term success of the Company.

        The total direct compensation package for the Company's executives, including the Chief Executive Officer, is intended to be made up of three elements: (i) a competitive base salary; (ii) attractive short-term incentives to executives to earn additional bonus income based on operating results; and
(iii) the awarding of stock grants, from time to time, to executives in an effort to provide the executive with a closer identification with the shareholders by giving the executives an opportunity to own a proprietary interest in the Company.

        Salaries; Chief Executive Officer. The Board of Directors fixed the salaries of the Company's officers for 1997. The Board believes, however, that the basic philosophy to be followed regarding salaries is to consider increases based upon a favorable evaluation of individual performance relative to individual goals, the functioning of the executive's team within the corporate structure, success in furthering the corporate strategy and goals, and individual management skills, responsibilities and anticipated workload. The Board has also considered demonstrated loyalty and commitment to the Company and the competitive salaries offered by similar companies to attract executives, including executives of high technical backgrounds and those in the biopharmaceutical industry. Merit increases for executives are to be subject to the same budgetary guidelines which apply to all other employees of the Company. In addition, the Board has made grants of restricted shares of Common Stock to its Chief Executive Officer, Mr. Waite, to induce him to work for the Company and provide an incentive for his successful performance as President and Chief Executive Officer. The Grant was determined, in view of the cessation of the active business of Thomas E. Waite & Associates at the time of Mr. Waite's employment to enable him to devote his entire business time to the affairs of the Company. There has been no change in the amount of Mr. Waite's stated annual salary since he was hired on November 14, 1997.

        Bonuses; The Board believes that grants of cash bonus incentives should be made from time to time as a percentage of each executive base salary when the Company achieves its target goals and when cash flow of the Company is sufficient to support such grants. This policy is also designed to recognize performance. Awarded on May 1, 1998, the Board authorized a cash bonus of $5,000 to Barbara L. Krilich, Secretary and Chief Operating Officer, for her extra efforts in assisting in the completion of the year-end audit and Annual Report filing(s) with the Securities and Exchange Commission.

        Stock Grants; Executives and other employees are eligible for stock grants. The stock granted to any individual depends on the individual performance, salary level and competitive data, and the impact that such employee's productivity may make to shareholder value over time. In addition, in determining the number of shares granted to each executive or employee, the Board considers the future benefits potentially available to the executive or employee. The number of shares granted to any executive or employee will depend in part on the total number of shares deemed necessary to provide an incentive to that executive to make a long-term commitment to remain with the Company. By giving to executives an equity interest in the Company, the value of which depends upon stock performance, the policy seeks to further align management and shareholder interests.

Respectfully submitted,

The Board of Directors:
Thomas E. Waite, Chairman
Dr. Jackie R. See
Curtis A. Orgill
Col. Robert T. Hayden
Martin J. Holloran

STOCK PERFORMANCE

Reference to stock performance may be found in Item 5 - "Market for Common Equity and Related Stockholder Matters" of the Company's Consolidated Annual Report on Form 10-KSB transmitted with this proxy statement.

             BOARD OF DIRECTOR INTERLOCKS AND INSIDER PARTICIPATION

        The Company's Compensation Committee was formed in February 1998. Prior to that time, the Board of Directors and its Executive Committee participated in the deliberations concerning compensation of Executive Officers. The Company's Board of Directors had various members in 1997, The Executive Committee, which was formed in December 1997, is composed of Dr. Jackie R. See and Thomas E. Waite.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTION INVOLVING DIRECTORS, OFFICERS AND
OTHERS:

        Reference to Certain Relationships and Related transactions may be found in Item 12 "Certain Relationships and Related Transactions" of the Company's Consolidated Annual Report on Form 10-KSB transmitted with this proxy statement.

        On April 21, 1998, the Company issued a demand letter to Don Steffens, former Officer and Director of the Company, for the return of 125,000 shares of the Company Common Stock issued to him, and $100,000 paid to him, in 1997, based on his breach of fiduciary duty as an Officer and Director of the Company.

        On March 19, 1997, and again on May 15, 1997, the Company entered into an agreement with Alexander H. Walker, Jr. ("Walker"), former General Counsel, Director and Officer of the Company. Walker was retained as General Counsel as to all legal matters for the Company. In addition, he was to prepare or supervise the preparation of Securities and Exchange Commission filings, contracts and agreements. Walker was to receive $15,000 per month plus the issuance of common stock of the Company of up to 100,000 shares prorated over a three-year period. In 1997, Walker received $231,678 and issued to himself 105,200 shares of common stock. The shares transferred were recorded at par value. In December 1997, the Company terminated all agreements with Walker and requested that all corporate records, documents and agreements, including the corporate minute books, be turned over to the Company. On December 24, 1997, Walker resigned his position as Director with the Company. On February 6, 1998, Walker filed a complaint against the Company in the Third Judicial District Court in Salt Lake City, Utah alleging two causes of action: 1) breach of contract by the Company with respect to his employment agreement, and 2) false representations allegedly made to Walker by the Company. Walker seeks damages in the amount of $420,000 for the breach of contract claim and unspecified damages for the alleged false representation claim. The Company denies liability. On March 23, 1998, the Company filed a complaint against Walker and Nevada Agency and Trust (the Company's prior transfer agent of which Walker is believed to be a controlling person) to recover damages sustained by the Company as a result of Walker's failure to perform his responsibilities as general council for the Company and breaches of his fiduciary duties owed to the Company. The Company also seeks indemnity from Walker for damages it has sustained and settlements it has been forced to negotiate in other litigation.

        See Proposal One - Ratification and Approval of the Financing Agreement for information regarding the Financing Agreement between the Company and two directors, Dr. Jackie R. See and Thomas E. Waite.

        As of April 21, 1998, BioSphere Technology Inc. ("BTI") owned 746,750 shares of Common Stock representing 14.3% of the Company's outstanding shares. Dr. Jackie R. See controls BTI and is a Director, a controlling person, and may be considered a promoter, of the Company.

        During 1994, 1995 and 1997, the Company entered into three significant transactions with related parties for the acquisition of intellectual rights, and for the provision of technological, management, fundraising and marketing assistance. During 1997, the Company incurred a payable of $150,000 to BTI for the Intellectual Property Rights to Prostaglandin E-1 Lyophilized Liposomes for the treatment of Psoriasis. During the year, BTI chose to convert the accounts payable balance of $333,535 as a contribution to additional-paid-in-capital.

        During 1996, BTI advanced 20,000 of its shares on behalf of the Company as a subordinated loan agreement. The shares were loaned and are expected to be returned to BTI in 1998. At the time of the advance, the fair market value of the shares transferred was $500,000. During 1997, the Company advanced to BTI $500,000 in connection with this settlement and expects to collect this money when the 20,000 shares are returned to BTI in 1998.

        In April 1996, the Company entered into a royalty agreement with Dr. See to pay Dr. See 2% of net revenues from the sale of LLPGE1 and any other products the Company may produce under Patent Application No. 08/573408 pursuant to which patent No. 5,718,917 was issued on February 17, 1998. Dr. See will receive these royalty fees for the life of the patent.

        In 1997, and again in January 1998, BTI received $352,305 and $40,514, respectively, from the sale of the Company's common stock that was subject to recapture by the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934. The total amount of profits of $392,819 has been booked as a receivable from related parties and is expected to be repaid to the company.

        The Company may continue the practice of issuing shares of Common Stock in lieu of cash payment in the future if it determines that such issuance is in the best interests of the Company and is consistent with the Company's agreements. The foregoing arrangements and relationships may give rise to conflicts of interest with respect to future interpretation of the agreements between the Company and its affiliates or with respect to future transaction between the Company and its affiliates. There can be no assurance those future transactions between the Company and any affiliates will be advantageous to the Company.

        THE BOARD OF DIRECTOS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR THE BOARD OF DIRECTOS SET FORTH ABOVE.

PROPOSAL ONE - RATIFICATION AND APPROVAL OF THE FINANCING AGREEMENT

        On January 13, 1998, the Company entered into a financing agreement (such agreement, as amended on February 3, 1998, is herein referred to as the "Financing Agreement" and a copy of which is Exhibit Four to Exhibit A to this proxy statement) with Jackie R. See, a director and a controlling stockholder of, and consultant to, the Company, and Thomas E. Waite, President, Chief Executive Officer, Chairman of the Board of Directors and a controlling stockholder of the Company, whereby such investors ("Investors") (a) purchased an initial tranche of 1,580,278 shares of the Company's Common Stock (the "Initial Shares") for an aggregate purchase price of $5,000,000, and (b) may purchase up to an aggregate of 592,605 additional shares of the Company's Common Stock (the "Additional Shares"), upon certain terms and conditions, at an aggregate maximum additional purchase price of $5,000,000. The initial funding of $5,000,000 was effected on February 3, 1998 by the delivery to the Company by each of Dr. See and Mr. Waite of a check for $7,901.39 and Promissory Notes due March 31, 1999 in the principal amount of $2,492,098.61, bearing interest at the rate of 1% above prime and secured by the shares purchased.

        Under the Financing Agreement, the Investors have the right, but not the obligation, to invest up to an additional $5,000,000 to purchase Common Stock, of which $2,500,000 would acquire 383,070 shares at $6.238 per share and an additional $2,500,000 would acquire 197,534 shares at $12.656 per share, so that if all available investments under the Agreement are made by the Investors, they will invest $10,000,000 to acquire 2,172,882 shares of Common, although there is no assurance that the Investors will make any investment in the Company beyond the purchase for $5,000,000 already made. All further purchases would be for cash, at least to the extent of the $0.01 per share par value of the Common Stock, with the balance payable by notes with the same maturity and interest rate as the notes used in connection with the initial purchases under the Financing Agreement. Additional investments in Common Stock pursuant to the Financing Agreement would be made in tranches of $500,000 to $2,000,000 each. Dr. See and Mr. Waite contemplate that they will participate equally in any additional purchases under the Financing Agreement, but there is no requirement that they do so. The Board of Directors of the Company ratified the Financing Agreement on February 23, 1998, with Dr. See and Mr. Waite abstaining from voting. Dr. See and Mr. Waite approved the Financing Agreement when they were the only directors of the Company. The Financing Agreement provided that it would be submitted to the shareholders of the Corporation for ratification at its next meeting of shareholders.

        A fairness opinion ("Fairness Opinion") has been obtained in connection with the Financing Agreement from HD Brous & Co., Inc., a New York Stock Exchange member firm located in Phoenix, Arizona. The Fairness Opinion is Exhibit A hereto and is set forth in full except for its Exhibits Two (The Company's report on Form 10-Q for the period ended September 30, 1997) and Three (the Company's 1996 Annual Report to Shareholders), both of which may be obtained from the Company upon request without cost.

        Section 78.140 of the Nevada Revised Statutes provides, in part, that a transaction involving interested directors is not void or voidable if, among other reasons, the fact of the financial interest is known to the board of directors and the board authorizes, approves or ratifies the contract of transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the interested directors, the fact of the financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power ( with the votes of the interested directors counted in any such vote of stockholders), or the contract or transaction is fair as to the corporation at the time it is authorized or approved. A copy of
Section 78.140 is Exhibit B hereto.

        The Financing Agreement has been ratified by the Board of Directors without counting the vote or votes of the interested directors, and the Board of Directors believes that the Financing Agreement was fair to the Company, as evidenced by the Fairness Opinion, at the time it was approved and ratified by the Board of Directors. As a result, the Board of Directors believes that the Financing Agreement is not void or voidable and is a proper and binding agreement of the Company. Nevertheless, the Board of Directors believes that is desirable to submit the Financing Agreement for the consideration and vote of the shareholders of the Company so that if it is approved by the shareholders there will be an additional basis for avoiding any claim that the Financing Agreement is void or voidable. In view of the shares of Common Stock of the company owned or controlled by Dr. Jackie R. See and Thomas E. Waite, it is expected that the Financing Agreement will be approved by the shareholders.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE FINANCING AGREEMENT.

PROPOSAL TWO - AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE COMMON STOCK AND SERIAL OR "BLANK CHECK" PREFERRED STOCK

        The Board of Directors deems it advisable that the Articles of Incorporation be amended, subject to approval by the shareholders, to (1) increase the number of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), from 10,000,000 to 100,000,000 shares, and (2) to authorize 10,000,000 shares of "blank check" preferred stock, par value $.01 per share ("Preferred Stock"). As amended Article Four of the Company's Articles of Incorporation would read as follows (the last three paragraphs being unchanged from the present Article Four):

                 "ARTICLE FOUR [CAPITAL STOCK] The aggregate number of shares of all classes of stock which the Corporation shall have the authority to issue is one hundred and ten million (110,000,000) consisting of one hundred million shares of Common Stock of the par value of one cent ($.01) per share and ten million shares of Preferred Stock of the par value of one cent ($.01) per share. The Board of Directors Shall have authority to establish series of unissued shares of Preferred Stock by fixing and determining the designations, preferences, limitations and relative rights, including voting rights, of the shares of any series so established to the same extent that such designations, preferences, limitations and relative rights could be stated if fully set forth in the Articles of Incorporation."

                 " All capital stock when issued shall be fully paid and non-assessable. No holder of shares of capital stock of the corporation shall be entitled as such to any pre-emptive or preferential rights to subscribe to any unissued stock, or any other securities, which the corporation may now or hereafter be authorized to issue."

                 "The corporation's capital stock my be issued and sold from time to time for such consideration as may be fixed by the Board of Directors, provided that the consideration so fixed is not less than par value."

                 "Holders of the corporation's Common Stock shall not possess cumulative voting rights at any shareholders meetings called for the purpose of electing a Board of Directors or on other matters brought before stockholders meetings, whether they be annual or special."

        The Company believes it is desirable to have the additional authorized shares of common stock available for future financing and acquisition transactions, stock dividends and stock splits, employee benefit plans, and other general corporate purposes. All authorized but unissued shares of common stock will be available for issuance without further action by the shareholders, unless such action is required by applicable law.

        The additional shares of common stock to be authorized by the Common Stock Amendment would have rights identical to the currently authorized common stock of the Company. Any future issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share of common stock and on the equity and voting rights of those holding common stock at the time such shares are issued. From time to time the Company evaluates the desirability of stock splits at various ratios and various prices. However, the Company currently has no plans, arrangements or understandings for the issuance of additional shares of common stock.

        The proposed amendment would vest in the Board of Directors the authority to designate one or more series of Preferred Stock. Such provisions are often referred to as "blank check" provisions, as they give the Board of Directors the flexibility, at any time or from time to time, without further shareholder approval, to create one or more series of Preferred Stock and to determine the designations, preferences and limitations of each such series, including, but not limited to, (i) the number of shares, (ii) dividend rights,
(iii) voting rights, (iv) conversion privileges, (v) redemption provisions, (vi) sinking fund provisions, (vii) rights upon liquidation, dissolution or winding up of the Company and (viii) other relative rights, preferences and limitations of such series. If the proposed amendment is approved by the shareholders, it will become effective upon filing and recording a certificate of amendment to the Company's Articles of Incorporation.

        The Board of Directors believes that amending the Articles of Incorporation to permit the Board to authorize the issuance of up to 10,000,000 shares of "blank check" preferred stock provides the Company with the flexibility to address potential future financing needs by creating a series of Preferred Stock customized to meet the needs of any particular transaction and to market conditions. The Company also could issue Preferred Stock for other corporate purposes such as to raise capital, implement joint ventures or to make acquisitions. In addition, while the proposed amendment to authorize "blank check" preferred stock is not designed to deter or to prevent a change in control, under certain circumstances, the Company could use the Preferred Stock to create voting impediments or to frustrate persons seeking to effect a takeover or otherwise gain control of the Company and thereby to protect the continuity of the Company's management. In addition, the issuance of additional Preferred Stock at below market rates would dilute the value of the outstanding securities of the Company. The Company could also privately place such shares with purchasers who might favor the Board of Directors in opposing a hostile takeover bid, although the Company has no present intention to do so. The Company does not currently have any plans, agreements, commitments or understandings with respect to the issuance of Preferred Stock. Although the Company is not currently considering the issuance of Preferred Stock or any such financing or transaction and has no present intention to issue any series of Preferred Stock, the Board believes that the Company should have the flexibility to issue Preferred Stock.

        If any series of Preferred Stock authorized by the Board provides for dividends, such dividends, when and as declared by the Board of Directors out of any funds legally available therefore, may be cumulative and may have a preference over the Common Stock as to the payment of such dividends. In addition, if any series of Preferred Stock authorized by the Board so provides, in the event of any dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the holders of each such series of the then outstanding Preferred Stock may be entitled to receive, prior to the distribution of any assets or funds to the holders of Common Stock, a liquidation preference established by the Board of Directors, together with all accumulated and unpaid dividends. Depending upon the consideration paid for Preferred Stock, the liquidation preference of Preferred Stock and other matters, the issuance of Preferred Stock could therefore result in a reduction in the assets available for distribution to the holders of Common Stock in the event of liquidation of the Company. Holders of Common Stock do not have any preemptive rights to acquire Preferred Stock or any other securities of the Company.

        Approval of the amendment to the Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the annual meeting of shareholders. Abstention from voting on the proposal will have the same effect as voting against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" ADOPTION OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION AUTHORIZING 100,000,000 SHARES OF COMMON STOCK AND 10,000,000 SHARES OF SERIAL OR "BLANK CHECK" PREFERRED STOCK.

PROPOSAL THREE - RATIFICATION OF APPOINTMENT OF AUDITORS

        The Board of Directors has selected Ronald D. Simpkins and Associates, CPA, P.C. ("Simpkins & Associates"), Certified Public Accountants of Reno, Nevada to continue as the Company's principal accountants to audit the Company's financial statements for the fiscal year ending December 31, 1998. The Company's former auditor, W. Dale McGhie did not resign and did not decline to stand for reelection. The new management of the Company determined that a change of auditor was in the best interest of the company, and therefore, the former accountant simply was replaced as of January 13, 1998. This decision to change accountants was recommended and approved by the Board of Directors. There were no disagreements with Mr. McGhie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to his satisfaction, would have caused Mr. McGhie to make reference to the subject matter of any such disagreements in connection with his reports. As required by Item 304 of Regulation S-B reflecting disclosure of this change in accountants, on January 20, 1998, the Company filed a Form 8K and an amendment thereto on January 26, 1998.

        Disclosure on changes in accountants may be found in PART II, Item 8 "Changes and Disagreements with Accountants on Accounting and Financial Disclosure" of the Company's Consolidated Annual Report on Form 10-KSB, transmitted with this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF RONALD D. SIMPKINS, CPA AS THE COMPANY'S AUDITOR.

                                  OTHER MATTERS

        The Board of Directors is not aware of any matters to be presented at the 1998 Meeting except those matters described in this Proxy Statement. Unless otherwise directed, all shares represented by Proxies will be voted for the election of the Directors nominated by the Board of directors and in favor of Proposals 1, 2 and 3 described in this Proxy Statement and the Notice of the Annual Meeting. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxies will vote on those matters according to their best judgment.

                 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE 16(A)

        Section 16(a) of the Exchange Act requires the Company's officers and Directors and persons who own beneficially more than ten percent of a registered class of the Company's equity securities (10% Stockholders) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors and 10% Stockholders are required by regulation to furnish the Company with copies of all forms filed by them pursuant to Section 16(a). Reference to this section may be found in Part III Item 9 "Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act" of the Company's Consolidated Annual Report on Form 10-KSB, transmitted with this proxy statement.

                                    EXPENSES

        The Company will bear the expense of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Notice, Proxy and Annual Report and accompanying material to shareholders. Solicitation may be made by mail, personal contact, telephone and facsimile by officers and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians, fiduciaries and other similar parties to forward soliciting material to the Company's record shareholders and will reimburse such persons for their reasonable associated charges and expenses. The Company has engaged Atlas Transfer Agency to represent the Company in the solicitation of proxies at a cost of approximately $1.01 per proxy for return envelopes and proxy tabulation plus printing and postage expenses.

                              STOCKHOLDER PROPOSALS

        No person who intends to present a proposal for action at a forthcoming Stockholders' meeting of the Company's Stockholders (a "Proponent") may seek to have such Proponent's proposal included in the proxy statement or form of proxy for such meeting unless the Proponent: (i) is a record or beneficial owner at the time the proposal is submitted of at least 1% or $1,000 in market value of the Company's securities entitled to vote on such proposal, has held such securities for at least one year at the time the proposal is submitted and continues to own such shares through the date of the meeting, (ii) provides the Company in writing with (A) his name, address, the number of voting securities held by such Proponent and the dates upon which such securities were acquired,
(B) documentary support of the Proponent's beneficial ownership in the form of either (1) a written statement by a record owner of such securities or an independent third party, or (2) a copy of (A) a Schedule 13D, Schedule 13G, Form 13F, Form 3 and/or Form 4 or amendments thereto, (B) a copy of all subsequent amendments to such documents reporting a change in ownership level, (C) the Proponent's affidavit, declaration, affirmation or other similar document provided for under state law attesting that the Proponent continues to be the beneficial owner of the required percent or market value of the Company's shares, as provided in clause (i) above; (iii) the Proponent's written statement that he intends to continue ownership of such shares through the date of the next annual meeting of stockholders of the Company; (iv) notifies the Company of his intention to appear personally at the meeting or by a representative qualified under Nevada law to present his proposal for action, and (v) submits this proposal and all supporting statements and documents in writing on a timely basis. To be included in the proxy statement or proxy for the Company's next annual meeting of Stockholders, a proposal must be received at the Company's principal executive office no later than February 10, 1999. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-laws, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive offices at a reasonable time before proxies are solicited for such meeting.

        A person may submit only one proposal, along with a supporting statement if the proponent requests inclusion of such a statement with the proxy materials, aggregating not more than 500 words. Under specified circumstances set forth in the rules of the Securities and Exchange Commission relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

ANNUAL REPORT

        A Copy of the Company's Consolidated Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, as filed with the Securities and Exchange Commission on March 20, 1998 and amended on April 3, 1998, April 27, 1998 and April 28, 1998, including financial statements of the Company for such year and for comparative periods, is transmitted herewith.

                             By Order of the Board of Directors

                             /s/ Barbara L. Krilich/
                             Barbara L. Krilich
                             Secretary

Lake Mary, Florida
June 10 1998

                                EXHIBITS SUMMARY

EXHIBIT A - Fairness Opinion
              Exhibit One - Historical Trading Schedules
              Exhibit Two - 10-QSB for the period end September 30, 1997 (1) Exhibit Three - 1996 Annual Report of Harvard Scientific Corp. (1) Exhibit Four - Agreement Dated January 13, 1998 and Amendment
                              Dated February 3, 1998.

EXHIBIT B - Section 78.140 of the Nevada Revised Statues

(1) These exhibits are omitted to conserve space but are available without cost to a shareholder upon request to the Company at the address listed on the Proxy.

                                    EXHIBIT A

                              H D BROUS & CO., INC.

                                     MEMBER
                          NEW YORK STOCK EXCHANGE, INC.
                      2700 NORTH CENTRAL AVENUE, STE. 1250
                             PHOENIX, ARIZONA 85004
                       (602) 222-5880 - FAX (602) 222-5895

                                FAIRNESS OPINION

                                       FOR

                            HARVARD SCIENTIFIC CORP.

                        PREPARED BY HD BROUS & CO., INC.

                                FEBRUARY 5, 1998

                                  SCOPE OF WORK
                                  -------------

        At the request of Harvard Scientific Corp. ("HSC" or the "Company"), HD Brous & Co., Inc. ("Brous") has determined the economic "fairness" of the transaction described in the Financing Agreement dated January 13, 1998 and amended February 3, 1998 (the "Agreement") and summarized herein (the "Transaction").

        In economic/financial terms, "fairness" is determined as the agreed-to value placed upon an asset or group of assets, arrived at between a knowledgeable buyer and knowledgeable seller, each possessing all relevant facts pertaining to the asset or assets.

        This report is limited to the economic fairness of the Transaction, and is not an attempt to determine the value of the Company or its common stock.

        HD Brous & Co., Inc. is a NYSE-member full service investment banking firm based in Great Neck, New York. In that capacity Brous conducts public offerings, private placements, merger & acquisition advisory services, restructurings and fairness opinions. No officer, director or employee of Brous has a material relationship with the Company, its officers, directors or employees. Brous has received a fee in connection with this fairness opinion (the "Opinion"). While performing the tasks associated with the Opinion, Brous relied on the published information prepared by the Company. Brous made no attempt to audit or authenticate the information provided by the Company.

                                  THE PROPOSAL
                                  ------------

        Based upon the Agreement dated January 13, 1998, and amended February 3, 1998, investors (the "Investors") have agreed to provide financing to the Company, of up to $10 million, on the following terms and conditions:

               (A) Initial Financing: an initial investment of $5 million at the price per share of $0.3164, evidenced by promissory notes (copies attached hereto) issued to HSC by the Investors; and

               (B) Subsequent Financing: at the sole discretion of the Investors, but prior to April 1, 1999, the Investors MAY purchase Common Stock of the Company on the following schedule:

               AMOUNT INVESTED              PRICE PER SHARE
               ---------------              ---------------
               first $5 million                 $0.3164
               next $2.5 million                $0.6328
               next $2.5 million                $1.2656

        The Company has agreed to register the Common stock purchased by the investors pursuant to the Agreement.

        Assuming full investment ($10 million), the blended purchase price to the Investors for the Company's Common Stock would be $0.6328 per share. If the Investors were to invest a total of $7.5 million, the blended purchase price would be $0.4197 per share. For purposes of preparing this Opinion, Brous assumed the full $10 million would be invested.

                                   THE COMPANY
                                   -----------

        HSC is a development-stage bio-pharmaceutical company that develops products relating to male erectile dysfunction ("MED"), impotency and sexual enhancement. On January 30, 1998 HSC announced that the U.S. Patent and Trademark Office had notified the Company of its intention to issue a patent entitled "PGE-1 Containing Lyophilized Liposomes for use in the Treatment of Erectile Dysfunction."

        While PGE-1 has been previously approved by the Food and Drug Administration ("FDA"), the Company believes that its proprietary/patented delivery system of PGE-1 represents a treatment advantage over other delivery systems currently in use.

        The Company advises that Phase II protocols for MED have been established, and that Phase II trials will be initiated upon FDA approval. According to numerous sources, approximately 50 million males worldwide are afflicted with MED; therefore the Company believes that the potential for significant revenue and earnings is significant.

        A secondary product under development by HSC is a topically applied skin treatment for psoriasis. According to the Company, the worldwide market for topical treatment of psoriasis is over $120 million annually. HSC is currently developing Phase I protocols for this product.

        HSC is a development-stage company, and as such has experienced negligible revenue and significant costs since its inception in 1987. The fiscal 1996 audit report contained a "going concern" clause given the strain on the Company's capital resources. The Company has previously estimated the cost of the regulatory process at $15 million, placing further strain on capital resources over the foreseeable future.

                            SUMMARY FINANCIAL REVIEW
                            ------------------------

BALANCE SHEET (unaudited, as of September 30, 1997 10-Q Report)
-------------

ASSETS
Current Assets                            $  1,932,539
Property, plant & equipment (net)               53,336
Intangibles/other (net)                         58,738
                                          -------------
Total Assets                              $  2,044,613

LIABILITIES
Current Liabilities                       $  4,265,275
Long-term liabilities                           23,295
                                          -------------
Total Liabilities                         $  4,288,570

SHAREHOLDER'S EQUITY
Issued/Paid-in capital                    $  6,009,005
Accumulated deficit                         (8,252,962)
                                          -------------
Total Stockholders' Equity                $ (2,243,957)

        Key points to the Balance Sheet include (1) HSC has a negative working capital balance of approximately $2.3 million; (2) the Company has negative net worth; (3) 87% of Total Liabilities is the convertible debentures due March, 1998 (see discussion of the convertible debentures later in this Opinion); and
(4) HSC had approximately $1.9 million of cash.

STATEMENT OF OPERATIONS
-----------------------
                                                                  Since
                                     9 months ended             Inception
                                        9/30/97                 TO 9/30/97
                                    -----------------        -----------------

Net Sales                           $              0         $        187,387
Cost of Sales                                      0                  221,557
                                    -----------------        -----------------
Gross Profit                                       0                  (34,170)

General & Admin.                    $      1,966,508         $      4,007,378
R & D                                        894,401                1,323,285
Depreciation/amort                           342,899                  463,513
                                    -----------------        -----------------
Operating Expenses                  $      3,203,809         $      5,794,197

Loss from Operations                      (3,203,809)              (5,828,367)

Other Income
(Expenses) (net)                          (1,383,368)              (2,424,596)
                                    -----------------         ----------------

Income (Loss)                             (4,587,177)              (8,252,963)

        Key points to the Statement of Operations include: (1) HSC has experienced significant losses since its inception; (2) the normalized "burn rate" from operations, before other expenses, is approximately $356 thousand per month. At current cash levels, that equals approximately 4 and one-half months before all cash is used; and (3) as HSC gets closer to commercialization of its primary products, losses are expected to increase.

SUMMARY STATEMENT OF CASH FLOWS
-------------------------------
                                                             Since
                                    9 months ended          Inception
                                       9/30/97             TO 9/30/97
                                  -----------------     -----------------
Net Loss                          $     (4,587,177)     $     (8,252,963)
Net Cash Used in
Operations                              (2,817,485)           (4,361,371)

Net Cash Used in
Investing                                  (52,810)             (253,257)

Net Cash Provided by
Financing                                4,489,768             6,233,967

Net Increase
(Decrease) in Cash                       1,619,339             1,619,339

        Key points from the Statement of Cash Flows include (1) discounts attributable to the convertible debentures and the proceeds from issuance of the debentures significantly enhanced the Company's cash position as of September 30, 1997; (2) approximately $6.2 million has been invested in HSC since its inception in 1987.

                                   CONCLUSION
                                   ----------

        (1) HSC is a development-stage company which has experienced significant losses to date and is expected to incur further losses as it conducts trials and commercial introduction of its primary products;
        (2) HSC's current "burn rate" of cash will use up the current cash balance within approximately 5 months, meaning additional capital will be required;
        (3) Company's management projects it will take $15 million of additional capital to complete the regulatory process;
        (4) Due to early stage of development, HSC has a negative net worth and significant indebtedness (convertible); and
        (5) Due to the lack of revenue and earnings, no meaningful analysis of the Company's financial statements can be accomplished.

                               ANALYSIS TECHNIQUES
                               -------------------

        Traditional analysis techniques used in preparation of a fairness opinion include discounted cash flow analysis, comparable company analysis, comparable transaction analysis, and stock price/volume history.

        1. DISCOUNTED CASH FLOW ANALYSIS: Discounted cash flow ("DCF") estimates the value of a business by forecasting the future cash flows the business is expected to produce and discounting those cash flows back to the present using a discount rate that reflects the related risk.

        HSC is developing the protocol for Phase I and Phase II clinical trials for its primary products; therefore revenue and cash flows are extremely difficult to forecast with any confidence. Therefore DCF is not appropriate for purposes of this valuation.

        2. COMPARABLE COMPANY ANALYSIS: Comparable Company Analysis ("CCA") compares a company's financial statistics with the financial statistics of other relevant comparable public companies, thereby estimating value by analogy.

        For purposes of this Opinion, we classified the Company under the SIC Code 2834, Medical/Bio-Medical/Bio-pharmaceutical companies. There are approximately 50 public companies under that SIC Code with revenue under $100 million. However, because HSC has no significant financial statistics, CCA is not an appropriate valuation technique for purposes of this Opinion.

        3. COMPARABLE TRANSACTION ANALYSIS: Comparable Transaction Analysis ("CTA") examines transactions over a period of years involving companies in the same or similar industry. This technique is primarily used in acquisition analysis wherein a controlling interest will be acquired. Average acquisition multiples are then applied to estimate a value.

        This technique is limited by the amount of data that is publicly available concerning transactions, and further limited by the size and nature of the transactions, as well as the statistical variance between the acquisition multiples. While there are numerous transactions involving bio-medical and bio-pharmaceutical companies, the (a) limited amount of available data; and (b) the significant statistical variance in acquisition multiples makes analysis by this technique inappropriate for purposes of this Opinion.

        4. STOCK PRICE AND VOLUME HISTORY: This technique involves analyzing (a) the company's stock price and volume; and (b) the percent of volume traded at specific prices, with both analyses performed over various time frames.

        HSC has been a publicly traded company for some time, experiencing strong volume and significant price swings. Because there is considerable data available, this technique is most appropriate for purposes of this Opinion.

        Attached hereto, as exhibits are the historical trading prices of HSC Common Stock, summarized below. Note that these figures do NOT reflect the reverse stock split announced by the Company on February 2, 1998).

        DAYS         HIGH          LOW         AVERAGE       VOLUME
        ------------------------------------------------------------
         45         $1.0625       $0.30        $0.5093       278,500
         60         $1.1875       $0.30        $0.6380       237,560
        180         $1.9688       $0.30        $1.2147       147,030

        Mean        $1.4063       $0.30        $0.7873       221,030

        Using the extrapolated average daily volume of HSC Common Stock, approximately 5 million shares trade per month, implying ample liquidity in the Company's Common Stock for investors.

        The weighted average purchase price to which the Investors and Company have agreed is $0.6328, or 80% of the mean average closing price of HSC Common Stock over the past 180 days (up to January 13, 1998, the date of the original Agreement). The mean average closing price over the 60 day period ended January 13, 1998 was $0.5737. Therefore the blended purchase price to the Investors of $0.6328 is 10% greater than the more current mean average price of HSC Common Stock.

        One must take into consideration the probable lack of liquidity to the Investors in light of their forecasted ownership (assuming full or near-full investment) in HSC. This lack of liquidity negatively effects the value of the Common Stock. Numerous studies reflect a 10% to 20% discount for this lack of liquidity. Therefore the mean average closing price, adjusted for lack of liquidity, over the past 180, 60 and 45 days, using a 15% discount, is $1.0325, $0.5423 and $0.4329 respectively, compared to the Investors' blended purchase price of $0.6328. The Investors' blended price of $0.6328 is approximately 16% above the adjusted 60-day average price, 46% above the adjusted 45 day price, and 39% below the adjusted 180 day price. In conclusion therefore, the blended price for the Investors is roughly equal to the median average price of HSC common stock over the past 180 days.

                                  RISK FACTORS
                                  ------------

        There are numerous risks associated with development-stage companies such as HSC. Some, but not all of the financial risks associated with HSC include:

        (1) Lack of foreseeable revenue and earnings;
        (2) Current burn rate of cash from operations;
        (3) Anticipated working capital demands for clinical trials; and
        (4) The convertible debentures due March 1998.

        The convertible debentures merit special attention since they represent almost 2 times the Company's cash balances as of September 30, 1997 and mature very soon. According to public documents prepared by the Company, the debentures are convertible into Common Stock at the discretion of the Company. The Company has advised that it intends to demand conversion. Failure to convert these debentures into common stock could have a material adverse effect on the Company.

                                     OPINION
                                     -------

        In the opinion of Brous, the Agreement between the Company and Investors is at a fair price to both parties. Our opinion is based primarily upon the following:

        (1) the stage of development of HSC;
        (2) the very clear need for additional equity capital;
        (3) the current burn rate of cash v. current cash balances;
        (4) the inability to forecast revenue and earnings;
        (5) the inherent risks associated with the development and introduction of new drugs and/or deliver of those drugs; and
        (6) the trading history (price and volume) of HSC common stock.

                                     CAVEAT
                                     ------

        This Opinion is highly confidential and for the exclusive use of Harvard Scientific Corporation and the Investors identified in the Financing Agreement dated January 13, 1998, and amended February 3, 1998, and may not be distributed to any other party, in part or in whole, without the prior written consent of HD Brous & Co., Inc., signed by an authorized officer of Brous. This Opinion is limited in scope, and is only intended to determine the economic fairness of the price and terms of the above-referenced Financing Agreement. This report is not a evaluation of the Company's products, management or prospects.

HD BROUS & CO., INC.

By:/s/SCOTT MILLER                     dated this 5th day of February 1998.
   ------------------------------
   Managing Director

                                   EXHIBIT ONE

                          HISTORICAL TRADING SCHEDULES



HELP for explanation.                                            DG37 Equity H P

 C O M P O S I T E / C L O S E / P R I C E                            PAGE 1 / 1
HARVARD SCIENTIFIC CORP   (HVSFD    US)      PRICE 7 1/2   U          $  DELAYED
                                                    HI 10.625        ON 12/ 3/97
RANGE 12/1/97 TO 01/19/98 PERIOD    D (D-W-M-Q-Y)   AVE 5.093         VL   27850
                    T (T-Trd, B=Bid,A=Ask,W=Wa)     LOW 3            ON 12/30/97
--------------------------------------------------------------------------------
    DATE   PRICE   VOLUME |    DATE   PRICE   VOLUME  |    DATE   PRICE   VOLUME
--------------------------------------------------------------------------------
F                         |F  12/26   3.9       9040  |F  12/ 5   9 1/2     5790
T                         |T  12/25                   |T  12/ 4   10       13520
W                         |W  12/24   4        17980  |W  12/ 3  H10.625   15580
T  1/13    4       121600 |T  12/23   3.7      18460  |T  12/ 2   10        5050
M  1/12    3 1/8    12130 |M  12/22   3.9      22990  |M  12/ 1   9 11/16  15990
                          |                           |
F  1/ 9    3.2       8890 |F  12/19   4        10040  |
T  1/ 8    3.4       2440 |T  12/18   4.4      18290  |
W  1/ 7    3.4       6980 |W  12/17   4.9      19870  |
T  1/ 6    3.4      17630 |T  12/16   5.6      37910  |
M  1/ 5    3.2      54170 |M  12/15   4.6      37060  |
                          |                           |
F  1/ 2    3 1/8    45980 |F  12/12   3.9387   52680  |
T  1/ 1                   |T  12/11   4.7      25110  |
W  12/31   3.4      98930 |W  12/10   6.1      11830  |
T  12/30  L3        42510 |T  12/ 9   6        41700  |
M  12/29   3.7      22510 |M  12/ 8   6.3      22830  |
--------------------------------------------------------------------------------
Bloomberg-all rights reserved. Frankfurt:69-920410 Hong Kong:2-521-3000 London:171-330-7500 New York: 212-318-2000 Princeton: 609-279-3000
Singapore:226-3000 Sydney:2-9777-8600 Tokyo:3-3201-8900 Sao paulo:11-3048-4500

                                                    G189-53-1 05-Feb-98 11:45:17


HELP for explanation.                                            DG37 Equity H P

 C O M P O S I T E / C L O S E / P R I C E                            PAGE 1 / 2
HARVARD SCIENTIFIC CORP   (HVSFD    US)      PRICE 7 1/2   U          $  DELAYED
                                                    HI 11.875        ON 11/17/97
RANGE 11/14/97 TO 01/13/98 PERIOD    D (D-W-M-Q-Y)  AVE 6.380         VL   23756
                    T (T-Trd, B=Bid,A=Ask,W=Wa)     LOW 3            ON 12/30/97
--------------------------------------------------------------------------------
    DATE   PRICE   VOLUME |    DATE   PRICE   VOLUME  |    DATE   PRICE   VOLUME
--------------------------------------------------------------------------------
F                         |F  12/26   3.9       9040  |F  12/ 5   9 1/2     5790
T                         |T  12/25                   |T  12/ 4   10       13520
W                         |W  12/24   4        17980  |W  12/ 3   10.625   15580
T  1/13    4       121600 |T  12/23   3.7      18460  |T  12/ 2   10        5050
M  1/12    3 1/8    12130 |M  12/22   3.9      22990  |M  12/ 1   9 11/16  15990
                          |                           |
F  1/ 9    3.2       8890 |F  12/19   4        10040  |F  11/28   10       11310
T  1/ 8    3.4       2440 |T  12/18   4.4      18290  |T  11/27
W  1/ 7    3.4       6980 |W  12/17   4.9      19870  |W  11/26   9 11/16   6410
T  1/ 6    3.4      17630 |T  12/16   5.6      37910  |T  11/25   10        7400
M  1/ 5    3.2      54170 |M  12/15   4.6      37060  |M  11/24   10       11340
                          |                           |
F  1/ 2    3 1/8    45980 |F  12/12   3.9387   52680  |F  11/21   10       11510
T  1/ 1                   |T  12/11   4.7      25110  |T  11/20   10.2     12890
W  12/31   3.4      98930 |W  12/10   6.1      11830  |W  11/19   10        5900
T  12/30  L3        42510 |T  12/ 9   6        41700  |T  11/18   10.625   10540
M  12/29   3.7      22510 |M  12/ 8   6.3      22830  |M  11/17  H11.875   29410
--------------------------------------------------------------------------------
Bloomberg-all rights reserved. Frankfurt:69-920410 Hong Kong:2-521-3000 London:171-330-7500 New York: 212-318-2000 Princeton: 609-279-3000
Singapore:226-3000 Sydney:2-9777-8600 Tokyo:3-3201-8900 Sao paulo:11-3048-4500

                                                    G189-53-1 05-Feb-98 11:45:43



HELP for explanation.                                            DG37 Equity H P

 C O M P O S I T E / C L O S E / P R I C E                            PAGE 1 / 2
HARVARD SCIENTIFIC CORP   (HVSFD    US)      PRICE 7 1/2   U          $  DELAYED
                                                    HI 19.6875       ON  8/21/97
RANGE  7/17/97 TO 01/13/98 PERIOD    D (D-W-M-Q-Y) AVE 12.147        VL    14703
                    T (T-Trd, B=Bid,A=Ask,W=Wa)     LOW 3            ON 12/30/97
--------------------------------------------------------------------------------
    DATE   PRICE   VOLUME |    DATE   PRICE   VOLUME  |    DATE   PRICE   VOLUME
--------------------------------------------------------------------------------
F                         |F  12/26   3.9       9040  |F  12/ 5   9 1/2     5790
T                         |T  12/25                   |T  12/ 4   10       13520
W                         |W  12/24   4        17980  |W  12/ 3   10.625   15580
T  1/13    4       121600 |T  12/23   3.7      18460  |T  12/ 2   10        5050
M  1/12    3 1/8    12130 |M  12/22   3.9      22990  |M  12/ 1   9 11/16  15990
                          |                           |
F  1/ 9    3.2       8890 |F  12/19   4        10040  |F  11/28   10       11310
T  1/ 8    3.4       2440 |T  12/18   4.4      18290  |T  11/27
W  1/ 7    3.4       6980 |W  12/17   4.9      19870  |W  11/26   9 11/16   6410
T  1/ 6    3.4      17630 |T  12/16   5.6      37910  |T  11/25   10        7400
M  1/ 5    3.2      54170 |M  12/15   4.6      37060  |M  11/24   10       11340
                          |                           |
F  1/ 2    3 1/8    45980 |F  12/12   3.9387   52680  |F  11/21   10       11510
T  1/ 1                   |T  12/11   4.7      25110  |T  11/20   10.2     12890
W  12/31   3.4      98930 |W  12/10   6.1      11830  |W  11/19   10        5900
T  12/30  L3        42510 |T  12/ 9   6        41700  |T  11/18   10.625   10540
M  12/29   3.7      22510 |M  12/ 8   6.3      22830  |M  11/17   11.875   29410
--------------------------------------------------------------------------------
Bloomberg-all rights reserved. Frankfurt:69-920410 Hong Kong:2-521-3000 London:171-330-7500 New York: 212-318-2000 Princeton: 609-279-3000
Singapore:226-3000 Sydney:2-9777-8600 Tokyo:3-3201-8900 Sao paulo:11-3048-4500

                                                    G189-53-1 05-Feb-98 11:45:59

                                   EXHIBIT TWO

                        10-Q REPORT FOR THE PERIOD ENDED
                               SEPTEMBER 30, 1997

                            [Omitted from this copy]
 -------------------------------------------------------------------------------

                                  EXHIBIT THREE

                               1996 ANNUAL REPORT

                            [Omitted from this copy]
 ------------------------------------------------------------------------------

                                  EXHIBIT FOUR

                        AGREEMENT DATED JANUARY 13, 1998
                                       AND
                        AMENDMENT DATED FEBRUARY 3, 1998

                            HARVARD SCIENTIFIC CORP.

                               FINANCING AGREEMENT

                                JANUARY 13, 1998

        Harvard Scientific Corp. ("Harvard") has requested that Dr. Jackie R. See and Mr. Thomas E. Waite ("Investors") provide equity financing of up to $10,000,000 to be made in tranches ("Tranches") of $500,000 to $2,000,000. The
Investors have agreed to do so on the following terms:

        Initial Funding: An initial Tranche to be made upon the effectiveness of the registration statement referred to below to purchase shares of Harvard's Common Stock ("Common") at $0.3164 per share ("Acquisition Price"), which is the average closing bid price of a share of Common for the 10 trading days ending January 12, 1998.

        Subsequent Funding: The Investors will have the option, acting in their sole discretion and from time to time as they see fit, to purchase additional Common in Tranches up to an aggregate of $10,000,000 purchase price (including the Initial Funding), prior to January 1, 1999. The price for the first $5,000,000 of funding (Including the Initial Funding) will be at the Acquisition Price, the price for the next $2,500,000 of funding will be at 200% of the Acquisition Price, or $0.6328 per share, and the price for the next $2,500,000 of funding will be at 400% of the Acquisition Price, or $1.2656 per share.

        Registration: Harvard will cause all Shares acquirable by the Investors as provided herein to be registered as promptly as practicable under the Securities Act of 1933 and to be qualified or registered under the laws of any other jurisdiction as to which the Investors may reasonably request. As part of the consideration to the Investors hereunder (to the extent the Investors do not otherwise have registration rights), Harvard will also cause all Shares otherwise owned by the Investors to be registered under the Securities Act of 1933 and to be qualified or registered under the laws of any other jurisdiction as to which the Investors may reasonably request.

        Fairness Opinion: Because the Investors comprise the Board of Directors that must approve the transaction, Harvard will seek a fairness opinion as to the transaction from an established banker, investment banker or accounting firm, which opinion will be based on all the reasonably available facts of the situation including Harvard's lack of income, positive cash flow or marketable products and the lack of additional funding from Springrange Investment Group, Ltd. If for any reason this transaction is not confirmed as fair to Harvard by such a fairness opinion, the parties hereto will restructure the transaction in a manner so that a fairness opinion can be obtained.

        Further Agreement: This document is an agreement between the parties hereto, effective upon its execution and delivery by Harvard and the Investors. The parties will consult as to whether or not a more extensive agreement is desired covering the matters herein, and if Harvard and the Investors determine that such an agreement is desirable, then it will be prepared, but until such a further agreement is executed and delivered by Harvard and the Investors, this Agreement shall remain in full force and effect.

        Costs and Expenses: As additional consideration for the Investors hereunder, Harvard will bear all costs and expenses relating to this Agreement, including those of registration and including fees and expenses of counsel to the Investors.

        Counterparts: This Agreement may be signed in counterparts, each of which will be an original and all together will constitute one agreement.

        IN WITNESS HEREOF, the parties hereto have executed this Agreement this 13th day of January 1998.

   HARVARD SCIENTIFIC CORP.                      INVESTORS

                                                 /s/ JACKIE R. SEE  1/13/98
                                                 ------------------------------
                                                     Jackie R. See
   By: /S/ THOMAS E. WAITE
       ------------------------------
   Its: President, CEO
                                                 /s/ THOMAS E. WAITE  1/13/98
                                                 ------------------------------
                                                     Thomas E. Waite

                            HARVARD SCIENTIFIC CORP.

                        AMENDMENT, DATED FEBRUARY 3, 1998
                                       to
                   FINANCING AGREEMENT, DATED JANUARY 13, 1998

        The Agreement dated January 13, 1998 ("Agreement") between Harvard Scientific Corp. ("Harvard") and Dr. Jackie R. See ("See") and Mr. Thomas E. Waite ("Waite" and, jointly with See, "Investors") hereby is amended as follows (the Agreement, as so amended, being herein referred to as the "Amended Agreement"):

        1. Initial Funding: An initial tranche of $5,000,000 will be purchased forthwith following the execution and delivery of this Amendment in lieu of the initial tranche of $500,000 - $2,000,000 provided in the Agreement, which will result in the acquisition of 1,580,278 shares ("Initial Acquisition Shares," the number of shares set forth in this Amendment reflecting the 1 for 10 reverse split of Harvard's common stock effective February 2, 1998) of Harvard common stock ("Common") at $3.164 per share. The purchase will be effected by the payment of $15,802.78 by checks of $7,901.39 from each of See and Waite, subject to collection, representing the par value of the Initial Acquisition Stock, and the balance of $4,984,197.22 by two promissory notes ("Initial Notes") of $2,492,098.61 from each of See and Waite in the form of Exhibit A hereto. The Investors will each promptly certify to Harvard that they have net worth, exclusive of securities or obligations of Harvard, in excess of the principal amount of the Notes upon which the Investor is obligated. Each Investor will submit to Harvard, on a confidential basis, a personal balance sheet supporting his certification of net worth.

        2. Any future tranches purchased in accordance with the Amended Agreement may be in cash or partially in cash and partially by notes ("Subsequent Notes" and, with the Initial Notes, "Notes") in the form of Exhibit A hereto, provided that in no case will the cash paid for any Common so purchased be less than the par value of the Common so purchased.

        3. To secure the obligations to Harvard (whose address is set forth in Exhibit A, hereto) of the Investors evidenced by the Notes, each Note will be secured by the Common with respect to whose purchase by the Investors the Note was consideration. The Investors will instruct the transfer agent of the Common to deliver the certificates for such Common to Harvard upon their issuance and will furnish to Harvard a stock power in blank, executed by the Investor or Investors involved, as to all such Common. Upon any default by any Investor in the payment of any Note upon which he is obligated, Harvard shall have all rights provided under the Uniform Commercial Code of Florida with respect to Common held as security with respect to such Note. If an Investor arranges a sale or a refinancing of any Common so held as security, Harvard will cooperate with the Investor in releasing such Common to or on behalf of a purchaser, or lender on the security, of the Common upon receipt of payment of the Note involved or, if all the Common securing the Note is not sold or used as collateral, that portion of the principal amount and accrued interest with respect to the Note that the Common so sold bears to all the Common securing the Note.

        4. The date "January 1, 1999," where it appears in the paragraph of the Agreement headed "Subsequent Funding," hereby is deleted and replaced with "April 1, 1999."

        5. Harvard will submit the Amended Agreement to its stockholders for approval at its next meeting of stockholders or cause it to be considered for approval no later than any consent of stockholders in lieu of a meeting.

        6. Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms.

        7. This Amendment may be signed in counterparts, each of which will be an original and all together will constitute one agreement.

        IN WITNESS HEREOF, the parties hereto have executed this Amendment this 3rd day of February 1998.

        HARVARD SCIENTIFIC CORP.                      INVESTORS

                                                      /S/JACKIE R. SEE
                                                      -------------------------
                                                         Jackie R. See
        By: /S/THOMAS E. WAITE
            ---------------------------------
        Its: President and CEO
                                                      /S/THOMAS E. WAITE
                                                      -------------------------
                                                         Thomas E. Waite

                                                                       EXHIBIT A
                                 PROMISSORY NOTE

$____________________

The undersigned ("Investor") hereby promises to pay to Harvard Scientific Corp. on March 31, 1999 at its principal office, 100 North Arlington, Suite 380, Reno, Nevada, the sum of __________________ Dollars, together with interest from the date hereof at the rate of 1% above prime as promulgated from time to time by Citibank, N. A. This Note may be prepaid at any time, in whole or in part, with interest on the amount prepaid to the date of prepayment, without penalty.

         The Investor hereby waives any right he may have to demand, notice or protest in connection with this Note. All costs of collection, if any, of this Note, including reasonable attorneys' fees, shall be payable by the Investor.

        This Note is entitled to the security provided in the Amended Agreement between Harvard Scientific Corp. and Dr. Jackie R. See and Mr. Thomas E. Waite.

        Executed this ______ day of _______________, 19___.

                                            ------------------------------
                                            [Name of Investor]

                                 PROMISSORY NOTE

$2,492.098.61

The undersigned ("Investor") hereby promises to pay to Harvard Scientific Corp. on March 31, 1999 at its principal office, 100 North Arlington, Suite 380, Reno, Nevada, the sum of Two Million Four Hundred Ninety-two Thousand Ninety-eight and Sixty-one One-hundredths Dollars, together with interest from the date hereof at the rate of 1% above prime as promulgated from time to time by Citibank, N. A.. This Note may be prepaid at any time, in whole or in part, with interest on the amount prepaid to the date of prepayment, without penalty.

         The Investor hereby waives any right he may have to demand, notice or protest in connection with this Note. All costs of collection, if any, of this Note, including reasonable attorneys' fees, shall be payable by the Investor.

        This Note is entitled to the security provided in the Amended Agreement between Harvard Scientific Corp. and Dr. Jackie R. See and Mr. Thomas E. Waite.

        Executed this 3rd day of February 1998.

                             /S/ JACKIE R. SEE
                             ----------------------------
                                 Jackie R. See

                                 PROMISSORY NOTE

$2,492.098.61

The undersigned ("Investor") hereby promises to pay to Harvard Scientific Corp. on March 31, 1999 at its principal office, 100 North Arlington, Suite 380, Reno, Nevada, the sum of Two Million Four Hundred Ninety-two Thousand Ninety-eight and Sixty-one One-hundredths Dollars, together with interest from the date hereof at the rate of 1% above prime as promulgated from time to time by Citibank, N. A.. This Note may be prepaid at any time, in whole or in part, with interest on the amount prepaid to the date of prepayment, without penalty.

         The Investor hereby waives any right he may have to demand, notice or protest in connection with this Note. All costs of collection, if any, of this Note, including reasonable attorneys' fees, shall be payable by the Investor.

        This Note is entitled to the security provided in the Amended Agreement between Harvard Scientific Corp. and Dr. Jackie R. See and Mr. Thomas E. Waite.

        Executed this 3rd day of February 1998.

                             /S/ THOMAS E. WAITE
                             --------------------------
                                 Thomas E. Waite

                                    EXHIBIT B

                  SECTION 78.140 OF THE NEVADA REVISED STATUTES

NRS 78.140 Restrictions on transactions involving interested directors or officers; compensation of directors.

1. A contract or other transaction is not void or voidable solely because:

   (a) The Contract or transaction is between a corporation and:

       (1)    One or more of its directors or officers; or

       (2) Another corporation, firm or association in which one or more of its directors or officers are directors or officers or are financially interested;

   (b) A common or interested director or officer:

       (1) Is present at the meeting of the board of directors or a committee thereof which authorizes or approves the contract or transaction; or

       (2) Joins in the execution of a written consent which authorizes or approves the contract or transaction pursuant to subsection 2 of NRS 78.315; or

   (c) The vote or votes of a common or interested director are counted for the purpose of authorizing or approving the contract or transaction, if one of the circumstances specified in subsection 2 exists.

2. The circumstances in which a contract or other transaction is not void or voidable pursuant to subsection 1 are:

   (a) The fact of the common directorship, office or financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors.

   (b) The fact of the common directorship, office or financial interest is known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of stockholders.

  (c) The fact of the common directorship, office or financial interest is known to the director or officer at the time the transaction is brought before the board of directors of the corporation for action.

  (d) The contract or transaction is fair as to the corporation at the time it is authorized or approved.

3. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or a committee thereof which authorizes, approves or ratifies a contract or transaction, and if the votes of the common or interested directors are not counted at the meeting, then a majority of the disinterested directors may authorize, approve or ratify a contract or transaction.

4. Unless otherwise provided in the articles of incorporation or the by-laws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors establishes the compensation of directors pursuant to this subsection, such compensation is presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

                                      PROXY

                         Harvard Scientific Corporation
                                755 Rinehart Road
                                   Suite #100
                            Lake Mary, Florida 32746

            The undersigned, a holder of Common Stock of Harvard Scientific Corp., a Nevada corporation (the "Company"), hereby appoints Curtis A. Orgill and Barbara A. Krilich, and each of them, the proxies of the undersigned (the "Proxies"), each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of Common Stock of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on July 9, 1998 and any adjournments thereof, as follows:

1. ELECTION OF DIRECTORS, as provided in the Company's Proxy Statement:

    [ ] FOR all nominees listed below [ ] WITHHOLD AUTHORITY to vote for all nominees listed below. (Instructions: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT HIS NAME BELOW)

    Thomas E. Waite, Dr. Jackie R. See, Curtis A. Orgill, Martin J. Holloran, and Col. Robert Hayden.

2. Proposal One. To ratify and approve the FINANCING AGREEMENT dated January 13, 1998 and amended February 3, 1998 between the Company and Dr. Jackie R. See and Thomas E. Waite:

    [   ] FOR [   ] AGAINST [   ] ABSTAIN

3. Proposal Two. To amend the Company's Articles of Incorporation to approve the increase in the number of authorized shares of common stock from 10,000,000 to 100,000,000 shares and to authorize 10,000,000 shares of serial or "blank check" preferred stock.

    [   ] FOR [   ] AGAINST [   ] ABSTAIN

4. Proposal Three. To ratify the appointment of Ronald D. Simpkins and Associates, CPA, P. A. as the Company's principal accountants to audit the Company's financial statements for the fiscal year ending December 31, 1998.

    [   ] FOR [   ] AGAINST [   ] ABSTAIN

5. Upon such other matters as may properly come before the meeting or any adjournments thereof.

            The undersigned hereby revokes any other proxy previously granted to vote at such Annual Meeting, and hereby ratifies and confirms all that the above-named Proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said Proxies are authorized to vote in accordance with their best judgment.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE REVERSE SIDE HEREOF. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE DIRECTORS NAMED ABOVE, FOR THE ADOPTION OF PROPOSALS ONE, TWO AND THREE AND AS SAID PROXIES SHALL DEEM ADVISABLE WITH RESPECT TO SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

            The undersigned acknowledges receipt of copies of the Annual Report for the period ended December 31, 1997, the Notice of Annual Meeting, and the accompanying Proxy Statement of the Company dated June 10, 1998, relating to the Annual Meeting.

-------------------------  ------------------------  --------------------------
Print name(s) of           Signature of Stockholder  Signature of 2nd
Stockholder(s) signing                               Stockholder, if applicable

The signature(s) hereon should correspond exactly to the name(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please indicate the full corporate name and indicate the title of signing officer.

Date: ______________________, 1998

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                            HARVARD SCIENTIFIC CORP.
                  PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

            [CONFORMED CONSOLIDATED FORM REFLECTING ALL AMENDMENTS]

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 10-KSB

              ANNUAL REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                             SECURITIES ACT OF 1934

                   For The fiscal year ended December 31, 1997
                         Commission File Number 0-28392

                            HARVARD SCIENTIFIC CORP.
                  --------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Nevada                                                      88-0226455
------                                                      ----------
(State or Other Jurisdiction of                             (I.R.S. Employer
Incorporation or Organization)                              Identification No.)

                755 Rinehart Road, Suite 100, Lake Mary, FL 32746
               (Address of Principal Executive Offices) (Zip Code)
       Registrant's Telephone Number, Including Area Code: (407) 324-1606

         Securities registered under Section 12(g) of the Exchange Act:

                     Common Stock, Par Value $0.01 Per Share
                                (Title of Class)

Check whether the issuer: (1) has filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

  X   Yes   ____  No

Check if there is no disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained in this form, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statement incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.

State issuer's revenues for its most recent fiscal year. None

State the aggregate market value of the voting and non-voting common equity held by non-affiliates of the registrant. The aggregate market value shall be computed by reference to the price at which the common equity was sold, or the average bid and asked prices of such common equity, as of such common equity, as of a specified date within 60 days prior to the date of filing.

Based on the average of the high and low bid and ask prices for the Registrant's shares of common stock of $7.75 on March 18, 1998, such market value is calculated net of 3,042,028 affiliate shares which equals $17,019,147.

Indicate the number of shares outstanding of each of the registrant's classes of Common Stock, as of the latest practicable date. As of March 18, 1998 there were 5,238,047 shares of Common Stock outstanding.


[This Conformed Consolidated Form 10-KSB reflects the Registrant's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1997, as filed with the Securities and Exchange Commission on March 20, 1998, and amended by filings on April 3, 1998, April 27, 1998 and April 28, 1998.]

                                     PART I

ITEM 1.  DESCRIPTION OF BUSINESS


         Harvard Scientific Corp. ("Registrant" or "Company") was incorporated under the laws of the State of Nevada on January 13, 1987 with the name of Witch Doctor Bones, Inc. On June 17, 1988, the Registrant changed its name to CareyWard, Inc.; on October 18, 1993, the Registrant merged Grant City Corporation into itself, taking the name Grant City Corporation through the merger; on January 18, 1994, the Company changed its name to The Male Edge, Inc., and on May 10, 1994, the Company changed its name to Harvard Scientific Corp. A 10 for 1 stock split of Registrant's Common Stock was effective on June 17, 1988; a 1 for 4 reverse stock split of Registrant's Common Stock was effective November 3, 1994; and a 1 for 10 reverse stock split was effective February 2, 1998. All figures in this Annual Report give effect to the stock split and reverse stock splits, and previously stated numbers of shares are appropriately restated, except Item 7. "Financial Statements", unless otherwise indicated. All statements in this annual report should be read in conjunction with and are qualified by the other information and financial statements (including the notes thereto) appearing elsewhere in this Annual Report, or incorporated herein by reference.

         The Company is a development stage biopharmaceutical company engaged in the development of products for 1) the treatment of male erectile dysfunction ("ED"), and 2) a topically applied preparation for Psoriasis. The Company's principal product is a lyophilized liposomal formulation of Prostaglandin E1 ("LLPGE1") in which the LLPGE1 is encapsulated in liposomes and then lyophilized (freeze-dried). This process provides the product with stability, the shelf life of which is expected to be at least 9 months at room temperature. LLPGE1 is an oxygenated, unsaturated cyclic fatty acid that occurs naturally in all cells of the body.

         The process is the same for both the ED and the Psoriasis products, except the dose of LLPGE1 is different. In the case of the ED product, the lyophilized material is reconstituted through the use of a non-irritating dilute detergent, which lyses the liposomes, releasing the PGE1 into solution. This solution is then applied via the urethral meatus (the opening at the end of the urethral tract at the tip of the penis). In the case of the Psoriasis product, the lyophilized product is suspended in a standard skin lotion and applied topically to lesions twice daily.


         On January 6, 1994, the Company acquired intellectual property rights relating to prostaglandin microsphere delivery from Bio-Sphere Technologies, Inc. ("BTI"). On February 13, 1996, the Company received an assignment of an application from the U.S. Patent Office for a patent identified as Application Serial No. 08/573408, filed December 15, 1995, for an invention "PGE1 Containing Lyophilized Liposomes For Use In The Treatment of Erectile Dysfunction". On February 17, 1998, The U.S. Patent Office approved and assigned patent No. 5,718,917 to the Company. The Company also filed an application for a European Patent in December 1996. On November 20, 1997, the Company received the Intellectual Property Rights to LLPGE1 Liposomes for the use of treatment of Psoriasis from BTI.

         Since inception, the Company has generated limited revenues and incurred significant losses, including losses of $5,816,241, $2,438,944 and $676,455 for the fiscal years ended December 31, 1997, 1996 and 1995, respectively. Losses are continuing through the date of this filing and the Company anticipates that it will continue to incur such losses until such time, if ever, as the Company generates sufficient levels of revenues from product sales to offset its operating costs. The Company believes that generation of such revenues is dependent upon, among other things, the Company's ability to obtain U. S. Food and Drug Administration ("FDA") approval. There can be no assurance the Company will be able to operate profitably or be commercially successful even if it receives funding for the development of the products.


         The Company has spent approximately $1,374,675 in 1997 and $110,000 in 1996 on research and development costs to bring the products to the stages they are at currently. The costs incurred associated with such steps conformed to the Company's planned budgets for 1996 and 1997.

         PGE1 has been approved by the FDA for over 20 years for therapeutic use as an intravenous infusion in newborn babies with congenital heart defects. PGE1 has also been approved by the FDA in the past three years, for the treatment of ED, as an injection and as an intra-urethrally administered pellet. However, the use of the specially formulated detergent to lyse the liposomes and the lyophilizing of the liposome-encapsulated LLPGE1 requires full registration of LLPGE1 with the FDA as a new drug. Accordingly, the Company filed an Investigational New Drug ("IND") application with the FDA in May 1996 and has been assigned IND No. 50502. LLPGE1 has undergone a Phase I clinical study, the results of which indicated the possible benefits of such therapy and provided the Company with sufficient information for the recommendation of two doses of the product to be developed for marketing, as well as an indication of the safety of the product.

         On November 20, 1997, the Company received the Intellectual Property Rights to LLPGE1 for the use of treatment of Psoriasis from BTI. This is in a special lotion base and delivery system which is proprietary. The Investigational New Drug Number (IND No. 54,669) has been awarded to Harvard Scientific from the FDA Division of Dermatology and Dental Drug Products for this topically applied skin treatment product for Psoriasis called PsoriClear. A Protocol is currently under development with the FDA for Phase 1 clinical trial.

                  The Company continues to qualify products in development within BTI to determine safety, effectiveness, market potential, and time and cost to commercialization. In addition, the Company is looking into existing pharmacological agents of other pharmaceutical companies that could be made more effective by utilizing the Company's delivery system technology. As of this date, the Company is concentrating its personnel and financing resources exclusively for the ED and Psoriasis treatments and has no immediate plans to add additional products to the Company's commercialization and marketing efforts.

                                   THE MARKET

THE MARKET FOR ERECTILE DYSFUNCTION

         Male ED occurs when there is a persistent inability to achieve an erection sufficient to permit sexual intercourse. It is not a loss of desire or the ability to experience orgasm. In about 75% of cases a medical condition such as diabetes, vascular disease, high blood pressure or a neurological disorder is found to be interfering with the erection process. An estimated additional 5% of cases occur due to medications such as anti-hypertensive medications. Smoking and excessive drinking of alcohol may also contribute to the condition. The remaining 20% of cases may have some form of psychological difficulty, including anxiety and stress. Often there is a combination of factors at work.

         According to the Consensus Report of the American Medical Association, ten to twenty percent of adult men in the United States suffer from ED. The market for treatments for ED, such as LLPGE1, is expected to grow over the next few years, as more men become comfortable with the fact that ED is treatable. The aging of the male population as the so-called "Baby Boomers" enter middle age is also expected to expand the market, since incidence of ED is likely to increase with a man's age.

         LLPGE1 treats ED in the following manner: The intra-urethrally applied LLPGE1 is absorbed across the urethral mucosa into the corpus spongiosum. Some of the dose enters the corpora cavernosum, while some of the dose goes into pelvic venous circulation. The half-life of LLPGE1 varies from 30 seconds to 10 minutes, and intra-urethrally administered product is barely discernable in the circulation. Alprostadil or PGE1, the active product in LLPGE1, is already approved by the FDA for the treatment of ED. The PGE 1 , causes the smooth muscle in the penile corpora to relax and dilates the penile arteries. This results in the rapid filling of the corpora with blood, which causes the compression of corporal sinusoids against the tunica albuginea, impeding venous outflow. The result is the development of an erection.

THE MARKET FOR PSORIASIS

         Approximately three million people in the United States are afflicted by Psoriasis and the disease consumes about two billion dollars allocated to health care each year. According to the National Psoriasis Foundation, there are approximately 2.4 million patient visits annually to dermatologist by Psoriasis patients, with each dermatologist seeing an average of 28 patients per month. The majority of the patients receive a topical steroid therapy, however most patients develop a tolerance to the cortical steroid lotions and there is lack of long term control of their Psoriasis.

         A number of treatments for Psoriasis are partially effective and as reviewed by Gerald J. Krueger M.D. in the New England Journal of Medicine, June 24, 1993, they are divided into three categories.

         One: Topically applied agents such as cortical steroids, lotions, anthrolin and vitamin D analogs.

         Two: Exposure to ultraviolet light or artificial medium wave length ultraviolet B radiation (UVB) or photoaugmented long wave length ultraviolet A radiation (PUVA).

         Three: Orally administered drug such as methotrexate, etretinate and cyclosporine. PUV treatments are expensive, approximately $2,600 per year, while methotrexate is less expensive, approximately $1,400 per year. Frequently such treatments become ineffective with continued use and require cycling or rotation.

         In summary, using currently available therapies: 1) the topically applied lotions become ineffective as tolerance develops, 2) the light therapies are very expensive and become ineffective over time, and 3) the oral agents as mentioned above can induce cancer, have serious liver toxicity and are reserved for disease that is severe.

         There is a genetic basis to the disease and the anti-rejection drug cyclosporinc and the anti-cancer drug methotrexate usage supports the concept that this is an inflammatory disease. There is some evidence that there is an autoimmune process involved as well and that the involved skin and uninvolved skin of patients with Psoriasis are equally hyperprofliferative when transplanted to nude mice (Krueger G.J., Chambers D.A., Shelby J.; "Involved and Uninvolved Skin from Psoriasis Subjects: Are They Equally Diseased? Assessment by Skin Transplanted to Congenitally Athymic Nude Mice." J Clin Invest 1981; Vol. 68; Pages 1548-57).

         Therefore, inflammation is the common elements of Psoriasis inducing symptoms. The inflammation is induced by a decrease in cell cycle duration of the proliferative keratinocytcs in the psoriatic epidermis of approximately 1.5 days versus 13-14 days in normal epidermis. There is a subsequent increased growth and altered differentiation of epidermal keratinocytes, which results in accumulation, and activation of T-lymphocytes and other inflammatory cells within a localized plaque. This then causes further inflammation which induces the symptoms of Psoriasis. This remarkable decrease in the keratinocytes cycle of the epidermis induces maturation and shedding within 4 days instead of the normal 25-28 days found in normal skin.

         What is needed to treat the symptoms of the disease Psoriasis is an agent that mediates inflammatory components and subsequent immune response at a local level. The prostaglandin's are ideal agents for this purpose, in fact Hammerstrom, et al, in their paper "Arachadonic Acid Transformations in Normal and Psoriatic Skin" in JOURNAL OF INVESTIGATIVE DERMATOLOGY, 1979: Vol. 73; Pages 180-183, noticed elevated levels of 12H pete and free arachadonic acid in lesions of Psoriasis indicating that the inflammatory components of Psoriasis are probably generated by the activation of eicosanoid pathways. However, the discovery was not translated to treatment because of the rapid acting nature of the eicosanoids or prostaglandin's. Prostaglandin's, i.e. PGR-1 are involved in the inflammatory reaction both for cellular healing and modulators of inflammation. This occurs by direct immunologic mechanism as well as vasodilatation and alteration of platelet and leukocyte adhesion and factor release.

                                   COMPETITION

COMPETITION FOR ERECTILE DYSFUNCTION PRODUCT:

         The market for treatment of ED is emerging and evolving and is characterized a number of entrants. The company faces competition from a number of existing and potential competitors. Pharmacia/ Upjohn, Schwarz Pharma and Senetek each produce PGE1 in injectable formulations. Upjohn's product has received regulatory approval worldwide, Schwarz Pharma's product is approved for use in the United States and Europe, and Senetek's product has received FDA approval for sale in the United States.

         The product most similar to the Company's product is produced by Vivus, Inc. It consists of a pellet containing PGE1which is released into the urethra via the specialized MUSE(R) device designed specifically for this purpose. This product, like injectable PGE1, has the potential for side effects, including dizziness, drop in blood pressure and pain at application.

         There are tablet formulations of ED products (phentolamine and sildenafil) currently being evaluated for New Drug Application ("NDA") approval by the Food and Drug Administration ("FDA"). NDA's for these oral products have recently been submitted to the FDA. The tablet formulations have potential benefits for patients who suffer from mild to moderate ED problems. However, clinical trials have shown that they cause various side effects due to systemic vasodilatation, which must be overcome. Pfizer and Zonagen are the two known competitors developing tablet formulations.

         Other competitors, Macrochem and NexMed are currently undertaking Phase I clinical trials of a topical solution containing PGE1.

         Other forms of competition are penile implants and vacuum pumps. However, the Company anticipates that the market for these devices will decline with the increasing awareness of various drug formulations which provide a more natural erection.

COMPETITION FOR PSORIASIS PRODUCT:

         There are a large number of companies that market topical steroids for Psoriasis, however, these therapies are associated with potential systemic toxicities of steroid dependence and their effects are transient.

         Several companies produce vitamin D analogs which, while producing little toxicity, have low therapeutic benefit.

         A relatively new product, Tazorac, is a Vitamin A analog manufactured by Allergan. Annual sales are in the $100 million range and increasing. This product is very effective, has little system toxicity, but has local toxicity such as burning and/or pain in 10-30% of patients.

         Oral drugs include potent immunosuppressive agents such as methotrexate, etretinate and cyclosporine. These products are limited by high cost, toxicities associated with systemic immunosuppressive and development of tolerance.

         Finally, exposure to ultraviolet light and medium wave length ultraviolet B radiation are effective but may enhance the risk of skin cancer. All therapies combined produce a market with approximately two billion dollars in sales annually in the United States alone.

COMPETITION FOR BOTH ERECTILE DYSFUNCTION AND PSORIASIS PRODUCTS

         Although the Company is not aware of any additional technologies or products which are functionally similar to those of the Company currently under development, there can be no assurance that such technologies or products will not be developed or that other companies with the expertise or resources that would encourage them to attempt to develop or market competing products will not develop new products directly competitive with LLPGE1. Some of the Company's competitors and potential competitors have well-established reputations for success in the development, sale and service of biopharmaceuticals and have substantially greater financial, technical, personnel and other resources than the Company, enabling them to undertake clinical testing of products, obtain regulatory approvals and manufacture and market pharmaceutical products in response to competitors seeking to market new products and enter into new markets. In addition, there can be no assurance that the Company can complete clinical testing of LLPGE1, obtain regulatory approvals and commence commercial-scale manufacturing in a timely manner to be effectively competitive.

                     DEPENDENCE ON THIRD-PARTY REIMBURSEMENT

Successful commercialization of LLPGE1 for ED and the psoriasis product may depend in part upon the availability of reimbursement for the cost of related treatment from third-party healthcare providers, principally Medicare, Medicaid and private health insurance plans, including health maintenance organizations. To the extent reimbursement is not provided or is limited, patients will have to pay for the LLPGE1 and/or the psoriasis product out of their own pockets. Third-party payers are increasingly challenging the price of medical products and services, which have had and could continue to have a significant effect on the purchasing patterns of many healthcare providers.

In markets other than the United States, reimbursement is obtained from a variety of sources, including governmental authorities, private health insurance plans and labor unions. In most foreign countries, there are also private insurance systems that may offer payments for alternative therapies. Although not as prevalent as in the U.S., health maintenance organizations are emerging in some European countries. Accordingly, the Company may need to seek reimbursement approvals in such other countries, although there can be no assurance that any such approvals will be obtained in a timely manner or at all. Failure to receive reimbursement approvals in such other countries could have an adverse effect on market acceptance of the Company's product in those international markets in which such approvals are sought.

The Company believes that reimbursement will be subject of increased restrictions in the future in the U.S. and foreign markets. The overall escalating cost of medical products and services has led to and will likely continue to lead to increased pressures on the health care industry to reduce the costs of products and services, potentially including products offered by the Company. Significant uncertainty generally exists as to the reimbursement status of newly approved healthcare products. Failure to receive adequate levels of reimbursement for the use of prostaglandin in general, and LLPGE1 and/or the psoriasis product could have a material adverse effect on the Company's business, financial condition and results of operations.


                          PRODUCTION AND MANUFACTURING

         One third-party manufacturer located in Southern California will manufacture the Company's products and a second company will validate the products. The manufacturers will produce the Company's product per the Company's directions and specifications and deliver the product to the Company. The Company sees no reason to acquire the equipment necessary for production at this time and anticipates utilizing its existing current arrangement with outside laboratories for the manufacturing of its products for distribution.

         The Company anticipates that Sigma Chemical Company, Austin Chemical Co., Inc., Spectrum Chemical Company, Interchem Corporation and West Company will supply the ingredients from which LLPGE1, will be manufactured.

         The Company is not aware of any environmental issues related to the use of disposal of its product. The chemistry involved produces no damaging effects on human, animal or plant life if exposed to the general population's air, water or soil supply. The Company's previous manufacturer, Collaborative Laboratories, did not disclose or relate any information indicating that the manufacturing process would produce any environmentally harmful by-products.


                                    MARKETING

         The commercial success of LLPGE1 will require acceptance by urologists, family practitioners with a significant elderly male clientele, medical doctors practicing as sex therapists and the medical community as a whole. Such acceptance will depend in large part on the results of the clinical trials for both ED and Psoriasis, and the conclusion by these physicians that LLPGE1 is a safe, cost-effective and acceptable method of treatment. Accordingly, achieving market acceptance for LLPGE1 will require substantial marketing efforts and expenditure of significant funds to educate doctors, pharmacists, and the public about what the Company believes are the advantages and benefits of LLPGE1. To that end, the Company is currently negotiating distribution agreements with major international pharmaceutical companies in the United States, European and South American markets. As is customary in the biopharmaceutical industry operating in these markets, the Company anticipates that these distribution agreements will provide for the distributor to pay the Company up-front licensing fees and milestone payments. In addition, the distributor will be responsible for the costs of registration and/or FDA approval and validations. Despite these arrangements, the Company expects to expend over $3 million over the first few years of launch in marketing support activities. Based on market studies undertaken by the Company, it expects that sales of LLPGE1, both in the United States and internationally, may generate material revenues to the Company by the end of 2000.

                              GOVERNMENT REGULATION

         The Company is subject to various FDA regulations which govern or influences the research, testing, manufacturing, safety, labeling, storage, recordkeeping and advertising and promotion of pharmaceutical products, biologics, and Class II devices. The Company believes it is in substantial compliance with all material federal and state laws and regulations. There can be no assurance, however, that the Company will be able, for financial and other reasons, to comply with applicable laws, rules and regulations. Failure or delay by the Company to comply with FDA regulations or other applicable regulatory requirements could subject the Company to civil remedies, including fines, suspensions, delays of approvals, injunctions, recalls or seizures of products, operating restrictions, as well as potential criminal sanctions, which could have a material adverse effect on the Company.

         The Company is currently working with the FDA to conduct animal trials prior to commencing Phase I studies of the Psoriasis product.

         The Company's research, development, clinical trials, manufacturing and marketing of LLPGE1 and topical Psoriasis cream are subject to extensive, rigorous and frequently changing regulatory review process by the FDA and other regulatory agencies in the U.S. and various foreign countries. The process of obtaining and maintaining required regulatory approvals is lengthy, expensive and uncertain. FDA procedures for approval of pharmaceuticals and biologics involve clinical testing which occurs in three phases to demonstrate the safety and efficacy of the product. Phase I clinical trials consist of testing for the safety and tolerance of the product with a small group of subjects and may also yield preliminary information about the effectiveness and dosage levels of the product. Phase II clinical trials involve testing for efficacy, determination of optimal dosage, and identification of possible side effects in a larger patient group. Phase III clinical trials consist of additional testing for efficacy and safety with an expanded patient group. Upon successful completion of Phase III testing, a New Drug Application ("NDA") can be filed. Approval requires a review of detailed data resulting from the clinical studies, the composition of the drug, the labeling that will be used, information on manufacturing methods, and samples of the products. After the FDA completes its review of the application, a panel of medical experts typically reviews the product, and the applicant is required to answer questions regarding its safety and efficacy. At the recommendation of the panel, an NDA may be granted and the product may then be marketed. After the product has been approved for marketing, Phase IV post-marketing surveillance studies may be required to provide additional data to the FDA for longer term follow-up concerns.

         The Company submitted an Investigational New Drug ("IND") application to the FDA in May 1996 for LLPGE1 ED product and has concluded its Phase I trial. The results of the Phase I trial were presented to the FDA in April 1997 during the Company's pre-Phase II clinical trial meeting. At an October 1997 meeting, the FDA had questions regarding the Company's clinical studies conducted prior to filing of the IND and requested additional information regarding the product's stability and chemistry. As a result of the October 1997 meeting, on February 5, 1998, the Company completed and forwarded to the FDA the reports requested by them. The company expects the FDA to complete their audit shortly and believes approval to proceed to Phase II will be granted, although there can be no assurance that such approval will be forthcoming.

         Regarding the Phase II trial, the FDA recommended that the product's dosage be increased by 50%, that the study's parameters be refined to conform more closely to other equivalent studies, and that certain potential indirect effects of the product's use be more closely monitored. The FDA did not require the Company to perform any further animal studies but also prohibited the Company from making any label claims based on the animal study it had previously conducted, due to the small size of this study.

         Currently, the manufacturing procedure is being scaled up, with assay verification and validation in progress through Prima Pharma, Inc., located in San Diego, California and Pyramid Laboratories, located in Fountain Valley, California. The Company anticipates that an NDA will be filed with the FDA in late 1999 or early 2000, assuming adequate data is generated upon conclusion of the clinical trial program. It is estimated that the costs of competing the above procedures for approval by the FDA will cost $10,000,000 to $12,000,000. The Company expects that the FDA review process could last as long as two years.

         The Company expects that certain of its potential products also may be regulated by the FDA as Class II devices upon completion of clinical testing. Class II devices include urological catheters . A Form 510(k) for the catheter to be used with LLPGE1 will be filed with the FDA at the time of the NDA submission. This application must contain data demonstrating the safety of the product for human use, as well as information on manufacturing processes and procedures.

         There can be no assurance that FDA or other regulatory clearance will not take longer than currently anticipated because of delays, problems or unforeseen safety difficulties or that regulatory clearance ever will be granted, although the Company believes that FDA and other regulatory clearance ultimately will be forthcoming. Failure to obtain FDA approval would prevent the Company from marketing LLPGE1 in the U.S., which would have a material adverse effect on the Company's business, financial condition and results of operations. Even if regulatory approval is obtained, a marketed pharmaceutical product and its manufacturer are subject to continuing regulatory review, and discovery of previously unknown problems or amendments to existing statutes or regulations or the adoption of new statutes or regulations could result in restrictions on such product or manufacturer, including withdrawal of the product from the market.

         At present, the Company also plans to distribute LLPGE1 in Europe and South America, and Management believes that such distribution may generate material royalty revenues by 2000. However, such distribution of the Company's products outside the United States will also be subject to extensive government regulation. These regulations, including the requirements for approvals or clearance to market, and the time required for regulatory review and the sanctions imposed for violations, vary from country to country. There can be no assurance that the Company will obtain regulatory approvals in such countries or that it will not be required to incur significant costs in obtaining or maintaining its foreign regulatory approvals. Failure to obtain necessary regulatory approvals, the restriction, suspension or revocation of existing approvals or any other failure to comply with regulatory requirements would prevent the Company from marketing LLPGE1 in such foreign country or countries, which would have a material adverse effect on the Company's business, financial condition and results of operations.

         The manufacturing processes of the Company's product will be subject to certain regulatory guidelines. These guidelines are laid down by the FDA. All pharmaceutical manufacturers must conform to these guidelines. The FDA inspects these facilities on a regular basis and any deficiencies are noted. The facility must correct those deficiencies within a finite period of time.

         Any new pharmaceutical facility must go through a strict inspection by the FDA, in a full audit, and then adhere to the guidelines. Any facility not adhering to these guidelines is subject to FDA regulatory action.


   UNCERTAINTY OF PATENT PROTECTION; UNCERTAINTY OF PROTECTION OF PROPRIETARY
                                   TECHNOLOGY

The strength of the Company's patent position may play an important role in its long-term success. The Company is the assignee of Patent Application No. 08/573408, filed December 15, 1995, for an invention "PGE1 Containing Lyophilized Liposomes For Use In The Treatment of erectile dysfunction." On February 17, 1998, the U.S. Patent Office issued patent number 5,718,917 with all claims allowed. There can be no assurance that this patent will be effective to protect the Company's product from duplication by others. In addition, there can be no assurance that the Company will be able to afford the expense of any litigation which may be necessary to enforce its rights under this patent. Moreover, although the Company believes that its product does not and will not infringe upon the patents or violate the proprietary rights of others, it is possible that such infringement or violation has or may occur. In the event that the Company's product is determined to infringe upon the patents or proprietary rights of others, the Company could be required to modify its product or obtain a license for the manufacture and/or sale of the product, or could be prohibited from selling the product. There can be no assurance that, in such an event, the Company would be able to do so in a timely manner, upon acceptable terms and conditions, or at all, and the failure to do any of the foregoing could have a material adverse effect upon the Company. Furthermore, there can be no assurance that the Company will have the financial or other resources necessary to enforce or defend a patent infringement or proprietary rights violation action. In addition, if the Company's product is deemed to infringe upon the patents or proprietary rights of others, the Company could, under certain circumstances, become liable for damages, which could also have a material adverse effect on the Company. The Company commenced one action seeking a declaration of non-infringement by Vivus, Inc. SEE ITEM 3. LEGAL PROCEEDINGS 5."

The Company also relies substantially upon its proprietary technologies, utilizing non-disclosure agreements with its employees, consultants and customers to establish and protect the ideas, concepts and documentation of its proprietary technology and know-how. Such methods, however, may not afford complete protection, and there can be no assurance that third parties will not independently develop such know-how or obtain access to the Company's know-how, ideas, concepts and documentation, which could have a material adverse effect on the Company.


           POTENTIAL PRODUCT LIABILITY EXPOSURE AND INSURANCE EXPENSE

     Upon the commencement of commercial production, the Company's business will expose it to an inherent risk of potential product liability claims, including claims for serious bodily injury or death, which could lead to substantial damage awards. The Company currently maintains product liability insurance through BTI, in the amount of $1,000,000, with a maximum payout of $3,000,000, which is the standard insurance coverage for the biopharmaceutical industry. The Company will seek to increase the level of such insurance as its products are commercialized. There can be no assurance, however, that the Company will be able to maintain or increase its insurance on acceptable terms or at reasonable costs, or that such insurance will provide the Company with adequate coverage against potential liabilities. A successful claim brought against the Company in excess of, or outside of, its insurance coverage could have a material adverse effect on the Company's results of operations and financial condition. Claims against the Company, regardless of their merit or eventual outcome, may also have a material adverse effect on the Company's ability to obtain physician endorsement of its products or expand its business.


    RELIANCE ON INTERNATIONAL SALES; CURRENCY EXCHANGE RISKS ASSOCIATED WITH
                              INTERNATIONAL SALES

The Company anticipates marketing LLPGE1 internationally, as well as in the U.S. To the extent the Company is able to market its products in foreign countries, the Company will become subject to the risks associated with international sales, including, but not limited to, health and welfare regulatory controls imposed by foreign governments, shipping delays, customs duties, export quotas and other trade restrictions, increased collection risks and international political, regulatory and economic developments, and exchange risks, any one of which could have an adverse effect on the Company's operating results.

                               MILLENIUM YEAR 2000

         The Company does not aniticipate any problem in dealing with computer entries in the year 2000 or thereafter, with any computers currently used at any of their facilities. The Company keeps current with all updates and revisions with all software the Company currently use. It is anticipated that the software updates reflect required revisions to accommodate transactions in the year 2000 and thereafter. All of the Company's computers are stand alone and due to the minimal computer capacity, it is not anticipated that the Company will have a problem at the turn of the century.


                                    EMPLOYEES

         As of December 31, 1997, the Company had seven full time employees. These full time employees are engaged in administration, management, and research & development activities. Three of the Company's officers and/or directors, are full-time employees of the Company (Thomas E. Waite, Curtis A. Orgill and Barbara L. Krilich. In addition, Dr. Jackie See and Dr. Darryl See, as well as others, serve as consultants to the Company.). The Company has written employment agreements for all of its employees and consultants. The Company believes their relation with its employees is good.

         The Company is dependent on the efforts and abilities of Jackie R. See, M.D., its founder and director; and of Thomas E. Waite, its Chief Executive Officer, President and Director. The loss of the services of any such officers or other key personnel could have a material adverse effect on the Company's operations. To the extent that the services of key personnel become unavailable, the Company will be required to retain other qualified personal, for whose services the Company will be in competition with other employers, many of which have significantly greater resources than the Company. There can be no assurance that the Company will be able to hire or retain such other qualified person. SEE
ITEM 6. "MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION".

               LIMITATIONS ON LIABILITY OF DIRECTORS AND OFFICERS

Section 78.751 of the Nevada General Corporation Law ("NGCL") allows the Company to indemnify any person who is or was made a party to, or is or was threatened to be made a party to, any pending, completed, or threatened action, suit or proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of any corporation, partnership, joint venture, trust or other enterprise. The NGCL permits the Company to advance expenses to an indemnified party in connection with defending any such proceeding, upon receipt of an undertaking by the indemnified party to repay those amounts if it is later determined that the party is not entitled to indemnification.

The foregoing provision may reduce the likelihood of derivative litigation against directors and officers and discourage or deter shareholders from suing directors or officers for breaches of their duties to the Company, even though such an action, if successful, might otherwise benefit the Company and its shareholders. In addition, to the extent that the Company expends funds to indemnify directors and officers, funds will be unavailable for operational purposes.

In 1998 the Company obtained Directors and Officers insurance from American International Group. The policy pays the loss of a director or officer of the Company arising from a claim first made against the director of officer during the policy period for an actual or alleged wrongful act. The per-claim maximum limit liability coverage is $3,000,000 with the annual aggregate limit of liability coverage also being $3,000,000. The retention for each loss coverage is $75,000 for corporate matters and $250,000 for security matters. The policy provisions include: no prior acts exclusion (i.e. all prior acts are included to the extent a claim is made during the policy coverage period), 100% entity coverage for security matters (if the claim names the Company and no officer or director, the policy includes coverage for the company), employment practices liability for directors and officers, including security suits, punitive damages covered on security claims, green mail, and secondary offering for 30 days. The policy does not include the "hammer clause" (limiting coverage to the amount of a settlement offer received) nor listed events. The retention for securities matters is refundable if the case is dismissed with or without prejudice. The policy contains standard conditions and exclusions normal to this type of policy.


                           COLLABORATIVE ARRANGEMENTS

         The Company operates as a "virtual company" and relies on subcontracting and collaborative arrangements for much of its research and development, manufacturing, clinical trial and marketing operations. Since January 1994, when BTI acquired the majority of the Company's Common Stock, the Company has relied extensively on management, technical and financial services provided by BTI. During 1997, the Company established an in-house management team separating the operations of BTI from the Company's operations.

         The Company has paid BTI for the LLPGE1 patent application and other intellectual properties, as well as licensing and distribution agreements and utilization of its scientific and technical personnel, with Company stock. The Company initially issued 71,400 shares (originally issued 2,856,000 shares prior to the 1 for 4 reverse stock split effective November 3, 1994 and the 1 for 10 reverse stock split effective February 2, 1998) to BTI in January 1994 for the intellectual rights to the product with the stipulation that the company pay for and effect a patent application. The Company was not able to fund the patent process. To fund the patent application and for management assistance and distribution agreements associates with the LLPGE 1 product, BTI received 613,850 shares of the Company's Common Stock in November 1995.

         On November 20, 1997, the Company agreed to exchange 200,000 shares of Common Stock (which have been issued) plus $150,000 to BTI for the Intellectual Property Rights to Prostaglandin E1 Lyophilized Liposomes for the use of treatment of Psoriasis. BTI is to receive a 3% override on royalties of the Psoriasis product.

         Prior to 1997, the Company reimbursed BTI for the time contributed by its employees and other overhead expense incurred by the Company at BTI's cost. The Company paid BTI $40,501 in overhead expenses incurred in 1994, $67,979 in 1995 and $80,000 in 1996. During 1997, the Company established separate operations from BTI whereby no overhead expenses incurred by the Company were reimbursable to BTI.

         The Company intends to continue to seek and enter into collaborative arrangements with pharmaceutical distribution concerns to eventually distribute LLPGE1.


                          OTHER FINANCING ARRANGEMENTS

1. In March 1997, pursuant to a private placement, the Company (a) sold to Springrange Investment Group Ltd. $5,000,000 principal amount of 6% Convertible Debentures (the "Debentures") and (b) received a commitment from that investor, subject to various conditions, to purchase additional Debentures in the aggregate principal amount of up to $10,000,000 in two tranches of $5,000,000 each. The investor may convert the Debentures into Common Stock (the "Conversion Shares"), and the Company has the right to require such conversion. The Company's has registered under the Securities Act of 1933 of its Common Stock issuable upon conversion of its 6% convertible debentures, which registration statement was declared effective on August 14, 1997. As of February 28, 1998, of the $5,000,000 investment, $2,450,000 has been converted, with the issuance of 3,858,308 shares of the Company's Common Stock therefor. Sales of substantial amounts of Common Stock, or the perception that these sales could occur, could adversely affect, and the Company believes have adversely affected, prevailing market prices for the Common Stock and could impair the ability of the Company to raise additional capital through the sale of its equity securities or through debt financing. No prediction can be made as to the effect, if any, that future sales of shares of Common Stock, whether offered by the holder or others, will have on the market price of the shares of Common Stock prevailing from time to time. The Company has brought an action against Springrange Investment Group in connection with its investment in the Debentures. SEE ITEM 3."LEGAL PROCEEDINGS, PROCEEDING 7".

2. On January 13, 1998, the Company entered into a financing agreement (such agreement, as amended on February 3, 1998, is herein referred to as the "Financing Agreement") with Jackie R. See, a director and a controlling stockholder of, and consultant to, the Registrant, and Thomas E. Waite, President, Chief Executive Officer, Chairman of the Board of Directors and a controlling stockholder of the Registrant, whereby such investors ("Investors") (a) purchased an initial tranche of 1,580,278 shares of the Company's Common Stock (the "Initial Shares") for an aggregate purchase price of $5,000,000, and (b) may purchase up to an aggregate of 592,605 additional shares of the Company's Common Stock (the "Additional Shares"), upon certain terms and conditions, at an aggregate maximum additional purchase price of $5,000,000. The initial funding of $5,000,000 was effected on February 3, 1998 by the delivery to the Company by each of Dr. See and Mr. Waite of a check for $7,901.39 and Promissory Notes due March 31, 1999 in the principal amount of $2,492,098.61, bearing interest at the rate of 1% above prime and secured by the shares purchased.

     A fairness opinion has been obtained in connection with the Financing Agreement from HD Brous & Co., Inc., a New York Stock Exchange member firm located in Phoenix, Arizona.

     Under the Financing Agreement, the Investors have the right, but not the obligation, to invest up to an additional $5,000,000 to purchase Common Stock, of which $2,500,000 would acquire 383,070 shares at $6.238 per share and an additional $2,500,000 would acquire 197,534 shares at $12.656 per share, so that if all available investments under the Agreement are made by the Investors, they will invest $10,000,000 to acquire 2,172,882 shares of Common, although there is no assurance that the Investors will make any investment in registrant beyond the purchase for $5,000,000 already made. All further purchases would be for cash to at least to the extent of the $0.01 per share par value of the Common Stock, with the balance payable by notes with the same maturity and interest rate as the notes used in connection with the initial purchases under the Agreement. Additional investments in Common Stock pursuant to the Agreement would be made in tranches of $500,000 to $2,000,000 each. Dr. See and Mr. Waite contemplate that they will participate equally in any additional purchases under the Financing Agreement, but there is no requirement that they do so. The Board of Directors of registrant ratified the Agreement on February 23, 1998, with Dr. See and Mr. Waite abstaining from voting. Dr. See and Mr. Waite approved the Original Agreement when they were the only directors of the registrant. The Agreement will be submitted to the shareholders of the Corporation for ratification at its next meeting of shareholders, at which, in view of the shareholdings controlled by the Investors, it is expected that shareholder ratification will be forthcoming.

3. On February 23, 1998, the Company entered into a financing agreement with an independent investor ("Investor"), under which the Investor provided financing of $600,000 to the Company in exchange for 200,000 shares of Common Stock of the Company. If, on the effective date of the registration of the 200,000 shares under the Securities Act of 1933, which is to be accomplished by the Company as soon as practicable, the closing bid price of the Company's stock is less than $6.00 per share, the Investor is to receive additional shares calculated by taking the difference between (a) 600,000 divided by one-half the closing bid price of the company's Common Stock on the effective date and (b) 200,000.


ITEM 2.  DESCRIPTION OF PROPERTY

         The Registrant's occupies a total of three office locations:

1) 5,428 square feet in Irvine, California where the Registrant maintains a research & development laboratory. Rent of $6,242 ($1.15 per square foot) is paid monthly for the first year and is increased to $6,514 on April 17, 1998 until the lease expires on April 30, 1999, (telephone
          (714) 252-1942).

2) 2,992 square feet is occupied in Lake Mary, Florida where the world headquarters and general operations of the Registrant are maintained. Rent of $4,269 ($1.43 per square foot) is paid monthly beginning December 15, 1997 through the expiration of the lease on December 31, 2000, (telephone (407)-324-1606).

3) 425 square feet is occupied in Reno, Nevada at the corporate headquarters where all accounting operations are maintained. Rent of $425 ($1 per square foot) is paid monthly beginning December 1, 1997 and expiring May 3, 1998, (telephone (702)-786-9005).

         All of the properties leased by the Company are in good working condition. The Company has secured property insurance for the above locations occupied.

         The Registrant does not own any real estate, nor is the Registrant engaged in the business of investing in real estate or real estate mortgages.


ITEM 3.  LEGAL PROCEEDINGS

LEGAL PROCEEDINGS RESOLVED INVOLVING RELATED PARTIES:

         1. HARVARD SCIENTIFIC CORP. V. NEVADA AGENCY AND TRUST COMPANY AND THOMAS E. WAITE & ASSOCIATES, Case No. CV96-0495, Second Judicial District Court of Nevada, County of Washoe, filed August 2, 1996. This action involved a dispute over performance of an agreement between the Company and a consultant, Thomas E. Waite & Associates ("TEW"), which had been issued 35,000 shares of Common Stock in exchange for services to be performed by TEW. TEW was and is only owned by Thomas E. Waite, President, CEO, Chairman of the Board, and a controlling stockholder of the Company. Those services involved obtaining the financing for the Registrant. In this action, the Registrant claimed that TEW had not performed those services and had breached its agreement with the Registrant. Nevada Agency and Trust Company, the Registrant's transfer agent, was included as a defendant in order to enjoin the transfer of the 35,000 shares which had been issued to TEW. The Company sought to recover damages for TEW's breach of contract and obtain a declaratory judgment declaring the agreement between the Company and Waite null and void, and canceling the shares issued to TEW.

         This action was settled amicably between the parties and is no longer pending. Under the terms of the settlement agreement, the Company acquiesced in the transfer of the 35,000 shares of Common Stock to TEW and issued additional shares of 56,875 to TEW. SEE NOTE 10 TO THE FINANCIAL STATEMENTS.

         2. D. WECKSTEIN AND CO., INC. V. HARVARD SCIENTIFIC CORP. AND THOMAS E. WAITE & ASSOCIATES, INC., Index No. 97-103324, Supreme Court of New York, County of New York, filed February 18, 1997. In this action, Weckstein claimed that the Company breached an agreement between it and the Company whereby Weckstein agreed to help the Company obtain financing in exchange for 25,000 shares of the Company's Common Stock. Weckstein also sought damages against TEW, claiming that TEW tortuously interfered with the agreement between the Company and Weckstein. Weckstein also sought damages for alleged fraud on the part of TEW, in connection with its dealings with Weckstein.

         Weckstein also brought a cause of action against the Company for "abuse of process" in connection with the filing a Nevada action that had been brought by the Company against Weckstein. In this claim, Weckstein asserted that the Nevada Court has no personal jurisdiction over either of the defendants to the Nevada action, and that the Company brought the action in Nevada simply to inconvenience Weckstein.

         This suit and countersuit has been settled amicably between the parties and is no longer pending. Under the terms of the settlement agreement, the Company caused 3,500 shares of the Company's Common Stock to be delivered to Weckstein.

         3. NEIL ARMSTRONG V. HARVARD SCIENTIFIC CORP., DON STEFFENS, DR. JACKIE
R. SEE, IAN HICKS, AND DOES I THROUGH X, Case No. A371879 District of Nevada, County of Clark, filed April 4, 1997. In this action, the plaintiff, a former officer and director of the Company, alleges that the Company breached the terms of an employment agreement he alleges he had with the Company. The plaintiff alleges that the Company wrongfully terminated his employment with the Company and that the other defendants conspired with one another to wrongfully terminate his employment with the Company. The complaint seeks compensatory damages, punitive damages and reasonable attorneys' fees and costs in a total amount exceeding $10,000.

         This litigation has been settled amicably between the parties and is no longer pending. Under the terms of the settlement agreement, the Company paid Armstrong 20,000 shares of the Company's Common Stock plus $10,000.

LEGAL PROCEEDINGS UNRESOLVED:

         4. HARVARD SCIENTIFIC CORPORATION V. NEVADA AGENCY & TRUST COMPANY, A NEVADA CORPORATION, and DOES I - V, INCLUSIVE AND ABC CORPORATIONS I-V, INCLUSIVE, Case No. CV98-00017 filed in the District Court of the State of Nevada, Washoe County, Nevada, filed on January 2, 1998. In this action, Harvard filed a request for an injunction against Nevada Agency & Trust Company, Harvard' former transfer agent, to relinquish all records of the Company's to a newly appointed transfer agent located in Salt Lake City, Utah. Harvard was granted the injunction and the records were transferred to the new transfer agent on January 6, 1998. Harvard is considering amending its complaint against Nevada Agency & Trust to add additional causes of action for damages, and additional defendants. The Company believes that Nevada Agency & Trust Co. is owned by Cecil Ann Walker, wife of Alexander H. Walker, Jr., former Director, Secretary, and General Counsel to the Company and Chairman of the Board of Nevada Agency & Trust Company.

         5. HARVARD SCIENTIFIC CORP. V. VIVUS, INC., Case No. CV-N-97-00562-HDM
(RAM) United States District Court, District of Nevada, filed October 1, 1997. In a letter dated August 29, 1997 Vivus, Inc. alleges that the product and method used by Harvard Scientific for the treatment of male erectile dysfunction infringed on a patent held by Vivus. Vivus asserted they had ownership rights to this patent. On September 16, 1997, the Company responded advising Vivus that they did not infringe on such patent, identifying those claim limitations not present in the defendant's product and methods. On September 19, 1997, Vivus again reiterated its claim of infringement against the Company.

         The Company then filed this complaint for declaratory judgement of non-infringement of the patent. Defendant filed a motion asking for dismissal of the plaintiff's declaratory judgement action on the basis that there is no infringement and, therefore, no actual controversy. Vivus now assets that its allegation of infringement was premature because the plaintiff's use of its product and method for treating erectile dysfunction is limited to FDA clinical trials which is a non-infringing use under the patent laws. The Company has opposed Vivus' motion to dismiss on the basis that it has taken concrete steps toward the commercialization of its product and method and that Vivus' allegation of infringement is damaging the Company's ability to complete FDA clinical trials. On March 16, 1998, the court granted defendants motion for dismissal, without prejudice for the Company to amend.

         6. ERIC N. SAVAGE V. HARVARD SCIENTIFIC CORP., DR. JACKIE SEE, DOES I THROUGH X, Case No. A381022, filed in the District Court, Clark County, Nevada on November 10, 1997. The Plaintiff alleges that the Company restricted Savage from selling his Common Stock in the Company and is seeking damages in excess of $1,260,000 plus attorney fees and costs. The Company denies liability and believes Savage has acknowledged he was not entitled to sell his stock free from restriction at a date earlier than he now contends. In February 1998, the Company requested the Court to stay the State Court action pending binding arbitration in the action filed against the Company by the plaintiff. The Company's request for arbitration is pending.

         7. HARVARD SCIENTIFIC CORP. V. SPRINGRANGE INVESTMENT GROUP, Case No. 98 civ. 0735 (DC), filed in the United States District court, Southern District of New York, filed on February 3, 1998. The defendant is a 6% debenture holder arising out of the Securities Purchase Agreement executed on or about March 21, 1997. The Company alleges that the defendant had breached its representations under the agreement by taking a short position and otherwise manipulating the price of the Company's Common Stock. The Company is seeking to recover its damages arising from Springrange's breach of contract and misrepresentations. The Company will not be honoring any requests by the defendant to convert the debenture balance into Common Stock until this matter has been resolved. SEE NOTES 11 & 13 TO THE FINANCIAL STATEMENTS AND ITEM 1. "DESCRIPTION OF BUSINESS - OTHER FINANCING ARRANGEMENTS".

         On February 18, 1998. Springrange filed a motion to dismiss the Complaint and to enjoin the financing transaction entered into between the Company and Thomas E. Waite and Dr. Jackie See formally announced publicly on or about January 15, 1998. Springrange also sought injunctive relief requiring the Company to deliver shares of Common Stock pursuant to notices of conversion filed in January 1998. The Company opposed the motion and requested injunctive relief. In early March 1998, a hearing on the motion was held and the judge granted Springrange's motion to dismiss the Complaint, with leave to amend in 30 days and in view of the dismissal, denied Springrange's motion for injunctive relief. Springrange is free to pursue its claims independently or in this action if the Company files an amended complaint.

         8. ALEXANDER H. WALKER JR. V. HARVARD SCIENTIFIC CORP. AND JACKIE R. SEE, M.D., Case No. 980901221 in the Third Judicial District Court in Salt Lake City, Utah, filed on February 6, 1998. In this action, the plaintiff, a former officer, director and General Council to the Company, alleges two causes of action: 1) breach of contract by the Company with respect to his employment agreement, and 2) false representations allegedly made to him by the Company. Walker seeks damages in the amount of $420,000 for the breach of contract claim and unspecified damages for the alleged false representation claim. The time for the Company's response to the Complaint has not expired. However, the Company denies liability and anticipates the commencement of legal action against Walker to recover damages sustained by the Company as a result of Walker's failure to perform his responsibilities as General Council for the company and breaches of his fiduciary duties owed to the Company. The Company will also seek indemnity from Walker for damages it has sustained and settlements it has been forced to negotiate in other litigations. SEE NOTE 13 TO THE FINANCIAL STATEMENTS.

OTHER NEGOTIATING MATTERS

         9. On November 3, 1995, BTI entered into an agreement with a European marketer, Pharma Maehle ("Pharma"), whereby Pharma was to establish the European market for the Company's erectile dysfunction product to develop, manufacture, sell, practice and exploit the use of the Company's proprietary license technology. In February 1996, an amendment to the agreement was signed to reflect the transfer of said agreement from BTI to the Company. On March 20, 1996, Section 19.0 (Entire Agreement) was amended to better express the intent of the parties. On December 20, 1996, the Company notified Pharma in writing that it was terminating the agreement for breach of contract and the implied covenant of good faith and fair dealing inherent in all contracts by failing to exercise reasonable diligence to exploit the technology and patent rights. On January 13, 1997, the Company signed a Letter of Understanding with Pharma, whereby the parties would consider working out a formal agreement settling their disputes after seeking advise from legal council. The agreement was to be accomplished within 10 working days from January 13, 1997,and when that did not occur, the Company again notified Pharma of it's intent to terminate any and all agreements with Pharma referencing previous termination notices. Pharma contends the various notices of termination were withdrawn or ineffective and the agreement is enforceable. However, the Company believes they have rightfully terminated the agreement with Pharma, which has been and continues to be in breach of the agreement in any event. The validity of the agreement is currently in dispute.

         On February 19, 1998, the Company renewed it's previous notices of termination and renoticed the termination of the licensing agreement with Pharma, and demanded binding arbitration under Nevada law of the existing disputes between the parties pursuant to the terms of the licensing agreement. The demand required a response by Pharma no later than March 13, 1998. Pharma responded and with a settlement proposal which was declined by the Company. Pharma then indicated that it was in the process of selecting Nevada counsel. If Pharma does not notify the Company of its legal counsel obtained in Nevada by March 20, 1998, the Company intends to request the Nevada District Court to compel the arbitration. SEE NOTE 9 & 13 TO FINANCIAL STATEMENTS AND FORM 8K FILED FEBRUARY 23, 1998.


ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         No matters were submitted during the fourth quarter of the fiscal year covered by this report to a vote of security holders through the solicitation of proxies or otherwise.


                                     PART II

ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

         The Common Stock of the Company began trading on the system of the National Association of Securities Dealers, Inc. (NASD) known as the OTC Electronic Bulletin Board under the symbol "HVSF" in June 1995. On February 3, 1998, the Company changed the symbol to "HVSFD" as a result of the 10 for 1 reverse stock split. The Company continued to use the "HVSFD" symbol through March 5th, 1998, at which time the symbol reverted back to "HVSF", and continues to be traded thereunder.

         The following table sets forth the range of high and low bid quotations for the Company's Common Stock for each quarterly period indicated, as reported by brokers and dealers making a market in the capital stock. Such quotations reflect inter-dealer prices without retail markup, markdown or commission, and may not necessarily represent actual transactions:


                                            COMMON STOCK
                                            ------------

                                 QUARTER ENDED                    HIGH BID          LOW BID
                                 -------------                    --------          -------
               March 31, 1998 *                                   $  9.40           $ 3.00
               December 31, 1997                                  $ 14.10           $ 2.90
               September 30, 1997                                 $ 22.50           $ 9.40
               June 30, 1997                                      $ 61.90           $12.50
               March 31, 1997                                     $ 81.30           $25.00
               December 31, 1996                                  $ 26.20           $ 8.70
               September 30, 1996                                 $ 33.10           $15.00
               June 30, 1996                                      $ 72.50           $21.90
               March 31, 1996                                     $166.30           $52.50
               ------------------------------------
               *  Includes January 1, 1998 through March 18, 1998


         The approximate number of record holders of the Registrant's capital stock as of December 31, 1997 and March 18, 1998 were 192 and 207, respectively.

Dividends:
         The Registrant has never paid cash dividends on its capital stock and does not intend to do so in the foreseeable future. The Registrant currently intends to retain its earnings, if any, for the operation and expansion of its business.

         The Company's recent registration under the Securities Act of 1933, of its Common Stock, issuable upon conversion of its 6% convertible debentures, was declared effective on August 14, 1997.
1. September 25, 1995, the corporation issued 20,350 shares to officers, directors or consultants for services to the Company:

                     Purchaser              No. of Shares
                     ---------              -------------
                     Rex Morden                       2,100
                     Alexander Sparkuhl                 500
                     Neal Armstrong                   5,000
                     Steven Rayman                    7,500
                     Eric Savage                      3,250
                     Jackie R. See                    2,000
                                            ----------------
                                                     20,350
                                            ================

     All shares listed in this paragraph were issued in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933, in view of the sophistication of the issuee.

2. On December 7, 1995, the Company issued 613,850 shares of its Common Stock to BTI for BTI's assistance in raising working capital, prosecuting the patent application, management assistance and for assignment of rights under the Distribution Agreements for LLPGE1. Such shares were issued in reliance upon the exemption from registration provided in Section 4(2) of the Securities Act of 1933, in view of the sophistication of the issuee.

3. On December 11, 1995, the Company issued 20,000 shares of its Common Stock to Baltic Trust Company, a non-U.S. entity in connection with a private placement of the Company's shares pursuant to Regulation "S" promulgated under the Securities Act of 1933. All such shares subsequently were returned to the Company's treasury as a result of a failure of consideration for the issuance of such shares.

4. During November 1995, the Company entered into a two-year agreement with Thomas E. Waite & Associates, then and now wholly owned by Thomas E. Waite, President, Chief Executive Officer, Director and a controlling stockholder of the Company, to provide an array of business services to enhance the Company's asset base and further the development of the Company's business plan. The contracted services included public/investor relations, marketing and sales plans, identifying strategic partnership arrangements, and other opportunities that would enhance the market value and viability of the Company. On December 15, 1995, the Company issued to Thomas E. Waite 35,000 shares of Common Stock in consideration of the services to be provided for the two-year duration. Such shares were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, in view of the sophistication of the issuee.

5. On December 27, 1995, the Company issued 20,000 shares of its Common Stock in connection with an offering of the Company's shares pursuant to Rule 504 promulgated under the Securities Act of 1933. Such shares were issued to Rosehouse Ltd. in exchange for the consideration of $831,300.

6. On January 12, 1996, the Company issued 1,000 shares of its Common Stock in connection with consulting services rendered to the corporation by Dr. Joseph L. Williams, one of the individuals on the Company's Scientific Advisory Board, in exchange for research and development conducted by the individual. Such shares were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, in view of the sophistication of the issuee.

7. On April 12, 1996, the corporation issued 18,000 shares of its Common Stock to Alexander H. Walker, Jr., in connection with legal services rendered to the Company. On July 5, 1996, the Company issued 2,000 shares of its Common Stock each to Alexander H. Walker, III and J.T. Cardinalli for legal services rendered for the Company. Such shares were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, in view of the sophistication of the issuees.

8. On June 10, 1996, the Company sold $500,000 of 7% Convertible Debentures in the following aggregate principal amounts: $250,000 to Wood Gundy London Limited, $150,000 to Ailouros Ltd. and $100,000 to DJ Limited. All such Debentures were issued pursuant to the exemption from registration under Regulation "S" promulgated under the Securities Act of 1933.

9. On August 15, 1996, the Company issued 3,333 shares of its Common Stock to Ailouros Ltd. as a result of Ailouros Ltd.'s conversion of $25,000 of the 7% Convertible Debentures it purchased from the Company on June 10, 1996. Such shares were issued in reliance upon the exemption from registration under Regulation "S" promulgated under the Securities Act of 1933.

10. On August 22, 1996, the Company issued 15,385 shares of its Common Stock to Wood Gundy London Limited as a result of Wood Gundy's conversion of $125,000 of the 7% Convertible Debentures it purchased from the Company on June 10, 1996. The Company also issued 12,308 shares of its Common Stock to DJ Limited on this date as a result of DJ Limited's conversion of $100,000 of the 7% Convertible Debentures it purchased from the Company on June 10, 1996. All such shares were issued in reliance upon the exemption from registration under Regulation "S" promulgated under the Securities Act of 1933.

11. On November 20, 1996, the Company issued 1,500 shares of its Common Stock to Dr. Joseph J. Williams for consulting services rendered to the Company. The Company also issued 550 shares of its Common Stock to Stock Desk Communications Ltd. for printing services rendered to the Company. The Company also issued 1,000 shares of its Common Stock to Dr. Alexander Sparkuhl for consulting services rendered to the Company. Except as to the 550 shares issued to Stock Desk Communications Ltd., all such shares were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, in view of the sophistication of the issuee. The 550 shares issued to Stock Desk Communications Ltd. were returned to the treasury on May 12, 1997, due to the fact that, subsequent to the issuance of these shares, the Company learned that such printing services had been paid for in cash and that the issuance of the 550 shares constituted a double payment for such services.

12. On December 18, 1996, the Company issued 56,875 shares of its Common Stock as part of a settlement agreement in the litigation between the Company and Thomas Waite & Associates described herein. SEE ITEM 3. " LEGAL PROCEEDINGS". Such shares were issued in reliance on the exemption from registration under Section 4(2) of the Securities Act of 1933, in view of the sophistication of the issuee. On February 26, 1997 the shares were reissued pursuant to a court order which approved such issuance, after a hearing on the fairness of the terms and conditions of such issuance. The issuance of such shares was in accordance with Section 3(a)10 of the Securities Act of 1933.

13. On January 20, 1997 and January 30, 1997, the Company sold Ronald E. Patterson 10,000 and 5,000 shares, of Common Stock for $50,000 and $25,000, respectively. The closing bid prices on January 20 and January 30, 1997 were $31.20 and $42.90, respectively. On February 19, 1997, the Company sold Ronald E. Patterson 10,000 shares of Common Stock in exchange for $50,000. The closing bid price on February 19, 1997 was $73.70. Such shares were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, in view of the sophistication of the issuee.

14. On March 18, 1997, the Company issued a total of 127,000 shares of its Common Stock to eight (8) individuals for legal and consulting services and for services rendered by officers and directors of the Company.


                      Purchaser             No. of Shares
                      ---------             -------------

           Ian Hicks
                                                    25,000
           Don Steffens
                                                    25,000
           Ronald E. Patterson
                                                    10,000
           Alexander H. Walker, Jr.
                                                    18,000
           Alexander H. Walker III
                                                     2,000
           J.T. Cardinalli
                                                     2,000
           Roger T. M.D.
                                                    10,000
           Jackie R. See
                                                    35,000
                                           ----------------
                                                   127,000
                                           ================

     Such shares were issued pursuant to the exemption from registration under
     Section 4(2) of the Securities Act of 1933.

15. On March 21, 1997, the Company sold $5,000,000 aggregate principal amount of 6% Convertible Debentures to Springrange Investment Group Ltd. The agreement is subject to various conditions, to purchase additional Debentures in the aggregate principal amount of up to $10,000,000 in two tranches of $5,000,000 each. The investor may convert the Debentures into Common Stock (the "Conversion Shares"), and the Company has the right to require such conversion. Shares issuable upon conversion have been registered under the Securities Act of 1933, declared effective on August 14, 1997. The 6% Convertible Debentures were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933. SEE ITEM 1 "DESCRIPTION OF BUSINESS - OTHER FINANCING ARRANGEMENTS", AND ITEM 3. "LEGAL PROCEEDINGS."

16. On April 18, 1997, the Company issued a total of 20,000 shares of Common Stock to David E. Jordan and persons designated by Mr. Jordan, for assisting the Company in securing funding through the debenture holder, Springrange Investment Group, as follows:


                                       No. of
          Purchaser                    Shares
          ---------                    ------

          David E. Jordan              16,680

          Robert E. Jordan                200

          Michael H. Jordan               200

          A.L. Molesworth, Inc.         2,500

          Lenora Todaro                   200

          Anita Grossfield                200

          Lisa R. Gerren                   20


17. On June 6, 1997, the Company issued a total of 100,000 shares to David E. Jordan and persons designated by Mr. Jordan. Such shares were cancelled for failure of consideration and returned to the treasury on August 8, 1997.

18.  On June 10, 1997, the Company issued 597,200 shares, as follows:



                                           No. of
          Purchaser                        Shares
          ---------                        ------

          Anita Wassgren See Trust        100,000

          Jackie R. See *                 300,000

          Don A. Steffens                 100,000

          Alexander H. Walker, Jr.         87,200

          Joseph L. Williams, M.D.         10,000


     * The 300,000 shares issued Jackie R. See have demand registration rights under the Securities Act of 1933, which rights have been exercised.

     All such shares were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, in view of the sophistication of the issuees.

19. On June 12, 1997, the Company issued 45,000 shares to Ailouros Ltd. in settlement of a litigation settlement. SEE ITEM 3. " LEGAL PROCEEDINGS". Such shares were issued pursuant to the exemption from registration under
     Section 4(2) of the Securities Act of 1933.

20. On September 23, 1997, the Company issued 16,900 shares, as a reimbursement of legal fees and services, as follows:



                                                No. of
               Purchaser                        Shares
               ---------                        ------

               Ronald E. Patterson              11,000

               Martin Bennett                      200

               Mark Bradley                        200

               Max Carter                        2,500

               David Miller                      3,000

     On October 13, 1997, Max Carter returned 2,500 shares to the treasury. All such shares were issued pursuant to the exemption from registration under
     Section 4(2) of the Securities Act of 1933, in view of the sophistication of the issuees.

21. On October 20,1997, the Company issued 20,000 shares to Neil Armstrong in settlement of litigation with the Company. SEE ITEM 3. " LEGAL PROCEEDINGS". Such shares were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933.

22. On November 14, 1997, the Company issued 50,000 shares to Darryl M. See, M.D., in exchange for research and development consulting services and 400,000 shares to Thomas E. Waite to induce him to work for the Company and provide an incentive for his successful performance as President and Chief Executive Officer. The grant of the 400,000 shares is irrevocable and the amount of the grant was determined, in view of the cessation of the active business of Thomas E. Waite & Assoc. at the time of Mr. Waite's employment to enable him to devote his entire business time to the affairs of the Company. Such shares were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, in view of the sophistication of the issuees. The 400,000 shares issued Thomas E. Waite have demand registration rights under the Securities Act of 1933, which rights have been exercised.

23. On November 25, 1997, the Company issued 370,000 shares for services or signing bonuses or intellectual property rights, as follows:


                                                            No. of
               Purchaser                                    Shares
               ---------                                    ------

               Biosphere Technology, Inc.         (1)          200,000
               Kostech Data Corporation           (2)           10,000
               Curtis A Orgill                    (3)           50,000
               Ronald E. Patterson                (2)           25,000
               Michael Snell                      (4)           25,000
               Martin E. Janis                    (2)           50,000
               Lorenz M. Hofmann Ph.D.            (2)           10,000

(1)  Shares issued for the transfer of intellectual property rights.
(2)  Shares issued in exchange for services performed.
(3) Shares issued to induce the employee to work for the Company and to provide an incentive for his successful performance as Treasurer and Chief Financial Officer.
(4) Shares issued to induce the employee to work for the Company and to provide an incentive for his successful performance as Director of Public Relations.

     Such shares were issued pursuant to the exemption from registration under
     Section 4(2) of the Securities Act of 1933, in view of the sophistication of the issuees. On December 10, 1997, the 25,000 shares issued to Ronald E. Patterson were cancelled and returned to treasury for failure of consideration. The balance of the shares shown above were cancelled without proper corporate authority and reissued to correct such improper cancellation at a later date. SEE NO. 26 BELOW AND ITEM 3. "LEGAL PROCEEDINGS, PROCEEDING NO. 8".

24. On January 16, 1998, the Company issued 100,000 shares to CIBC Wood Gundy London Limited. The parties came to an agreement on a litigation issue resolved on December 26, 1997. Such shares were issued pursuant to the exemption from registration under section 4(2) of the Securities Act of 1933, in view of the sophistication of the issuees.

25. On January 22, 1998, the Company reissued 10,000 shares to Kostech Data Corporation. See Item 23 above.

26. On January 26, 1998, the Company issued or reissued a total of 625,000 shares to the following:


            Purchaser                          Ref.    No. of Shares

            Biosphere Technology, Inc.          (1)           200,000
            Dr. Darryl See                      (3)           200,000
            Pyramid Laboratories                (4)            15,000
            Curtis A Orgill                     (1)            50,000
            Barbara L. Krilich                  (5)            50,000
            Michael Snell                       (2)            50,000
            Martin E. Janis                     (1)            50,000
            Lorenz M. Hofmann Ph.D.             (1)            10,000
                                                      ----------------
                                                              625,000
                                                      ================

     (1) These shares were reissued, see Item 23 above.
     (2) See Item 23 above as to 25,000 shares. 25,000 shares were issued as an additional incentive to induce the employee to work for the Company and to provide an incentive for his successful performance as the Company's Director of Public Relations.
     (3) Shares issued to induce the employee to work for the Company and to provide an incentive for his successful performance as the Company's Chief Clinical Investigator.
     (4) Shares issued in settlement of a debt.
     (5) Shares issued to induce the employee to work for the Company and to provide an incentive for her successful performance as the Company's Secretary and Chief Operating Officer.

     Such shares were issued pursuant to the exemption from registration under
     Section 4(2) of the Securities Act of 1933, in view of the sophistication of the issuees.

27. On February 3, 1998, Dr. Jackie R. See and Mr. Thomas E. Waite ("Investors") each invested $2,500,000 in the registrant and received shares. Such shares were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933. The shares have demand registration rights under the Securities Act of 1933, which rights have been exercised. SEE ITEM 1 "DESCRIPTION OF BUSINESS - OTHER FINANCING ARRANGEMENTS".

28. On February 10, 1998, three new members were elected to the Board of Directors of the Company. Two of these members will serve as new independent Directors of the Company and the third will fill an existing seat vacated by the resignation of a previous director. The Company's Board of Directors currently consists of five members. On February 11,1998, the Company issued a total of 10,000 shares, 5,000 to each new independent Director of the Company, Col. Robert T. Hayden, USA (Ret) and Martin J. Holloran. Such shares were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933.

29. On February 18, 1998, the Company issued 200,000 shares of Common Stock to an investor, O. Lee Tawes III, for payment of $600,000. Such shares were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933. The shares have demand registration rights under the Securities Act of 1933, which rights have been exercised. SEE
     ITEM 1. "DESCRIPTION OF BUSINESS - OTHER FINANCING ARRANGEMENTS".

 ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION OR PLAN OF OPERATION

The discussion contained in this Item 6 is "forward looking", as that term is identified in, or contemplated by, Section 27A of the Securities Act and Section 21E of the Exchange Act. Accordingly, actual results may materially differ from projections. Additional information concerning factors that could cause actual results to differ materially is readily available in this section.

OVERVIEW:

         Harvard Scientific Corp. is a biopharmaceutical drug development company. The Company's corporate objective is to utilize medically researched and developed drug substances, determine the ability of these substances to be encapsulated in liposomes and to determine the potential market for such products. The Company intends to conduct and conclude, either on its own or with the assistance of an industry partner, all clinical testing necessary for regulatory approval of said products from the U.S. Food and Drug Administration ("FDA") or similar regulatory agencies in foreign countries in order to initiate marketing and establish distribution channels for its products. Thus far, the Company has developed two products, (i) a therapeutic treatment for male erectile dysfunction and, (ii) a topical treatment for psoriasis. The Company presented the results of its Phase I clinical study on the erectile dysfunction treatment product to the FDA in April 1997, as part of its pre-Phase II clinical trial meeting. The FDA is currently auditing the data from its Phase I study. Protocols and research sites for the Phase II study are complete and the Company is currently awaiting FDA approval to proceed with its Phase II clinical trials. The Company voluntarily placed the psoriasis product on clinical hold with the FDA until additional data, both qualitative and quantitative, could be collected to determine the exact systemic reactions, if any, to the body. The FDA requested that the Company conduct more animal trials, specifically dog trials, to provide this data. The Company also believes that the data resulting from these trials may suggest that an opportunity exists for the Company to consider a potential additional therapeutic product to treat animal skin conditions, specifically mange.

         During fiscal years 1994 through 1997, the Company's activities consisted primarily of raising capital, identifying a core management team, developing a patent application for its ED product and the submission of this application to the U.S. Patent and Trademark office (which resulted in the issuance of said patent), concluding manufacturing scale up and initial clinical trials and formulating both a commercialization and clinical development strategy. The Company has considered and evaluated additional products and market potential for those products in order to enhance its own current product portfolio and intends to continue this strategy for future corporate development.

         The Company's core technology is covered by a U.S. patent. On August 18, 1997, the Company received a Notification of Allowance for Patent from the U.S. Patent and Trademark Office for "PGE1 CONTAINING LYOPHILIZED LIPOSOMES FOR USE IN THE TREATMENT OF ERECTILE DYSFUNCTION". This is the active drug agent used in the Company's male ED treatment product. The U.S. Patent and Trademark Office issued patent number 5,718,917 to the Company on February 17, 1998.

         The Company is confident that its strategic plan which was launched by a new management team in November, 1997, will be successful, although there is no assurance that it will be. The Company's management team is currently established thereby, during the next twelve months it is not expected that the Company will need to hire any additional employees. Since the middle of November 1997: (i) the Company received an Investigational New Drug ("IND") number 54,669 from the FDA Division of Dermatology and Dental Drug Products for its new product, PsoriClear, (ii) its International Patent Application, No. PCT/US96/18820 (International Publication No. W097/2234), received a favorable Preliminary Examination Report, from the U.S. Patent and Trademark Office Examiner acting as the International Preliminary Examining Authority, (iii) a study utilizing gamma radiation instead of standard 0.2 micron filters to sterilize the chemical components used in the Company's products proved successful in the production of "GMP" (Good Manufacturing Practice) product,
(iv) a financing agreement to provide funds of up to $10,000,000 was signed between the Company and its two largest shareholders, Thomas E. Waite, President and Chief Executive Officer of the Company, and Jackie R. See, M.D., F.A.C.C., Director of Research and Development and, (v) stability studies on lyophilized liposomal Prostaglandin E1 conducted with the collaborative efforts of Pyramid Labs, Inc. in Costa Mesa, California has proven that LLPGE1 remains stable without any degradation and chemical breakdown at room temperature for at least 9-months. These stability studies are ongoing in order to determine the exact shelf-life for the Company's products at room temperature.

         Over the next 12 months, the Company's primary focus will be on continuing clinical trials and product validation of its ED product to conform to the regulatory process of the FDA. Also, the Company intends to move forward in parallel and has undertaken efforts to identify companies with similar technologies or companies seeking new proprietary products to strengthen their existing market position. This strategy is directed toward the formation of strategic alliances, joint venture arrangements, licensing and distribution agreements, research and development agreements and other collaborative arrangements with major pharmaceutical distribution concerns and/or licensing agreements to eventually assist in the development and distribution of its current two projects, with particular emphasis on the ED product.

         It is the belief of the Company that if an agreement with a major industry partner can be secured, the possibility exists that the regulatory process for its products could be expedited. This should greatly enhance the Company's ability to bring its products to market more quickly, thus insuring the Company an opportunity to maximize its profitability from the remaining life of its patent for its products which was issued February 17, 1998. Without the benefit of an industry partner, the Company believes that an 18 to 24 month time-line to obtain regulatory approval is the current assumption, but there can be no assurance, if ever, that the product will receive FDA approval in that time span.

         In the next 12 months, the Company's future success is dependent upon its ability to raise additional funds to complete the commercialization process for its ED treatment product and its psoriasis treatment product either through strategic agreements (i.e. licensing, distribution or joint venture) or through private placements or public issuance of the Company's Common Stock. In the past, the Company has relied upon the private purchase of its securities by accredited investors to raise such funds. The Company will continue to seek such practices of raising such funds in the future, however, there is no assurance that they will prove successful.

         In January 1998, a financing agreement to provide funds of up to $10,000,000 was signed between the Company and its two largest shareholders, Thomas E. Waite, President and Chief Executive Officer, and Jackie R. See, M.D., F.A.C.C., Director of Research and Development. The notes of $2,492,098.61 each are due and payable on March 31, 1999. For the terms of this transaction, sEE
ITEM 1."DESCRIPTION OF BUSINESS - OTHER FINANCING ARRANGEMENTS". In February 1998, an investor purchased 200,000 shares of the Company's Common Stock for an initial funding of $600,000 SEE ITEM 1 "DESCRIPTION OF BUSINESS - OTHER FINANCING ARRANGEMENTS".

         The Company does not expect to purchase or sell any significant equipment.

RESULT OF OPERATIONS:

FOR THE YEAR ENDED DECEMBER 31, 1996:

         The Company experienced an increase in administrative and general expenses primarily as a result of increased consulting, legal and professional fees. These fees were paid mostly to auditors, attorneys and marketing consultants. In addition, the Company experienced an increase in payroll costs, as it had four employees until December 6,1996, when a management change took place. As a result of this management change, Neal Armstrong, Rex Morden, Stephen M. Goldberg and David F. Miller were removed and Don Steffens and Ian Hicks were appointed as officers and directors of the Company.

         During 1996, the Company's activities centered on continued fund raising efforts and development of the product. The Company submitted an IND to the FDA and concluded a Phase I clinical trial. The Company started the year with a cash balance of $799,466. The Company raised funds though the sale of $500,000 aggregate principal amount of 7% Convertible Debentures ("7% Debentures") in June 1996 and incurred $500,000 in interest expense thereon. The Company received revenues of $181,000 resulting from the supply of its product to its Korean distributor for the conduct of clinical trials and incurred research and development and other costs of the goods sold in the amount of $326,423. The Company also incurred $494,813 in costs for legal settlements, based on the fair market value of 568,750 shares issued to Thomas Waite & Associates ("Waite") in settlement of litigation between the Company and Waite. SEE ITEM 3 "LEGAL PROCEEDINGS." The net loss for the year ended December 31, 1996 amounted to $2,438,944.

FOR THE YEAR ENDED DECEMBER 31, 1997:

         The Company's major financial transaction for the year was the issuance of $5,000,000 aggregate principal amount of 6% Convertible Debentures. The issuance of such Debentures brought a net amount of $4,375,000 into the Company's general operating account in March 1997. The Registration Statement on form SB-2, registering the 6% debenture transaction, became effective on August 14, 1997. Indeed, almost all of the cash generated by the Company's operations for the year ending December 31,1997 came from the issuance of this 6% Debenture. SEE ITEM 1. "DESCRIPTION OF BUSINESS - OTHER FINANCING ARRANGEMENTS".

         The Company had no net sales during year, and, accordingly, had no cost of sales for the year. However, in 1996, the Company incurred sales of $181,000 and a cost of sales of $216,867 for the year as result of selling clinical supplies to Korea. Accordingly, gross profit in 1996 was a loss of $35,870. The difference in the sales figures for 1997 vs. 1996 is attributable primarily to the Company's focus on raising investment capital in 1997. In 1997, the Company focused on completing the required regulatory review process for its ED product and introducing their psoriasis product, as opposed enhancing promotions of the Company's products, as was the case in 1996.

         During 1997, the Company also experienced a significant increase of $1,051,065 in operating expenses over what was experienced in 1996. This increase is a result of several factors including: 1) identifying a core management team, 2) opening a new Corporate office in Reno, Nevada and a new World Headquarters in Lake Mary, Florida, 3) other administrative costs associated with the clinical trials on both ED product and the psoriasis product, and 4) expanding efforts to raise additional capital. Consequently, salaries increased approximately $213,500 and rent and office overhead increased approximately $90,000. The Company focused on expanding public relations, which resulted in an additional cost of approximately $486,000 for 1997. As a result of securing the 6% debenture holder, the Company paid approximately $750,000 in finder fees, of which $625,000 is amortized over a 12-month period ending March 1998. Legal and professional fees increased by approximately $136,000.

         During 1997, the Company experienced a significant increase in research & development costs over those incurred in 1996. This increase of $1,265,122 is a direct result of completing the clinical trials on Phase I study on the ED product submitted to the FDA in April 1997. Furthermore, the Company has prepared the protocols for the Phase II study and is awaiting FDA approval before proceeding with the clinical trials. In addition, the Company has prepared for the Phase I clinical trials for its psoriasis product. The costs incurred associated with such steps conformed to the Company's planned budgets for 1996 and 1997.

         The increase in depreciation and amortization of $473,741 in 1997 is the amortized portion of the deferred issuance cost on the 6% Debenture of $468,750. The balance of $156,250 will be amortized within the first quarter of 1998. SEE ITEM 1 "DESCRIPTION OF BUSINESS - OTHER FINANCING ARRANGEMENTS".

         The Company expensed $220,816 to legal settlements in 1997, SEE IN ITEM
7. - FOOTNOTE 10 TO THE FINANCIAL STATEMENTS. Dividend income increased 100% in 1997, however interest expense also increased by $949,857 as a result of the $5,000,000 6% Debenture received in March 1997.

         Management anticipates that general and administrative expenses will continue to be incurred in similar amounts throughout 1998 as the Company continues to seek additional investment capital and expand its operations. In addition, research & development costs will continue to increase as the Company moves forward with FDA approval and continues to bring its products to market. The Company will continue to incur legal expenses in connection with litigation which the Company is involved.


ITEM 7.    FINANCIAL STATEMENTS

                            HARVARD SCIENTIFIC CORP.
                           (A DEVELOPMENT STAGE CORP.)
                                DECEMBER 31, 1997

                               RONALD D. SIMPKINS
                           CERTIFIED PUBLIC ACCOUNTANT





                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
     And Shareholders of
Harvard Scientific Corp.

I have audited the balance sheet of Harvard Scientific Corp. (A Development Stage Company) as of December 31, 1997, and the related statements of operations, stockholders'equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on the financial statements based on my audit. The financial statements of the Company for the fiscal years ended December 31, 1996 and 1995, were audited by other auditors whose report thereon dated June 2, 1997, expressed an unqualified opinion with an explanatory paragraph discussing its going-concern assumption.

I have conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Harvard Scientific Corp. as of December 31, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been presented assuming that the Company will continue as a going concern. As discussed in Note 12 to the financial statements, the Company has suffered recurring losses from operations that raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Ronald D. Simpkins

Reno, Nevada
March 5, 1998

                               RONALD D. SIMPKINS
                           CERTIFIED PUBLIC ACCOUNTANT




                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
    And Shareholders of
Harvard Scientific Corp.


I have audited the balance sheet of Harvard Scientific Corp. (A Development Stage Company) as of February 28, 1998. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based on my audit.

I have conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the balance sheet referred to above present fairly, in all material respects, the financial position of Harvard Scientific Corp. as of February 28, 1998, in conformity with generally accepted accounting principles.

The accompanying financial statements have been presented assuming that the Company will continue as a going concern. As discussed in Note 12 to the financial statements, the Company has suffered recurring losses from operations that raises substantial doubt about its ability to continue as a going concern. The balance sheet does not include any adjustments that might result from the outcome of this uncertainty.

/s/ Ronald D. Simpkins

Reno, Nevada
March 5, 1998

DALE MCGHIE                                           Town & Country Plaza
CERTIFIED PUBLIC ACCOUNTANT                   1539 Vassar St. Reno, Nevada 89502
                                                      Tel:  702-323-7744
                                                      Fax:  702-323-8288


                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
and Shareholders of
Harvard Scientific Corp.

I have audited the balance sheet of Harvard Scientific Corp. (A Development Stage Company) as of December 31, 1996, and 1995, and the related statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1996. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on the financial statements based on my audits.

I have conducted my audits in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above, revised as described in Note 14, present fairly, in all material respects, the financial position of Harvard Scientific Corp. as of December 31, 1996, and 1995, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1996, in conformity with generally accepted accounting principles.

The accompanying financial statements have been presented assuming that the company will continue as a going concern. As discussed in Note 11 to the financial statements, the Company has suffered recurring losses from operations that raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ W. Dale McGhie

W. Dale McGhie, CPA
Reno, Nevada
June 2, 1997


                                         HARVARD SCIENTIFIC CORP.
                                       (A DEVELOPMENT STAGE COMPANY)

                                               BALANCE SHEET

                                                  ASSETS
                                                             December 31,    December 31,   December 31,
                                                                1997            1996           1995
                                                              (Audited)       (Audited)       (Audited)
                                                           --------------  --------------  --------------
Current Assets:
    Cash and cash equivalents                              $     873,199   $           -   $     799,466
    Prepaid  expenses                                             35,382           1,565         425,094
    Accounts Receivable - Directors (Note 7)                      57,711               -               -
    Due From Related Parties  (Note 7)                           852,305               -               -
    Deferred debt issue costs (Note 11)                          156,250               -               -
                                                           --------------  --------------  --------------

       Total Current Assets                                    1,974,847           1,565       1,224,560
                                                           --------------  --------------  --------------

Equipment and Leasehold Improvements:
    at cost, less accumulated depreciation of $11,930
    at December 31, 1997 and $3,491 at December 31,
    1996 and $6,637 at December 31, 1995 (Note 3)                 50,704           5,925          10,861
                                                           --------------  --------------  --------------

Intangible Assets:
    Intellectual Property, net of accumulated amortization
       of $4,147 at December 31, 1997, $1,048 at December
       31, 1996 and $1,771 at December 31, 1995  (Note 4)        156,848           7,948           8,563
    Organizational cost, net of accumulated amortization
       of $140,686 at December 31, 1997,$105,760 at
       December 31, 1996 and $70,754 at December 31, 1995         34,864          69,789         104,796
                                                           --------------  --------------  --------------

                                                                 191,712          77,737         113,359
                                                           --------------  --------------  --------------

Other Assets:
    Deposits                                                      10,414             300             300




       TOTAL ASSETS                                        $   2,227,677   $      85,527   $   1,349,080
                                                           ==============  ==============  ==============




    The accompanying Notes are an integral part of these financial statements

                                         HARVARD SCIENTIFIC CORP.
                                      (A DEVELOPMENT STAGE COMPANY)

                                        BALANCE SHEET (CONTINUED)

                                   LIABILITIES AND STOCKHOLDERS' EQUITY

                                                       December 31,  December 31,  December 31,
                                                           1997          1996          1995
                                                         (Audited)     (Audited)     (Audited)
                                                       ------------  ------------  ------------

Current Liabilities:
   Accounts payable                                    $    26,370   $    36,625   $   105,791
    Accrued expenses (Note 5 & 11)                         131,694        20,329        84,380
    Bank overdraft                                               -           134             -
    Obligation under capital lease - current (Note 3)       16,979             -             -
    Due to related parties                                       -       190,860       406,881
    Note payable to related parties (Notes 6 and 7)              -        37,275        67,675
    Debentures payable - Convertible (Note 11)           2,800,000             -             -
    Note payable - Convertible (Note 6)                          -       250,000             -
                                                       ------------  ------------  ------------
      Total Current Liabilities                          2,975,043       535,223       664,727
                                                       ------------  ------------  ------------
Long-Term Liabilities:
    Obligation under capital lease - non-current             6,317             -             -
      (Note 3)                                         ------------  ------------  ------------

Stockholders' Equity:
    Common Stock, $.001 par value; 100,000,000 shares
      authorized; 33,441,373, 9,883,129 and 8,749,125
      shares issued and outstanding at December 31, 1997,
      December 31, 1996 and December 31, 1995,
      respectively (Note 1)                                 33,441         9,883         8,749
    Additional paid-in capital                           8,694,904     3,206,207     1,902,445
    Deficit accumulated during the development stage    (9,482,027)   (3,665,786)   (1,226,841)
                                                       ------------  ------------  ------------
      Total Stockholders' Equity                          (753,682)     (449,696)      684,353
                                                       ------------  ------------  ------------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $ 2,227,677   $    85,527   $ 1,349,080
                                                       ============  ============  ============




    The accompanying Notes are an integral part of these financial statements

                                         HARVARD SCIENTIFIC CORP.
                                      (A DEVELOPMENT STAGE COMPANY)

                                        STATEMENTS OF OPERATIONS

                                                                                   1/13/87
                                                                                  (Inception)
                                        December 31,  December 31,  December 31,      to
                                           1997          1996          1995        12/31/97
                                         (Audited)     (Audited)     (Audited)    (Unaudited)
                                        ------------  ------------  ------------  ------------

Net Sales                               $         -   $   181,000   $         -   $   187,387
Cost of  Sales                                    -       216,870             -       221,557
                                        ------------  ------------  ------------  ------------
     Gross Profit                                 -       (35,870)            -       (34,170)
                                        ------------  ------------  ------------  ------------
Operating Expenses:
   General and administrative expenses    2,295,337     1,244,272       434,320     4,336,207
   Research and development (Note 7)      1,374,675       109,553       194,965     1,803,559
   Depreciation and amortization            515,213        41,472        39,550       635,847
                                        ------------  ------------  ------------  ------------
     Total Operating Expenses             4,185,225     1,395,297       668,835     6,775,613
                                        ------------  ------------  ------------  ------------
     Loss from Operations                (4,185,225)   (1,431,167)     (668,835)   (6,809,783)
                                        ------------  ------------  ------------  ------------
Other Income (Expense):
   Settlements (Note 10)                   (220,816)     (494,813)            -      (715,629)
   Interest Income                            1,168             -             -         1,565
   Dividend Income                           51,453             -             -        51,453
   Interest Expense                      (1,462,821)     (512,964)       (7,620)   (1,985,133)
   Loss on disposition of marketable
     securities                                   -             -             -       (24,500)
                                        ------------  ------------  ------------  ------------
     Total Other Income and Expense      (1,631,016)   (1,007,777)       (7,620)   (2,672,244)
                                        ------------  ------------  ------------  ------------
Net Loss                                $(5,816,241)  $(2,438,944)  $  (676,455)  $(9,482,027)
                                        ============  ============  ============  ============
Loss per Common Share                   $     (0.36)  $     (0.27)  $     (0.29)  $     (0.56)
                                        ============  ============  ============  ============

Weighted Average Shares Outstanding
  (Note 2)                               16,352,816     9,040,685     2,333,703    17,077,159
                                        ============  ============  ============  ============

   The accompanying Notes are an integral part of these financial statements.


                                         HARVARD SCIENTIFIC CORP.
                                      (A DEVELOPMENT STAGE COMPANY)


                                    STATEMENTS OF STOCKHOLDERS' EQUITY
                         FOR THE PERIOD FROM JANUARY 13, 1987 (DATE OF INCEPTION)
                                     TO DECEMBER 31, 1997 (UNAUDITED)


                                                Restated                        Deficit
                                              Common Stock        Additional     From
                                        ------------------------    Paid-in     Inception
                                          Shares       Amount       Capital      To Date       Total
                                        -----------  -----------  -----------  -----------  -----------
Issuance of shares for cash on
    January 13, 1987 (inception)           103,000   $      103   $    2,097   $        -   $    2,200

Issuance of shares for cash,
    net of offering costs                   51,000           51       19,223            -       19,274

Issuance of shares for services            146,000          146            -            -          146

Issuance of shares to acquire
    Grant City Corporation                  50,000           50       39,827            -       39,877
                                        -----------  -----------  -----------  -----------  -----------
Balance December 31, 1993                  350,000          350       61,147            -       61,497

Issuance of shares to effect a
    four-for-one split                   1,050,000        1,050       (1,050)           -            -

Issuance of shares for
    intellectual property rights         4,196,000        4,196            -            -        4,196

Issuance of shares for
    corporation property rights            394,000          394       24,231            -       24,625

Issuance of shares for fees
    and services                         1,045,000        1,045       96,893            -       97,938

Issuance of shares for cash,
    net of offering costs                  393,500          393      353,757            -      354,150

Adjustment of shares to effect a
    four-for-one reverse split          (5,571,375)      (5,571)       5,571            -            -

Cumulative (loss) from inception
    to December 31, 1994                         -            -            -     (550,386)    (550,386)
                                        -----------  -----------  -----------  -----------  -----------
Balance December 31, 1994                1,857,125        1,857      540,549     (550,386)      (7,980)






   The accompanying Notes are an integral part of these financial statements.


                                         HARVARD SCIENTIFIC CORP.
                                      (A DEVELOPMENT STAGE COMPANY)

                                    STATEMENTS OF STOCKHOLDERS' EQUITY
                         FOR THE PERIOD FROM JANUARY 13, 1987 (DATE OF INCEPTION)
                                     TO DECEMBER 31, 1997 (UNAUDITED)
                                               Restated                         Deficit
                                              Common Stock        Additional     From
                                        ------------------------    Paid-in     Inception
                                          Shares       Amount       Capital      To Date       Total
                                        -----------  -----------  -----------  -----------  -----------
December 31, 1994 balance forward        1,857,125        1,857      540,549     (550,386)      (7,980)

Issuance of shares for fees
    and services                           553,500          553      530,796            -      531,349

Issuance of shares at par value for
    intellectual property rights         6,138,500        6,139            -            -        6,139

Issuance of shares for cash,
    net of offering costs                  200,000          200      831,100            -      831,300

Net (loss) for the year ended
    December 31, 1995                            -            -            -     (676,455)    (676,455)
                                        -----------  -----------  -----------  -----------  -----------
Balance December 31, 1995                8,749,125        8,749    1,902,445   (1,226,841)     684,353

Issuance of shares for services            255,000          255       59,828            -       60,083

Issuance of shares in conversion of debt   310,254          310      249,690            -      250,000

Issuance of shares for legal settlement    568,750          569      494,244            -      494,813

Discount on 7% Convertible Debentures            -            -      500,000            -      500,000

Net (loss) for the year ended
    December 31, 1996                            -            -            -   (2,438,945)  (2,438,945)
                                        -----------  -----------  -----------  -----------  -----------
Balance December 31, 1996                9,883,129        9,883    3,206,207   (3,665,786)    (449,696)

Issuance of shares for cash,
    net of offering costs                  250,000          250      124,750            -      125,000

Issuance of shares for fees
    and services                         1,270,000        1,270            -            -        1,270

Discount on 6% Convertible Debentures            -            -    1,250,000            -    1,250,000

Net (loss) for the Quarter ended
    March 31,1997                                -            -            -   (3,140,868)  (3,140,868)
                                        -----------  -----------  -----------  -----------  -----------
Balance March 31, 1997                  11,403,129   $   11,403   $4,580,957  $(6,806,654) $(2,214,294)
                                        ===========  ===========  ===========  ===========  ===========


   The accompanying Notes are an integral part of these financial statements.


                                         HARVARD SCIENTIFIC CORP.
                                      (A DEVELOPMENT STAGE COMPANY)


                                    STATEMENTS OF STOCKHOLDERS' EQUITY
                         FOR THE PERIOD FROM JANUARY 13, 1987 (DATE OF INCEPTION)
                                     TO DECEMBER 31, 1997 (UNAUDITED)

                                                 Restated                          Deficit
                                               Common Stock         Additional      From
                                        --------------------------    Paid-in      Inception
                                           Shares        Amount       Capital       To Date        Total
                                        ------------  ------------  ------------  ------------  ------------
March 31, 1997 balance forward           11,403,129   $    11,403   $ 4,580,957   $(6,806,654)  $(2,214,294)

Issuance of shares for fees and services  6,172,000         6,172             -             -         6,172

Issuance of shares in conversion of debt    450,000           450       133,300             -       133,750

Net (loss) for the Quarter ended
    June 31, 1997                                 -             -             -    (1,266,233)   (1,266,233)
                                        ------------  ------------  ------------  ------------  ------------
Balance June 30, 1997                    18,025,129      $ 18,025   $ 4,714,257   $(8,072,887)  $(3,340,605)

Issuance of shares in conversion of debt  1,446,325         1,446     1,275,133             -     1,276,579

Issuance of shares for fees and services    144,000           144             -             -           144

Net (loss) for the Quarter ended
    September 30, 1997                            -             -             -      (180,075)     (180,075)
                                        ------------  ------------  ------------  ------------  ------------
Balance September 30, 1997               19,615,454      $ 19,615   $ 5,989,390   $(8,252,962)  $(2,243,957)

Issuance of shares in conversion of debt  2,375,919         2,376       985,789             -       988,165

Issuance of shares for fees and services  8,300,000         8,300       537,100             -       545,400

Issuance of shares in legal settlement    1,150,000         1,150       439,075             -       440,225

Issuance of shares for intellectual
    property                              2,000,000         2,000             -             -         2,000

Receivable due from related parties
    reflecting the sale of stock Rule 16(b)       -             -       410,016             -       410,016

Receivable due from related parties               -             -       333,535             -       333,535

Net (loss) for the Quarter ended
    December 31, 1997                             -             -             -    (1,229,065)   (1,229,065)
                                        ------------  ------------  ------------  ------------  ------------
Balance at year end December 31, 1997    33,441,373   $    33,441   $ 8,694,904   $(9,482,027)  $  (753,682)
                                        ============  ============  ============  ============  ============

   The accompanying Notes are an integral part of these financial statements.

                                          HARVARD SCIENTIFIC CORP.
                                      (A DEVELOPMENT STAGE COMPANY)

                                         STATEMENTS OF CASH FLOWS

                                                                Year ended                   1/13/87
                                                                December 31                (Inception)
                                                ----------------------------------------       to
                                                     1997          1996          1995       12/31/97
                                                  (Audited)     (Audited)     (Audited)    (Unaudited)
                                                ------------  ------------  ------------  ------------
Reconciliation of Net Loss to Net Cash
   Used in Operating Activities:

Net Loss                                        $(5,816,241)  $(2,438,944)  $  (676,455)  $(9,482,027)
                                                ------------  ------------  ------------  ------------
Adjustments to Reconcile Net Loss to
   Net Cash Provided by (Used in)
   Operating Activities:

   Book value of assets sold                              -         6,483             -         6,483
   Loss on disposition of marketable securities           -             -             -        24,500
   Depreciation and amortization                     46,464        41,472        39,550       167,098
   Amortization of Debt Issuance cost               468,750             -             -             -
   Issuance of stock for director's fees
     and services                                   560,399       485,129        71,974     1,249,774
   Issuance of stock for Property Rights              2,000             -             -             -
   Issuance of stock in legal settlement            301,041       494,813             -       795,854
   Discount on Convertible Debentures             1,250,000       500,000             -     1,750,000
   Interest Expense converted to Stock               86,878             -             -        86,878
   (Increase) decrease in assets:
     Prepaid expenses                                 1,565        (1,565)       38,281             -
     Deposits/Retainers                             (45,496)            -             -       (45,796)
     Other Assets                                         -             -             -             -
   Increase (decrease) in liabilities:
     Accounts payable                               (31,597)      (69,116)      100,962         5,027
     Accrued expenses                               124,091       (64,051)       82,779       144,419
     Due to related parties                        (394,600)     (216,021)      303,951      (203,740)
                                                ------------  ------------  ------------  ------------
            Total Adjustments                     2,369,496     1,177,144       637,497     3,980,498
                                                ------------  ------------  ------------  ------------
Net Cash Used in Operating Activities:          $(3,446,746)  $(1,261,800)  $   (38,958)  $(5,501,530)
                                                ============  ============  ============  ============
Cash Flows from Investing Activities:
   Cash from sale (purchase) of equipment           (53,217)       (7,400)            -       (78,114)
   Cash from sale (purchase) of Intellectual Right (150,000)            -             -             -
   Capitalized organization costs                         -             -             -      (150,924)
                                                ------------  ------------  ------------  ------------
    Net Cash Used in Investing Activities:         (203,217)       (7,400)            -      (229,038)
                                                ------------  ------------  ------------  ------------
Cash Flows from Financing Activities:
   Proceeds from issuance of capital stock,
    net of offering costs                           125,000             -       831,300     1,371,946
   Proceeds from debt converted to capital stock          -       250,000             -       250,000
   Proceeds from debt, net of costs                  23,295       251,100        80,719       438,739
   Proceeds from debentures, net of costs         4,375,000             -             -     4,375,000
   Principal payments on debt                             -       (31,500)      (74,319)     (128,169)
                                                ------------  ------------  ------------  ------------
    Net Cash Provided by Financing
        Activities                                4,523,295       469,600       837,700     6,307,516
                                                ------------  ------------  ------------  ------------
Net Increase (Decrease) in Cash                     873,333      (799,600)      798,742       576,949

Cash at beginning of period                            (134)      799,466           724             -
                                                ------------  ------------  ------------  ------------
Cash at end of period                           $   873,199   $      (134)  $   799,466   $   576,949
                                                ============  ============  ============  ============



   The accompanying Notes are an integral part of these financial statements.

                               RONALD D. SIMPKINS
                           CERTIFIED PUBLIC ACCOUNTANT





                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
   And Shareholders of
Harvard Scientific Corp.


I have audited the balance sheet of Harvard Scientific Corp. (A Development Stage Company) as of December 31, 1997, and the related statements of operations, stockholders' equity, and cash flows for the year then ended, and have issued my opinion thereon dated March 5, 1998. Such financial statements and opinion are included in your 1997 Annual Report to Stockholders and are incorporated therein by reference. My examination also comprehended Supplemental Schedules V and VI of Harvard Scientific Corp. (A Development Stage Company). In my opinion, Schedules V and VI, when considered in relation to the basic financial statements, present fairly in all material respects the information shown therein.

/s/ Ronald D. Simpkins

Reno, Nevada
March 5, 1998

DALE MCGHIE                                           Town & Country Plaza
CERTIFIED PUBLIC ACCOUNTANT                   1539 Vassar St. Reno, Nevada 89502
                                                        Tel:  702-323-7744
                                                        Fax:  702-323-8288



                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
     and Shareholders of
Harvard Scientific Corp.

I have audited the balance sheet of Harvard Scientific Corp. (A Development Stage Company) as of December 31, 1996, and the related statements of operations, stockholders' equity, and cash flows for the year then ended, and have issued my opinion thereon dated June 2, 1997. Such financial statements and opinion are included in your 1987 Annual Report to Stockholders and are incorporated herein by reference. My examination also comprehended Supplemental Schedules V and VI of Harvard Scientific Corp. (A Development Stage Company). In my opinion, Schedules V and VI, when considered in relation to the basic financial statements, present fairly in all material respects the information shown therein.


/s/ W. Dale McGhie

W. Dale McGhie, CPA
Reno, Nevada
June 2, 1997

                                               HARVARD SCIENTIFIC CORP.
                                            (A DEVELOPMENT STAGE COMPANY)

                                              SUPPLEMENTAL DISCLOSURE

                                                   SCHEDULE V

                                         PROPERTY, PLANT AND EQUIPMENT
                                  For the Years Ended December 31, 1997 and 1996

                Column A                  Column B       Column C       Column D               Column E
     --------------------------------   -------------  -------------  -------------  ----------------------------
                                         Balance at                                  Other changes
                                         Beginning     Additions at                Reclassifications  Balance at
             CLASSIFICATION               of year          Cost        Retirements    Add (Deduct)   end of year
                                        -------------  -------------  -------------  -------------  -------------

December 31, 1997:

     Furniture and Equipment                   9,416         16,018              -              -         25,434
     Intellectual property                     8,995        152,000              -              -        160,995
     Leasehold and Leasehold improvements          -         37,199              -              -         37,199
                                        -------------  -------------  -------------  -------------  -------------
                  Total                 $     18,411   $    205,217   $          -   $          -   $    223,628
                                        =============  =============  =============  =============  =============



December 31, 1996:

     Furniture and Equipment                  11,682          7,399         (9,665)             -          9,416
     Intellectual property                    10,335              -         (1,340)             -          8,995
     Leasehold and Leasehold improvements      5,816              -         (5,816)             -              -
                                        -------------  -------------  -------------  -------------  -------------
               Total                    $     27,833   $      7,399   $    (16,821)  $          -   $     18,411
                                        =============  =============  =============  =============  =============

                                             HARVARD SCIENTIFIC CORP.
                                          (A DEVELOPMENT STAGE COMPANY)

                                            SUPPLEMENTAL DISCLOSURE

                                                 SCHEDULE VI
               ACCUMULATED DEPRECIATION, DEPLETION AND AMORTIZATION OF PROPERTY, PLANT AND EQUIPMENT
                                For the Years Ended December 31, 1997 and 1996

                Column A                  Column B       Column C       Column D               Column E
     --------------------------------   -------------  -------------  -------------  ----------------------------
                                         Balance at                                  Other changes
                                         Beginning     Additions at                Reclassifications  Balance at
             CLASSIFICATION               of year          Cost        Retirements    Add (Deduct)   end of year
                                        -------------  -------------  -------------  -------------  -------------

December 31, 1997:

     Furniture and Equipment                   3,491          4,288              -              -          7,779
     Intellectual property                     1,047          3,100              -              -          4,147
     Leasehold and Leasehold improvements          -          4,150              -              -          4,150
                                        -------------  -------------  -------------  -------------  -------------
                  Total                 $      4,538   $     11,539   $          -   $          -   $     16,077
                                        =============  =============  =============  =============  =============


December 31, 1996:

     Furniture and Equipment                   4,408          3,235         (4,152)             -          3,491
     Intellectual property                     1,771          2,067         (2,791)             -          1,047
     Leasehold and Leasehold improvements      2,228          1,163         (3,391)             -              -
                                        -------------  -------------  -------------  -------------  -------------
                  Total                 $      8,407   $      6,465   $    (10,334)  $          -   $      4,538
                                        =============  =============  =============  =============  =============

                            HARVARD SCIENTIFIC CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO THE FINANCIAL STATEMENTS
           BASED ON AUDITED FINANCIAL STATEMENTS AT DECEMBER 31, 1997,
                     DECEMBER 31, 1996 AND DECEMBER 31, 1995

NOTE 1 - NATURE OF BUSINESS AND ORGANIZATION

NATURE OF BUSINESS: Harvard Scientific Corp. (the "Company") is a development stage company. The Company's primary business operations consist of development, commercialization, marketing, and distribution of products relating to prostaglandin/microsphere delivery and the manner in which the product is applied in treating 1) male sexual dysfunction, impotency and sexual enhancement, and 2) for the treatment of Psoriasis. The Company has preliminary data available, indicating the possible benefits of such a therapy for both products. The Company is a development stage enterprise as defined by FASB No.
7. "Accounting and Reporting by Development Stage Enterprises".

On February 13, 1996, the Company received an assignment of an application for a patent entitled "PGE1 Containing Lyophilized Liposomes For Use In The Treatment of Erectile Dysfunction", and identified as United States Application No. 08/573,408 ("LLPGE-1"). US Patent No. 5,718,917 was issued February 17, 1998.
The assignment was made by the holder of the application, Bio-Sphere Technology, Inc. ("BTI"), a majority shareholder as of December 31, 1997.

The Company plans to focus on LLPGE-1 Erectile Dysfunction to bring the product to the marketplace. In May 1996, the Company submitted an Investigational New Drug ("IND") application to the Federal Food & Drug Administration ("FDA") and has concluded its Phase I clinical trial. The results of the Phase 1 clinical trial are under review by the FDA. Upon the FDA's approval of the clinical study of Phase I, the Company will proceed to a Phase II trial.

On November 20, 1997, the Company received the Intellectual Property Rights to Prostaglandin E1 Lyophilized ("LLPGE-1") Liposomes for the use of treatment of Psoriasis from BTI. This is in a special lotion base and delivery system which is proprietary. The Investigational New Drug Number ("IND" No. 54,669) has been issued to Harvard Scientific from the FDA Division of Dermatology and Dental Drug Products for this topically applied skin treatment product for psoriasis called PsoriClear. A Protocol is currently under development with the FDA for Phase I trials.

ORGANIZATION:
The Company was incorporated under the laws of the State of Nevada on January 13, 1987, under the name of Witch Doctors Bones, Inc. On August 12, 1987, the Company qualified a public offering under Rule 504 of Regulation D of the Securities Act of 1933, as amended, with the Secretary of State of Nevada. On June 17, 1988, the Company changed its name to Carey Ward, Inc. On October 18, 1993, the Company acquired Grant City Corporation by merger and changed its name to Grant City Corporation. On January 18, 1994, the Company changed its name to The Male Edge, Inc. On May 10, 1994, the Company changed its name to Harvard Scientific Corp.

The Company has 100,000,000 shares of common stock authorized with 33,441,373 shares issued and outstanding as of December 31, 1997, 9,883,129 issued and outstanding on December 31, 1996 and 8,749,125 shares issued and outstanding on December 31, 1995. BTI owned approximately 22%, 63% and 78% of the Company's shares on December 31, 1997, December 31, 1996 and on December 31, 1995, respectively. Jackie R. See M.D. is Director of the Company, and is a controlling person of BTI.

                            HARVARD SCIENTIFIC CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO THE FINANCIAL STATEMENTS
           BASED ON AUDITED FINANCIAL STATEMENTS AT DECEMBER 31, 1997,
                     DECEMBER 31, 1996 AND DECEMBER 31, 1995

The Company's recent registration under the Securities Act of 1933, of its common stock, issuable upon conversion of its 6% convertible debentures, was declared effective on August 14th, 1997.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATIONAL COSTS:
Organization costs are being amortized over a five-year period using the straight-line method. Also see the discussion contained in Note 7.

EQUIPMENT:
Equipment is stated at cost. Depreciation is incorporated on a double declining balance basis over a period of 5 years. Expenditures for maintenance and repairs are charged to expense as incurred. Upon retirement or disposal of assets, the cost and accumulated depreciation are eliminated from the accounts and any resulting gain or loss is included in expense.
See Note 3.

USE OF ESTIMATES:
In order to prepare the financial statements in conformity with generally accepted accounting principles, management must make estimates and assumptions that affect certain reported accounts and disclosures. Actual results could differ from these estimates.

INTELLECTUAL PROPERTIES:
The costs of intellectual properties are amortized using the straight-line method over a period of fifteen years. See Note 4.

EARNINGS PER SHARE:
The earnings per share calculations were based on the weighted average number of shares outstanding during the period: 16,352,816 for the year ending December 31, 1997, 9,040,685 for the year ending December 31, 1996 and 2,333,703 shares for the year ending December 31, 1995, and 17,077,159 shares outstanding from inception to December 31,1997.

During 1997, Company entered into an agreement with a 6% Debenture holders (see
Note 11 & 13), allowing for the conversion of the debenture on demand. At December 31, 1997, the Company had an outstanding debt balance with the debenture holders of $2,800,000 plus accrued interest of $131,694. On December 31, 1997, if the debenture holders chose to convert their debenture to common stock, the converted balance would have calculated to an additional 10,013,843 shares of common stock issued, or a loss per share of $.20. Fully dilutive earnings per share are not reflected because they are anti-dilutive.

INCOME TAX:
Because of losses sustained since inception, no provision has been made for income tax.

                            HARVARD SCIENTIFIC CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO THE FINANCIAL STATEMENTS
           BASED ON AUDITED FINANCIAL STATEMENTS AT DECEMBER 31, 1997,
                     DECEMBER 31, 1996 AND DECEMBER 31, 1995

NOTE 3 - EQUIPMENT & LEASEHOLD IMPROVEMENTS

Equipment and building improvements consists of the following:

                                        December 31, 1997    December 31, 1996    December 31, 1995
                                            (audited)            (audited)            (audited)
                                    -----------------------------------------------------------------
Equipment & Leasehold Improvements          $  2,634             $  9,416             $ 17,498
Less: accumulated depreciation                11,930                3,491                6,637
                                    -----------------------------------------------------------------
  Total Net Equipment & Leasehold           $ 50,704             $  5,925             $ 10,861
    Improvements
                                    -----------------------------------------------------------------

In April 1997, the Company entered into an agreement for the lease of equipment used in the process of sizing Liposomes which the Company uses in the delivery of the Prostaglandin E-1. The total lease amount of $32,893 is to be paid over 24 months. The Company records the lease as a capital lease amortizing payments over the life of the lease.

During December 1996, the Company established its corporate headquarters in Reno, Nevada. In November 1997, the Company established the world headquarters in Lake Mary, Florida. The Company has reduced its need for certain equipment and leasehold improvements because the Company currently does not own manufacturing equipment for its product. The product has been and will continue to be manufactured by third-party manufacturers according to the Company's specifications.

NOTE 4 - INTELLECTUAL PROPERTIES

On January 7, 1994, the Company exchanged 2,856,000 shares of common stock with BTI for the intellectual rights to patent, develop, manufacture, and market the LLPGE-1 for the treatment of male erectile dysfunction, impotency and sexual enhancement. The Company recorded the transfer of intellectual properties at the par value of stock transferred, which amounted to $2,856. BTI's largest shareholder, Dr. Jackie See M.D., the inventor of the Lyophilized Liposomal LLPGE-1, holds a 2% royalty interest on the sale of products.

On November 16, 1995, the Company exchanged 6,138,500 shares of common stock with BTI for assistance in raising working capital and patent application and for management assistance and distribution agreements associated with the LLPGE-1 product. The Company recorded the transfer at the par value of stock transferred, which amounted to $6,139.

During 1996, the Company expensed the unamortized cost of acquiring technology relating to the development of an HIV home test kit. The Company, which originally acquired the rights in exchange for 335,000 shares of common stock, ceased product development in connection with a settlement accrued in 1995 (Note
10).

On November 20, 1997, the Company agreed to exchange 2,000,000 shares of common stock plus $150,000 to BTI for the Intellectual Property Rights to Prostaglandin E1 Lyophilized Liposomes for the use of treatment of Psoriasis (see Note 1). The Company recorded the transfer at the par value of stock transferred, which amounted to $2,000, plus $150,000. BTI is to receive a 3% override on royalties.

                            HARVARD SCIENTIFIC CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO THE FINANCIAL STATEMENTS
           BASED ON AUDITED FINANCIAL STATEMENTS AT DECEMBER 31, 1997,
                     DECEMBER 31, 1996 AND DECEMBER 31, 1995

NOTE 5 - ACCRUED EXPENSES

Accrued expenses consist of the following:

                                         December 21, 1997    December 31, 1996    December 31, 1995
                                             (Audited)             (Audited)           (Audited)
                                       --------------------------------------------------------------
Interest on notes and debentures         $         131,694    $           9,649    $               -
Accrued payroll & payroll taxes                          -               10,680               33,680
Settlement costs       (Note 10)                         -                    -               50,000
Transfer fee                                             -                    -                  700
                                       --------------------------------------------------------------

                                         $         131,694    $          20,329    $          84,380
                                       --------------------------------------------------------------

Also see Notes 11 for interest on debentures.

NOTE 6 - NOTES PAYABLE

The Company had the following notes payable:

                                                         December 21, 1997    December 31, 1996    December 31, 1995
                                                             (Audited)            (Audited)            (Audited)
                                                       ----------------------------------------------------------------
8% note, payable to former director on demand,
unsecured (Note 7)                                       $               -    $          37,275    $          62,675
8% note, payable to related party on demand, unsecured                   -                    -                5,000
7% convertible debentures, convertible at 50% of the
market price of the common stock on the day before                       -              250,000                    -
the conversion date.
                                                       ----------------------------------------------------------------

                                                         $               -    $         287,275     $         67,675
                                                       ----------------------------------------------------------------

In June 1996, the Company issued $500,000 worth of 7% convertible debentures to three non-US residents. The debentures were to be converted into shares of common stock in December 1996, at 50% of the current market value of the stock. By December 31, 1996, $250,000 of the debentures had been converted to equity. A total of $500,000 was reflected as a discount and recorded to interest expense and paid-in-capital in 1996. On June 12, 1997, an additional $125,000 was converted into 450,000 shares of common stock. On December 26, 1997, the balance of $125,000 was converted into 1,000,000 shares of common stock. See Note 10.

NOTE 7 - RELATED PARTY TRANSACTIONS

1. During 1994, 1995 and 1997, the Company entered into three significant transactions with related parties for the acquisition of intellectual rights, and for the provision of technological, management, fundraising and marketing assistance. Note 4 describes the valuation of these transactions.

                            HARVARD SCIENTIFIC CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO THE FINANCIAL STATEMENTS
           BASED ON AUDITED FINANCIAL STATEMENTS AT DECEMBER 31, 1997,
                     DECEMBER 31, 1996 AND DECEMBER 31, 1995

2. On December 31, 1996, the Company had a payable to BTI of $183,535. The payable is related to costs incurred by BTI, on the Company's behalf, for consultation and rent, and for research and development of the LLPGE-1 product. During 1997, the Company incurred an additional payable of $150,000 to BTI for the Intellectual Property Rights to Prostaglandin E-1 Lyophilized Liposomes for the use of treatment of Psoriasis. See Note 4. During the year, BTI chose to convert the accounts payable balance of $333,535 as a contribution to additional-paid-in-capital.

3. During 1996, BTI advanced 200,000 of its shares on behalf of the Company as a subordinated loan agreement. The shares were loaned and are expected to be returned to BTI in 1998. At the time of the advance, the fair market value of the shares transferred was $500,000. During 1997, the Company advanced to BTI $500,000 in connection with this settlement and expects to collect this money when the 200,000 shares are returned to BTI in 1998.

4. In 1997, BTI, a major stockholder of the Company, received $352,305 from the sale of the Company's common stock that was subject to recapture by the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934. In addition, in 1997, Dr. Jackie See, MD received $57,711 from the sale of the Company's common stock that was subject to recapture by the Company pursuant to Section 16(b). In 1997, a total of $410,016 was booked as a receivable from related parties/directors to reflect this recapture period.

5. At December 31, 1997, BTI owned approximately 22% of the Company's shares. Dr. Jackie See a Director of the Company and a controlling person of BTI. Jackie R. See M.D. is a Director of the Company.

6. In November 1997, the Company issued 4,000,000 shares of common stock to Thomas E. Waite, the President and Chairman of the Board, as a signing bonus. The transaction was recorded at par value.

7. As of December 31, 1996, the Company had a note payable with a former director (Note 6). The amount of accrued interest associated with the note at December 31, 1996 was $6,419. This note was paid in full on May 7th, 1997.

8. The Company often pays for services, fees, and salaries by issuing shares of common stock. Most of this stock issued for services must be held for investment to satisfy the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. Rule 144 under the statute requires that such stock be held for a year, before it can be sold in accordance with rule 144.

     During 1997, the Company issued a total of 11,902,000 shares of common stock (restricted) to officers and directors of the Company for prior and current services rendered or signing bonuses. In addition, during 1997 the Company issued 4,284,000 shares of common stock (restricted) for services performed by outside consultants or scientists, and 500,000 shares of common stock (restricted) to an employee of the Company as a signing bonus. These shares were recorded at par value.

     All shares owned by Dr. Jackie See and Thomas E. Waite, have registration rights. These registration rights have been exercised and upon the registration statement becoming effective, although, there is no assurance that it will become effective, the shares can be sold in accordance with the Securities Act of 1933, subject to state securities.

                            HARVARD SCIENTIFIC CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO THE FINANCIAL STATEMENTS
           BASED ON AUDITED FINANCIAL STATEMENTS AT DECEMBER 31, 1997,
                     DECEMBER 31, 1996 AND DECEMBER 31, 1995

Also see discussions regarding intellectual properties, agreements, and subsequent events in Notes 4, 9, and 13.

NOTE 8 - INCOME TAXES

The Company has federal net operating loss carryforwards for financial statement purposes of approximately $7,000,000 at December 31, 1997, which will be used to offset future earnings of the Company. The loss carryforwards will expire during the years ending 2002 through 2012 if not used.

NOTE 9 - AGREEMENTS

1. In conjunction with the agreement of November 16, 1995, between BTI and the Company (Note 4), BTI transferred three agreements to the Company related to the manufacture, marketing, and distribution of the LLPGE-1 product overseas. In 1996, the Company terminated two of these agreements for nonperformance and the third agreement was terminated by mutual consent.

2. On November 3, 1995, BTI entered into an agreement with a European licensor, Pharma Maehle ("Pharma"), whereby Pharma was to establish the European market for the Company's erectile dysfunction product to develop, manufacture, sell, practice and exploit the use of the Company's proprietary license technology. In February 1996, an amendment to the agreement was signed to reflect the transfer of said agreement from BTI to the Company. On March 20, 1996, Section 19.0 (Entire Agreement) was amended to better express the intent of the parties. On December 30, 1996, the Company notified Pharma in writing that it was terminating the agreement for breach of contract and the implied covenant of good faith and fair dealing inherent in all contracts by failing to exercise reasonable diligence to exploit the technology and patent rights. On January 13, 1997, the Company signed a Letter of Understanding with Pharma, whereby the parties would consider working out a formal agreement settling their disputes after seeking advice from legal counsel. The agreement was to be accomplished within 10 working days from January 13, 1997. Unable to do so, the Company again notified Pharma of it's intent to terminate any and all agreements with Pharma referencing previous termination notices. Pharma contends the various notices of termination were withdrawn or ineffective and the agreement is enforceable. However, the Company believes they have rightfully terminated the agreement with Pharma, who has been and continues to be in breach of the agreement in any event. The validity of the agreement is currently in dispute. See Note 13.

3. On April 2, 1997, the Company entered into a consulting agreement with David E. Jordan for the provision of financial public relations and other services. Under this agreement, Mr. Jordan was entitled to receive 200,000 shares of Common Stock (which Mr. Jordan and parties related to Mr. Jordan received), as well as a monthly fee of $8,000. In addition to the monthly fee, he was to receive all agency fees which public relations and/or advertising firms receive when preparing material or placing advertising. On June 6, 1997, an additional 1,000,000 shares of Common Stock were issued to Mr. Jordan and parties related to Mr. Jordan. The Company terminated the consulting agreement on June 17, 1997 and cancelled the 1,000,000 shares that had been issued to Mr. Jordan and parties related to Mr. Jordan.

                            HARVARD SCIENTIFIC CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO THE FINANCIAL STATEMENTS
           BASED ON AUDITED FINANCIAL STATEMENTS AT DECEMBER 31, 1997,
                     DECEMBER 31, 1996 AND DECEMBER 31, 1995

4. On December 1, 1997, the Company renegotiated the consulting agreement with Martin E. Janis & Company, Inc. ("Janis"), dated December 13, 1996, whereby Janis, a public relations agency, is to carry out an extensive financial promotional program including public relations for the Company, in exchange for 500,000 shares of the Company's (restricted) common stock plus a fee of $5,000 a month for a period of one year beginning December 1, 1997. The Company recorded the shares at par value.

5. On August 4, 1997, the Company entered into a consulting agreement with Dr. Lorenz M. Hofmann, Ph.D. ("Hofmann"), whereby Hofmann is to lead the clinical development program for liposomal Prostaglandin E-1 for the treatment of male erectile dysfunction. The Company has agreed to pay Hofmann $15,000 per month plus 500,000 shares of (restricted) common stock. The stock was recorded at par value.

6. On August 1, 1997, the Company entered into a consulting agreement with Dr. Irwin Goldstein, M.D. ("Goldstein"), whereas the Company has agreed to pay Goldstein $10,000 upon signing the agreement and $4,000 per month until March 1, 1999. Goldstein is a Professor of Urology and is assisting the Company through the required FDA stages in bringing the LLPGE-1 product to the marketplace. At December 31, 1997, the Company had paid Goldstein $34,000.

7. On July 15, 1997, the Company entered into a consulting agreement with Scopes-Garcia-Carlisle Advertising, Inc. ("Scopes"), whereby Scopes will provide professional advertising and marketing, and a public relations promotion plan to help promote the Company's sale of it's product(s) and stock, in exchange for a fee of $3,000 per month beginning August 15, 1997. The agreement expires January 15, 1998.

8. On March 19, 1997, and again on May 15, 1997, the Company entered into an agreement with Alexander H. Walker, Jr. ("Walker"), former General Counsel, Director and Officer of the Company. Walker was retained as General Counsel as to all legal matters for the Company. In addition, he was to prepare or supervise the preparation of Securities and Exchange Commission filings, contracts and agreements. Walker was to receive $15,000 per month plus the issuance of common stock shares of the Company of up to 1,000,000 shares prorated over a three year period. In 1997, Walker received $231,678 and issued to himself 1,052,000 shares of common stock. The shares transferred were recorded at par value. In December 1997, the Company terminated all agreements with Walker requesting all records, documents, agreements, the corporate minute book, etc. be turned over to the Company immediately. See
     Note 13.

9. On November 6, 1997, the Company renegotiated the consulting agreement with I.W. Miller & Co. ("Miller") dated September 18, 1997, whereby Miller will provide investor relation consulting services for the Company for a one year term beginning September 18, 1997 expiring September 17, 1998, in exchange for 400,000 shares of the Company's common stock. All prior agreements with Miller have been terminated. The shares transferred were recorded at $537,500, the fair market value of the shares on the date the shares were transferred.

10. On November 17, 1997, the Company amended the consulting agreement with Kostech Data Corporation ("Kostech") dated December 31, 1996, whereby Kostech will establish and maintain an ongoing Internet based investor relations program including the reprint and republish of research material on wire service and media, in exchange for 100,000 shares of (restricted) common stock of the Company. The agreement expires December 9, 1998. The Company recorded the shares at par value.

                            HARVARD SCIENTIFIC CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO THE FINANCIAL STATEMENTS
           BASED ON AUDITED FINANCIAL STATEMENTS AT DECEMBER 31, 1997,
                     DECEMBER 31, 1996 AND DECEMBER 31, 1995

11. The Company has the following office lease commitments at December 31, 1997:

     a The Company occupies 5,428 square feet in Irvine, California where the Company maintains research & development laboratories. Rent of $6,242 is paid monthly the first year beginning April 17, 1997 and increasing to $6,514 in the second year expiring April 30, 1999.

     b The Company occupies 2992 square feet in Lake Mary, Florida where the corporate headquarters and general operations of the Company are maintained. Rent of $4,268.58 is paid monthly beginning December 15, 1997 through December 31, 2000.

     c The Company occupies 425 square feet in Reno, Nevada where all accounting operations are maintained. Rent of $425 is paid monthly beginning December 1, 1997 expiring May 3, 1998.

NOTE 10 - CONTINGENCIES

The Company is a party in certain pending or threatened legal, governmental, administrative, or judicial proceedings that arose in the ordinary course of business. The following includes a list of current pending or threatened proceedings, which are believed not to affect the financial position of the Company in a material way at this time:

     a. In a letter dated August 29, 1997, Vivus, Inc. ("Vivus") asserted that the Company's product and method for the treatment of male erectile dysfunction infringed on a patent held by Vivus. On September 16, 1997, the Company responded advising Vivus that they did not infringe on such patent, identifying those claim limitations which were not present in the Company's product and method. On September 19, 1997, Vivus again reiterated its claim of infringement against the Company.

          On   October 1, 1997, the Company filed a complaint for declaratory judgement of non-infringement of the patent, in the United States District Court for the District of Nevada. Vivus filed a motion asking for dismissal of the Company's declaratory judgement action on the basis that there is no infringement and, therefore, no actual controversy. Vivus now asserts that its allegation of infringement was premature because the Company's use of its product and method for treating erectile dysfunction is limited to FDA clinical trials which is a non-infringing use under the patent laws. The Company has opposed Vivus' motion to dismiss on the basis that it has taken concrete steps toward the commercialization of its product and method and that Vivus' allegation of infringement is damaging the Company's ability to complete FDA clinical trials. A decision on the Vivus' motion has not been reached.

     b. On June 2, 1997, the Company became a defendant in an action filed in the Superior Court of the State of California, Los Angeles county, initiated by Cletus Cogdill, ("Cogdill") a shareholder of the Company. Cogdill alleges that he purchased the Company's common stock on March 17, 1994. At that time, Rule 144 under the Securities Act of 1933 required that such stock be held for two years, before it can be sold. The certificate was issued on June 17, 1994. On March 18, 1996, Cogdill completed form 144 in an attempt to sell his stock, although, according to the certificate date (June 17, 1994), the two years had not lapsed. On April 12, 1996 Cogdill completed a revised form 144 indicating the shares had been acquired in March 1994, and thereby

                            HARVARD SCIENTIFIC CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO THE FINANCIAL STATEMENTS
           BASED ON AUDITED FINANCIAL STATEMENTS AT DECEMBER 31, 1997,
                     DECEMBER 31, 1996 AND DECEMBER 31, 1995

          should be issued new free-trading certificates. New certificates were approved and issued to Cogdill but were apparently lost in the mail. Two months later Cogdill sold his stock and due to the reduction in market share price during that time, he claims he lost value of approximately $45,000.

          Cogdill alleges that his stock certificate was improperly dated which caused him to improperly complete his Form 144, thereby causing his loss. In addition, Cogdill alleges the Company made misrepresentations, causing damages of $6,500, plus punitive damages. Cogdill had indicated he is willing to settle this matter for $30,000 and the Company countered his offer at $2,500.

          Although there can be no guarantee that the Company will prevail, the Company denies both generally and specifically each and every allegation in the complaint. The Company has filed a cross-complaint against Cogdill's brokerage firm for indemnity.

     c. On November 10, 1997, the Company became a defendant in an action filed in the District Court, Clark County, Nevada by Eric Savage ("Savage"). Savage alleges that the Company restricted Savage from selling his common stock in the Company and is seeking damages in excess of $1,260,000 plus attorney fees and costs. The Company denies liability and believes Savage has acknowledged he was not entitled to sell his stock free from restriction at a date earlier than he now contends. The Company further believes this matter should be the subject of binding arbitration. See Note 13.

The financial statements reflect the manner in which the Company has resolved certain litigations:

     a. The Company amicably settled an action with Thomas E. Waite & Associates regarding a contract under which Waite was to provide an array of business services. The Company issued 568,750 shares of common stock in settlement, which accrued in the December 31, 1996 financial statements at $494,813. On November 14, 1997, Thomas E. Waite became the Company's President and Chairman of the Board.

     b. The Company reached a mutual release regarding a Distribution Agreement, which provided for the manufacturing, marketing, and distribution of HIV test kits. The mutual release called for a $50,000 payment, which accrued during 1995 and was paid in full during the first quarter of 1996.

     c. The D. Weckstein & Co., Inc. ("Weckstein") lawsuit was settled on April 23, 1997, with the issuance of 35,000 shares of the Company's common stock to Weckstein. The Company filed an action for damages due to negligence and breach of contract by D. Weckstein and Co., Inc. and Donald Weckstein. The contract at issue was an agreement to obtain financing in exchange for Company stock. The Weckstein defendants subsequently filed a lawsuit in New York against the Company respecting the same contract, and asked for damages against a third party for tortuous interference with the contract.

     d. On February 6, 1997, Ailouros Ltd., regarding 7% Debenture held by it brought an action against the Company. On June 12, 1997, the Company reached a mutual settlement with Ailouros Ltd. converting the $125,000 principal amount of the 7% Debentures held by it into 450,000 shares of common stock.

                            HARVARD SCIENTIFIC CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO THE FINANCIAL STATEMENTS
           BASED ON AUDITED FINANCIAL STATEMENTS AT DECEMBER 31, 1997,
                     DECEMBER 31, 1996 AND DECEMBER 31, 1995

     e. On October 20, 1997, 200,000 shares of the Company's common stock plus $10,000 was issued to Neil Armstrong, a former President & CEO of the Company, in settlement of a dispute regarding termination of employment.

     f. On October 27,1997, the Company became a defendant in a U.S. District Court action initiated by Wood Gundy ("Gundy"), a 7% debenture holder. On December 26, 1997, the Company reached an agreement with Gundy electing to convert the balance of $125,000 in 7% convertible debenture plus accrued interest of $14,384 into 1,000,000 shares of common stock of the Company. The Company recorded the shares at the fair market value of the common stock on the date of the agreement, amounting to $350,000. Approximately $210,600 was expensed to legal settlements.

     g. On March 17, 1997, a former officer of the Company, Rex Morden ("Morden"), filed an action against the Company for the failure to pay a Promissory Note due on demand. On May 15, 1997, the Company reached a settlement with Morden whereby the Company paid Morden $43,775.

     h. On December 3, 1997, the Company agreed to transfer 150,000 shares as payment in full of an outstanding debt of $90,225 owed to Pyramid Laboratories, Inc. ("Pyramid") by the Company for work performed on the PaGE1 project. The Company maintains a good relationship with Pyramid whereby Pyramid has agreed to perform a six-month stability study for the LLPGE-1 product.

NOTE 11 - CONVERTIBLE DEBENTURES

In March 1997, pursuant to a private placement, the Company (a) sold to one investor $5,000,000 principal amount of 6% Convertible Debentures (the "Debentures") due March 30, 1998 and (b) received a commitment from that investor, subject to various conditions, to purchase additional Debentures in the aggregate principal amount of up to $10,000,000 in two tranches of $5,000,000 each, also to be due March 30, 1998. The Debentures are convertible into shares of common stock at the lesser of the market price on March 21, 1997 or 80% of the market price on the conversion date. Market price is defined as the average closing bid of the common stock on the five (5) days immediately preceding March 21, 1997 or the actual conversion date. The Company has the right to require, by written notice to the holder of this debenture at any time on or before ten days prior to the maturity date, that the holder of this debenture exercise its right of conversion with respect to all or that portion of the principal amount and interest outstanding on the maturity date. See Note 12 and Note 13.

Issuance costs of $625,000 related to the first $5,000,000 principal amount of 6% Convertible Debentures sold in March 1997 were deferred and are being amortized on a straight-line basis through March 30, 1998. At December 31, 1997, $2,200,000 of the Debenture plus $63,744 interest on the Debenture had been converted into 2,822,244 shares of common stock of the Company. The balance due on the Convertible Debenture at December 31, 1997 is $2,800,000 plus accrued interest of $131,694. At the time of issuance, the Company accounted for the 20% discount to market of $1,250,000 as additional interest expense and paid-in-capital.

                            HARVARD SCIENTIFIC CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO THE FINANCIAL STATEMENTS
           BASED ON AUDITED FINANCIAL STATEMENTS AT DECEMBER 31, 1997,
                     DECEMBER 31, 1996 AND DECEMBER 31, 1995

NOTE 12 - UNCERTAINTY - GOING CONCERN

The financial statements of the Company have been prepared assuming that the Company will continue as a going concern. The Company's continued existence is dependent upon its ability to resolve its liquidity problems, principally by obtaining additional equity capital and through the sale of its products. If additional capital is not secured, then there is substantial doubt about the Company's ability to continue as a going concern.

See Note 13 regarding subsequent funding agreements arranged by the Company and also the subsequent sale of stock by the Company.

NOTE 13 - SUBSEQUENT EVENTS

1. On January 2, 1998, the Company filed a request for an injunction against Nevada Agency & Trust & Co., the Company's transfer agent, to relinquish all records of the Company to a newly appointed transfer agent located in Salt Lake City, Utah. The Company was granted the injunction and the records were transferred to the new transfer agent on January 6, 1998.

2. On January 6, 1998, the investor who purchased the initial $5,000,000 principal amount of 6% Convertible Debentures in March 1997, served a conversion notice for the sum of $250,000 of the principal amount plus $11,917 of interest expense. The conversion at 80% of market price resulted in the issuance of 1,036,064 shares of common stock to the investor. The debenture balance after this conversion is $2,550,000 plus accrued interest.

     On January 28, 1998, the investor of the 6% Convertible Debenture gave notice to the Company to convert into common stock $250,000 of principal plus interest calculated at $12,863. The conversion calculated at 80% of the market price, calls for the transfer of 525,726 shares of common stock to the investor. The Company has not honored this request (see below).

     On January 29, 1998, again the investor of the 6% Convertible Debenture gave notice to the Company to convert into common stock $250,000 of principal plus interest calculated at $12,904. The conversion calculated at 80% of the market price, calls for the transfer of 486,859 shares of common stock to the investor. The Company has not honored this request (see below).

     On or about February 3, 1998, The Company filed an action against the 6% debenture holder, Springrange Investment Group, Ltd., ("Springrange"), arising out of the Securities Purchase Agreement executed on or about March 21, 1997. The Company alleges that Springrange has breached its representations under the agreement by taking a short position and otherwise manipulating the price of the Company's common stock. The Company is seeking to recover its damages arising from Springrange's breach of contract and misrepresentations. The Company will not be honoring any request by Springrange to convert the debenture balance into common stock until this matter has been resolved. See Note 11.

     On February 18, 1998, Springrange filed a motion to dismiss the Complaint and to enjoin the financing transaction entered into between the Company and Thomas E. Waite and Dr. Jackie See formally announced publicly on or about January 15, 1998 (see below). Springrange also seeks injunctive relief requiring the Company to deliver shares of common stock pursuant to notices of conversion filed in January 1998 (see above). The Company will

                            HARVARD SCIENTIFIC CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO THE FINANCIAL STATEMENTS
           BASED ON AUDITED FINANCIAL STATEMENTS AT DECEMBER 31, 1997,
                     DECEMBER 31, 1996 AND DECEMBER 31, 1995

     oppose the motion and requested injunctive relief. A hearing on the motion is scheduled in March 1998.

3. Effective February 2, 1998, the Company approved a 1 for 10 reverse stock split. Shares outstanding went from 34,477,437 on February 1, 1998 to 3,447,769 just after the split. The Company is moving forward with a strategic plan designed to facilitate marketing of its products in a manner which is consistent with enhancing its corporate image and further increasing shareholder value.

4. A financing agreement dated January 13, 1998, as amended on February 3, 1998 was entered into between Dr. Jackie R. See, Thomas E. Waite and the Company for the funding of the Company up to $10,000,000. The agreement as so amended, calls for initial funding of $5,000,000 in exchange for 1,580,278 shares of common stock, with registration rights, calculated at $3.164 per share (the average closing bid price per share of the common stock for the 10 days ending January 12, 1998, and adjusted for the 1 for 10 reverse split effective February 2, 1998). This initial funding was effected on February 3, 1998 by the delivery of a check for $7,901.39 and Promissory Notes to March 31, 1999 in the principal amount of $2,492,098.61 from each of Dr. See and Mr. Waite. Subsequent funding is at the discretion of the investors and can be purchased in tranches of $500,000 to $2,000,000 up to an aggregate of $10,000,000, including the initial funding, prior to April 1, 1999. The future funding price is $6.328 per share for the next $2,500,000 and $12.626 per share for the last $2,500,000 (as adjusted to reflect the 1 for 10 reverse stock split effective February 2, 1998). Dr. Jackie R. See and Mr. Thomas E. Waite are Directors of the Company. Thomas
     E. Waite is also President and Chief Executive Officer of the Company. On February 3, 1998, the Company issued 790,139 shares to each Dr. Jackie See, M.D. and Thomas E. Waite in connection with this private placement.

5. In January 1998, BTI, a major stockholder of the Company, received $40,514 from the sale of the Company's common stock that was subject recapture by the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934. In January 1998, $40,514 was booked as a receivable from related parties to reflect the recapture. See Note 7.

6. On February 6, 1998, a complaint was filed against the Company in the Third Judicial District Court in Salt Lake City, Utah, by Alexander H. Walker, Jr. ("Walker"), a former General Council, officer and director of the Company. Walker alleges two causes of action: 1) breach of contract by the Company with respect to his employment agreement, and 2) false representations allegedly made to Walker by the Company. Walker seeks damages in the amount of $420,000 for the breach of contract claim and unspecified damages for the alleged false representation claim. The time for the Company's response to the Complaint has not expired. However, the Company denies liability and anticipates the commencement of legal action against Walker to recover damages sustained by the Company as a result of Walker's failure to perform his responsibilities as general council for the Company and breaches of his fiduciary duties owed to the Company. The Company will also seek indemnity from Walker for damages it has sustained and settlements it has been forced to negotiate in other litigation.

7. On February 10, 1998, three new members were elected to the Board of Directors of the Company. Two of these members will serve as new independent Directors of the Company and the third will fill an existing seat vacated by the resignation of a previous director. The Company's Board of Directors currently consists of five members. Furthermore, the Company established an Independent Audit Committee and a Compensation Committee to assist in strengthening internal controls.

                            HARVARD SCIENTIFIC CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                        NOTES TO THE FINANCIAL STATEMENTS
           BASED ON AUDITED FINANCIAL STATEMENTS AT DECEMBER 31, 1997,
                     DECEMBER 31, 1996 AND DECEMBER 31, 1995

8. On February 23, 1998, the Company entered into a financing agreement with an independent investor ("Investor"), whereby the Investor is to provide financing of $600,000 to the Company in exchange for 200,000 shares of common stock of the Company. On the date of effectiveness of the registration of the 200,000 shares, which is to be accomplished by the Company as soon as practicable under the Securities Act of 1933, if the closing bid price of the Company's stock is less than $6.00 per share, the Investor is to receive additional shares calculated by taking the difference between (a) 600,000 divided by one-half the closing bid price on the date of registration and (b) 200,000. This difference in share calculation is still to be determined and is based on the date the registration statement is effective and the closing bid price on such date. In February 1998, the Company received $600,000 and issued 200,000 shares to the Investor.

9. On February 19, 1998, the Company renewed it's previous notices of termination and renoticed the termination of the licensing agreement with Pharma Maehle ("Pharma") and demanded binding arbitration under Nevada law of the existing disputes between the parties pursuant to the terms of the licensing agreement. The demand requires a response by Pharma no later than March 13, 1998. Should Pharma fail to respond by that date, the Company intends to request the Nevada District Court to compel the arbitration. See
     Note 9 regarding Pharma Licensing Agreement.

10. The Company has requested the Court to stay the State Court action pending binding arbitration in the action filed against the Company by Eric Savage (See note 10). The Company's request for arbitration is pending.

11. Due to the materiality of the subsequent event transactions listed in 3 and 6 above, the Company is disclosing the audited Balance Sheet at February 28, 1998, as follows:

                            HARVARD SCIENTIFIC CORP.
                          (A DEVELOPMENT STAGE COMPANY)

                                  BALANCE SHEET
                                     ASSETS
                                                               FEBRUARY 28,
                                                                   1998
                                                                 (AUDITED)
                                                            -----------------
  CURRENT ASSETS:
      Cash and cash equivalents (Note 13 item 8)            $      1,018,291
      Prepaid  expenses                                               49,148
      Accounts receivable - directors (Note 13 item 4)             5,057,711
      Due From Related Parties  (Note 7 item 3 & 4, and
        Note 13 item 5)                                              892,819
      Deferred debt issue costs (Note 11)                             52,083
                                                            -----------------
          TOTAL CURRENT ASSETS                                     7,070,052
                                                            -----------------
  EQUIPMENT AND LEASEHOLD IMPROVEMENTS:
      at cost, less accumulated depreciation of $14,329               50,894
                                                            -----------------

                       LIABILITIES & STOCKHOLDERS' EQUITY

  INTANGIBLE ASSETS:
      Intellectual Property, net of accumulated
        amortization of $6,043                                       154,952
      Organizational cost, net of accumulated
        amortization of $147,598                                      27,952
                                                            -----------------
                                                                     182,904
                                                            -----------------
  OTHER ASSETS:
      Deposits                                                        10,514
                                                            -----------------
          TOTAL ASSETS                                      $      7,314,364
                                                            =================

                                                                     182,904
                                                            -----------------
  OTHER ASSETS:
      Deposits                                                        10,514
                                                            -----------------

          TOTAL ASSETS                                      $      7,311,775
                                                            =================

  CURRENT LIABILITIES:
     Accounts payable                                       $         13,091
     Accrued expenses                                                145,782
     Obligation under capital lease - current                         14,376
     Debentures payable - Convertible (Note 11)                    2,550,000
                                                            -----------------

          TOTAL CURRENT LIABILITIES                                2,723,249
                                                            -----------------
  LONG-TERM LIABILITIES:
     Obligation under capital lease - non-current                      6,317
                                                            -----------------
  STOCKHOLDERS' EQUITY:
     Common Stock, $.01 par value; 10,000,000 shares
       authorized; 5,238,022 shares issued and
       outstanding at February 28, 1998                               52,380
     Additional paid-in capital                                   14,578,497
     Deficit accumulated during the development stage            (10,046,079)
                                                            -----------------

          TOTAL STOCKHOLDERS' EQUITY                               4,584,798
                                                            -----------------

          TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $      7,314,364
                                                            =================

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

         The financial statements of the Company for the year ended December 31, 1997 included in this filing, have been audited by Ronald D. Simpkins, independent certified public accountant, as set forth in his report thereon appearing in Item 6. herein. The financial statements of the Company included for the years ended December 31, 1996 and 1995 have been audited by Dale McGhie, independent certified public accountant, as set forth in his report thereon appearing elsewhere herein. Both Mr. Simpkins' report and Mr. McGhie's report include an explanatory paragraph stating that, in light of the recurring losses suffered by the Company, its continued existence depends upon its ability to resolve its liquidity problems.

         On January 13, 1998, the Company's former accountant, W. Dale McGhie, was replaced by Ronald D. Simpkins, Certified Public Accountant, 1155 West Fourth Street, Suite 214, Reno, Nevada 89503, as the Company's independent accountant in connection with the financial statements for the year ended December 31, 1997. The Registrant's former accountant, W. Dale McGhie did not resign and did not decline to stand for reelection. The new management of the Registrant has determined that a change of auditor is in the best interest of the company, and therefore, the former accountant simply was replaced as of January 13, 1998. This decision to change accountants was recommended and approved by the Board of Directors. There were no disagreements with Mr. McGhie on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to his satisfaction, would have caused Mr. McGhie to make reference to the subject matter of any such disagreements in connection with his reports. As required by
Item 304 of Regulation S-B reflecting disclosure of this change in accountants, on January 20, 1998, the Company filed a Form 8K and an amendment thereto on January 26, 1998.

         The Company's former accountant, Fair, Anderson & Langerman, was replaced by W. Dale McGhie, Certified Public Accountant, 1539 Vasser Street, Reno, Nevada 89502, on March 19, 1997, as the Company's independent accountant in connection with the financial statements for the year ended December 31, 1996. Fair, Anderson & Langerman did not resign and did not decline to stand for re-appointment. They were replaced because the Company's headquarters were moved to Reno, Nevada, where Mr. McGhie is located, from Las Vegas, Nevada, where Fair, Anderson & Langerman is located, and the Company believed that it would be more efficient and effective to use Mr. McGhie as a Reno-based accountant. The decision to change accountants was recommended and approved by the Board of Directors.

         Fair, Anderson & Langerman's report on the financial statements for the years ended December 31, 1995 and 1994 was presented on the assumption that the Company would continue as a going concern and was unqualified. Mr. McGhie in his report on the financial statements for the years ended December 31, 1996 and 1995 also made this assumption. There were no disagreements with Fair, Anderson & Langerman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to that firm's satisfaction, would have caused that firm to make reference to the subject matter of any such disagreements in connection with its reports. As required by item 304 of Regulation S-B, the Company filed a Form 8K on July 3, 1997 and an amendment thereto on July 28, 1997.

                                    PART III

         A 1 for 10 reverse stock split was effective February 2, 1998. All figures in this Amendment to the Annual Report give effect to such reverse stock split, and previously stated numbers of shares are appropriately restated, unless otherwise indicated. All statements in this annual report should be read in conjunction with and are qualified by the other information and financial statements (including the notes thereto) appearing elsewhere in this Annual Report and the previously filed Annual Report and Amendments, or incorporated herein by reference.


ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT.

As of April 24, 1998, the directors and executive officers of the Company, their ages, positions and offices in the Company, the dates of their initial election or appointment as director or executive officer, and the expiration of the terms as directors are as follows:


------------------------------------ ------------ ----------------------------------- --------------------------------
                                                                                         Period Served as Director
NAME                                     Age                 Position (1)                  or Executive Officer
------------------------------------ ------------ ----------------------------------- --------------------------------

   Col. Robert T. Hayden                 72           Director (2) (3)                         Since 2/10/98
------------------------------------ ------------ ----------------------------------- --------------------------------

   Martin J. Holloran                    67           Director  (3)                            Since 2/10/98
------------------------------------ ------------ ----------------------------------- --------------------------------

   Barbara L. Krilich                    38           Secretary and Chief                      Since 12/12/97
                                                      Operating Officer
------------------------------------ ------------ ----------------------------------- --------------------------------

   Curtis A. Orgill                      48           Director, Treasurer, and                 Officer since
                                                      Chief Financial Officer                  12/12/97; Director
                                                      (2) (3)                                  since 2/10/98
------------------------------------ ------------ ----------------------------------- --------------------------------

   Jackie R. See, M.D. (4)               56           Director  (5)                            Since 1/6/94
------------------------------------ ------------ ----------------------------------- --------------------------------

   Thomas E. Waite                       35           Chief Executive Officer,                 Since 11/14/97
                                                      President and Director (5)

(1) The Company's directors are elected at the annual meeting of stockholders and hold office until their successors are elected and qualified or until the director resigns. The Company's officers are appointed annually and as needed by the Board of Directors and serve at the pleasure of the Board.

(2) These Directors are members of the Compensation Committee. Mr. Orgill is Chairman of this committee.

(3) These Directors are members on the Audit Committee. Mr. Orgill is Chairman of this committee.

(4) In his role as consultant, Dr. See acts as the Company's Director of Scientific Research and Development. Dr. See may also be considered a promoter of the Company.

(5) These Directors are members of the Company's Executive Committee, of which Mr. Waite is Chairman.

                              BUSINESS EXPERIENCE:

JACKIE R. SEE, M.D., F.A.C.C., is a Director of the Company. Dr. See is a cardiologist and the principal inventor and author of the patent of microsphere technology "PGE1-EDT". He received his M.D. from the University of California, College of Medicine (Irvine) in 1968. Dr. See completed his Residency in Internal Medicine at the Huntington Memorial Hospital, Pasadena, California in 1973. After serving as a Medical Officer on active duty in the U.S. Navy Medical Corps. He went on to do research fellowship work in cardiology at Peter Bent Brigham Hospital, Harvard Medical School (Boston). He was an Associate Director of the Foundation for Cardiovascular Research (1968-1984) and has been a Fellow of the American College of Cardiology since 1980. Dr. See is licensed to practice medicine in the States of California and Nevada and is Board Certified by the American Board of Internal Medicine. He is the author or co-author of more than 60 research articles for various medical publications.

THOMAS E. WAITE, is a Director and Chairman of the Board, President and the Chief Executive Officer of the Company. Much of Mr. Waite's experience has been specialized in investment banking, corporate finance, mergers and acquisitions, and public relations for publicly traded biotechnology and medical device companies. Just prior to joining the Company, Mr. Waite was President of his consulting firm, Thomas E. Waite & Associates, Inc., which began in late 1992, where he and his associates began researching the most effective, risk adverse way for establishing enterprises in the rapidly expanding and highly lucrative riverboat gaming industry. As a result of this research, in 1993, Mr. Waite organized a successful riverboat gaming company called Wild Card Enterprises, Inc., of which he was also President. From 1988 to 1994, Mr. Waite was a Series-7 licensed registered representative. His consulting experience began in 1990 at First Montauk Securities. In 1991 he became Director of Investment Banking and Corporate Finance at Collner Higgins and Andersen, a securities firm that specializes in trading. In 1993, Mr. Waite resigned his position with Collner Higgins and Andersen.

MARTIN J. HOLLORAN is a Director of the Company. Mr. Holloran is currently retired. Prior to retirement, Mr. Holloran had over forty years of experience in sales and marketing, which includes over twenty-five years with Prudential Insurance Company. He earned many awards over his career for both sales and management abilities. Mr. Holloran was a winner of 24 National Leadership awards for Prudential, a two time winner of its Academy of Honor and a two time winner of the Citation award given to the top 10% producers in Prudential Insurance Company. Mr. Holloran also received the Distinguished Professional Service Award for New England and continues to be very active as a Teacher of Christian Doctrine and a coach of children's athletics.

COLONEL ROBERT T. HAYDEN is a Director of the Company. Colonel Hayden retired from active service in the United States Army in 1981 following 31 years of active service. He was promoted to Colonel in 1971, and upon graduation from The War College, served 3 years on the Joint Staff in the Pentagon in the office of J-5, NATO Plans and Policy Directorate. Over his military career, Colonel Hayden served in both Korea and Vietnam and has received many military decorations which include the Silver Star, the Legion of Merit, two Bronze Starts, a Purple Heart, an Army Commendation Medal with two oak leaf clusters, an Air Medal with five oak leaf clusters, a Vietnam Medal of Honor and the Vietnam Gallantry Cross with Silver and Gold Palm. He has been awarded the Combat Infantry Badge and the Army Staff and Joint Chiefs of Staff Medallions, is a member of the Field Artillery Hall of Fame, MOWW, The American Legion and the Military Order of the Purple Heart and has served as President of the Florida Council of Florida Chapter of the Retired Officers Association.

CURTIS A. ORGILL, CPA, is the Company's Treasurer, Director and Chief Financial Officer. Mr. Orgill is a Certified Public Accountant with current licenses in the states of Nevada and Utah. In 1974, Mr. Orgill joined Deloitte Haskins & Sells (currently Deloitte & Touche), in Salt Lake City. He later helped open a new office for Deloitte & Touche in Reno, Nevada, serving as the Senior Tax Partner in the State of Nevada. He left Deloitte & Touche in 1993 to join the regional CPA firm of Bartig, Basler & Ray, CPA's Inc. Mr. Orgill is involved in international accounting, corporate tax planning and tax compliance as well as structuring acquisitions for corporations. Mr. Orgill is a member of the American Institute of Certified Public Accountants, the Nevada Society of Certified Public Accountants and the Utah Association of Certified Public Accountants.

BARBARA L. KRILICH, CPA, the Company's Secretary and Chief Operating Officer, has been a Certified Public Accountant in Arizona since 1984. She recently served as Director and Chief Financial Officer of Health Care Centers of America, Inc. from November 1996 to August 1997. Immediately prior to that she was employed by Evans Withycombe Residential, Inc. (currently Equity Residential Inc.), a Real Estate Investment Trust (REIT), in Phoenix, Arizona, which she joined in 1994. Initially Ms. Krilich worked in developing multi-family units in Phoenix, Arizona, later transferring into the acquisition division responsible for acquiring multi-family properties in Southern California. From 1992 to 1994, she was a Regional Manager in Phoenix Arizona for SCG Residential, a subsidiary of Security Capital Group, a REIT listed on the New York Stock Exchange. Prior to joining SCG, Ms. Krilich spent over 10 years in accounting and finance with various firms, including Peat Marwick & Mitchell (currently KPMG Peat Marwick). Ms. Krilich is a member of the American Institute of Certified Public Accountants and the Arizona Society of Certified Public Accountants.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

For the period beginning June 30, 1996 through the fiscal year ending December 31, 1997, the following persons, who were directors, officers or beneficial owners of more than 10% of Common Stock of the Company, that failed to file, or failed to file on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934:


------------------------------------------------------------------------------------------------------------------
                                                                                           DATE TO       DATE
NAME                            POSITION                     STATUS         FORMS         BE FILED      FILED
------------------------------------------------------------------------------------------------------------------

Don Steffens                    Director & Officer           Filed late     3 and 4           A         4/17/98
Jackie R. See                   Director                     Filed late     3 and 4           A         4/6/98
Curtis A. Orgill                Director & Officer           Filed late     3              2/9/98       3/2/98
Barbara L. Krilich              Officer                      Filed late     3              2/9/98       3/2/98
Biosphere Technology Inc.       More than 10% of Stock       Filed late     3 and 4           A         4/6/98
------------------------------------------------------------------------------------------------------------------

          A= Filer inadvertently failed to file required forms timely. The Forms 4 filed includes all transactions which were previously unreported throughout the year. A Form 5 was required to be filed and was not. However, all transactions required to be filed on the Form 5 have now been included on Form's 3 and 4, respectively.

         The Company is unable to confirm or verify compliance with Section 16(a) of the Exchange Act for a former Director and Officer of the Company, Alexander H. Walker, Jr. The Company is currently in litigation with Mr. Walker (See "ITEM 3. LEGAL PROCEEDINGS, ITEM NO.8"). The Company has attempted to obtain a reconciliation of share differences and as of April 24, 1998 there has been no response from Mr. Walker.


ITEM 10.  EXECUTIVE COMPENSATION.

          The following table sets forth information about compensation paid or accrued by the Company during the years ended December 31, 1997, 1996 and 1995 to the Company's officers and directors:

                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------
Name and                                                                            Other
Principal Position     Year           Salary/Consulting Fees          Bonus     Compensation
-----------------------------------------------------------------------------------------------
                                (a)        (b) STOCK    (a)+(b)
                                CASH       GRANTS (1)    TOTAL
-----------------------------------------------------------------------------------------------

JACKIE R. SEE (2)      1997   $199,662   $10,088,450  $10,288,112      None         None
Director of Research   1996   $104,000      None        $104,000       None         None
                       1995   $16,000      $65,000      $81,000        None         None
-----------------------------------------------------------------------------------------------

IAN HICKS (3)          1997   $46,000    $1,671,750    $1,717,750      None         None
Was CEO, President &   1996     None        None          None         None        $16,440
Director               1995     None        None          None         None         None
-----------------------------------------------------------------------------------------------

DON STEFFENS (4)       1997  $155,135    $3,608,750    $3,763,885    $100,000       None
Was CEO, President &   1996     None        None          None         None         None
Director               1995     None        None          None         None         None
-----------------------------------------------------------------------------------------------

ALEXANDER H.           1997   $150,000   $2,892,724    $3,042,724    $75,000        None
Walker(5)              1996     None     $1,170,000    $1,170,000      None         None
Was Secretary &        1995     None        None          None         None         None
Director
-----------------------------------------------------------------------------------------------

LORENZ HOFMANN (6)     1997   $140,150     $59,600      $199,750       None         None
Was COO                1996     None        None          None         None         None
                       1995     None        None          None         None         None
-----------------------------------------------------------------------------------------------

THOMAS E. WAITE (7)    1997   $28,462    $4,000,000    $4,028,462   None            None
President & CEO        1996     None        None          None      None            None
                       1995     None        None          None      None            None
-----------------------------------------------------------------------------------------------


(1) The transfer of shares issued to directors and officers is restricted pursuant to applicable securities laws, although some recipients have registration rights in respect of their shares, as noted herein. The aggregate number and dollar value of stock holdings of officers and directors as of April 20, 1998 were 2,405,278 shares and $25,502,291, respectively. Such dollar value and the dollar value of all share grants reflected in this Summary Compensation Table as of the date involved are calculated in accordance with item 402(b)(2)(iv)(A) of Regulation S-B, which requires the dollar value of any award of restricted stock to be calculated by multiplying the closing market price of the registrant's unrestricted stock on the date of grant by the number of shares awarded, even if that amount could not than be realized.

(2) Dr. See is not an employee, and all compensation paid to him was as a consultant. His consultant agreement, which was entered into as of April 1, 1996 and will terminate on March 30, 1999, calls for the Company to pay him a consulting fee of $12,500 per month. In addition, he is reimbursed for all reasonable and necessary business expenses incurred in the discharge of his consulting duties. Dr. See is to receive a royalty fee equal to two percent (2%) of the net revenues from the sale of LLPGE1 and any other products the Company may produce under Patent Application No. 08/573408. Dr. See will receive these royalty fees for the life of patent No. 5,718,917 issued February 17, 1998. SEE ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, DR. JACKIE R. SEE & BIOSPHERE, for additional relationships between Dr. See and the Company.

     On March 18, 1997, Dr. See received 35,000 shares of Common Stock of the Company for services performed for the Company. The dollar value of such shares was $2,340,450. On June 10, 1997, Dr. See received 400,000 shares of Common Stock of the Company for services performed for the Company. The dollar value of such shares was $7,748,000. Of these shares, 100,000 shares were transferred into the Anita Wassgren See Trust (Anita Wassgren See is Dr. See's wife). See ITEM 1."DESCRIPTION OF BUSINESS- OTHER FINANCING ARRANGEMENTS" concerning the Financing Agreement between Dr. Jackie R. See and Thomas E. Waite and the Company dated January 13, 1998 and amended February 3, 1998, pursuant which Dr. See and Mr. Waite have the right to invest up to $10,000,000 in the Company and pursuant to which they invested $5,000,000 on February 3, 1998 in promissory notes and cash and received 1,580,028 shares of Common Stock therefor. Such stock is valued at the closing bid price of $9.50 on February 3, 1998 for a total value of $7,506,321.

(3) During 1995, Mr. Hicks was not an employee of the Company. Mr. Hicks became President in June 1996. He ceased being an employee or otherwise affiliated with the Company as of May 14, 1997. On March 18, 1997, Mr. Hicks received 25,000 shares of Common Stock of the Company for services performed. The dollar value of such stock was $1,671,750.

(4) Mr. Steffens was not an employee of the Company during 1995, and he moved from the positions of CFO, Secretary and Treasurer of the Company, to which he was appointed in 1996, to the positions of President and CEO as of May 15,1997. Mr. Steffens resigned from these positions on November 14, 1997 and is no longer affiliated with the Company. On June 10, 1997, Mr. Steffens received 100,000 shares of the Company's Common Stock for services performed for the Company. The dollar value of such stock was $1,937,000. On March 18, 1997, Mr. Steffens received 25,000 shares of Common Stock of the Company for services performed. The dollar value of such stock was $1,671,750.

(5) The Company entered into two agreements on March 19, 1997, and on May 15, 1997, with Alexander H. Walker, Jr. ("Walker"), former Director, Secretary, and General Counsel of the Company. The agreements provided that Walker was retained as General Counsel for all legal matters of the Company and was to prepare or supervise the preparation of Securities and Exchange Commission filings, contracts and agreements. The agreements provided that Walker would receive $15,000 per month over 36 months plus up to 100,000 shares of Common Stock. In 1997, Walker received $231,678 and was issued 105,200 shares of Common Stock. In December 1997, the Company terminated all agreements with Walker. SEE ITEM 2."LEGAL PROCEEDINGS-ITEM 8". During 1996, Walker did not receive any cash payment for legal fees and received $600 as reimbursement of expenses for his services as counsel.

     On April 12, 1996, Walker received 18,000 shares of the Company's Common Stock for services performed. The dollar value of such stock was $1,170,000. On March 18, 1997, Walker received 18,000 shares of stock for services performed. The dollar value of such stock was $1,203,660. On June 10, 1997, Walker received 87,200 shares of stock for current and future services to be performed. The dollar value of such stock was $1,689,064.

(6) Dr. Lorenz Hofmann Ph.D. was not an employee of the Company during 1995 and 1996. In August 1997, the Company entered into a consulting agreement with Dr. Hofmann whereby Dr. Hofmann was to receive $15,000 per month for his services, plus 10,000 shares of the Company's Common Stock for services performed in 1997. These shares were issued on January 26, 1998 with respect to services performed in 1997 for a dollar value of $59,600.

(7) Thomas E. Waite became President, Director and Chief Executive Officer on November 14, 1997 and was issued 400,000 shares of the Company's Common Stock to induce him to work for the issuer and provide an incentive for his successful performance. Mr. Waite has a 1-year employment contract with the Company effective January 5, 1998 for a monthly salary of $20,000. Prior to that time, Mr. Waite was not an employee of the Company. In 1995, Thomas E. Waite & Associates, a company owned by Mr. Waite, was a consultant to the Company.

     On November 14, 1997, Mr. Waite was issued 400,000 shares of the Company's Common Stock to enable him to devote his entire business time to the affairs of the Company. The dollar value of such shares was $4,000,000. See
     ITEM 1."DESCRIPTION OF BUSINESS- OTHER FINANCING ARRANGEMENTS" concerning the Financing Agreement between Dr. Jackie R. See and Thomas E. Waite and the Company dated January 13, 1998 and amended February 3, 1998, pursuant which Dr. See and Mr. Waite have the right to invest up to $10,000,000 in the Company and pursuant to which they invested $5,000,000 on February 3, 10998 in promissory notes and cash and received 1,580,028 shares of Common Stock therefor. Such stock is valued at the closing bid price of $9.50 on February 3, 1998 for a total value of $7,506,321. For stock issuance's to Thomas E. Waite & Associates prior to Mr. Waite becoming an employee, see
     ITEM 3. "LEGAL PROCEEDINGS - ITEM 1."

ITEM 11.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.


All shares included in the following table and in this section are current and have been restated to reflect the 1 for 10 reverse stock split effective February 2, 1998. The following table sets forth information as of April 21, 1998 concerning ownership of the Company's Common Stock by (i) each Director and Executive Officer of the Company, (ii) all Directors and Officers as a group and
(iii) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock:


------------------------- ----------------------------------------- ----------------------- ------------------------
                                                                                                 PERCENTAGE OF
                                                                          AMOUNT AND          OUTSTANDING SHARES
                                NAME AND ADDRESS                     NATURE OF BENEFICIAL       OF COMMON STOCK
    TITLE OF CLASS              OF BENEFICIAL OWNER                     OWNERSHIP (1)        AS OF APRIL 21, 1998 (2)
------------------------- ----------------------------------------- ----------------------- ------------------------
    Common Stock                Dr. Jackie R. See (3)                   2,554,493 (2)                43.8%
                                100 N. Arlington
                                Suite 23-P
                                Reno, NV 89501
------------------------- ----------------------------------------- ----------------------- ------------------------
    Common Stock                Don Steffens (4)                          111,500                     2.1%
                                100 N. Arlington
                                Suite 23-P
                                Reno, NV 89501
------------------------- ----------------------------------------- ----------------------- ------------------------
    Common Stock                Ian Hicks (5)                              25,000                      .5%
                                5967 Jacaranda Lane
                                Yorba Linda, CA 92887
------------------------- ----------------------------------------- ----------------------- ------------------------
    Common Stock                Alexander H. Walker, Jr. (6)              122,200                     2.3%
                                American Plaza II
                                57 West 200 South, Ste. 400
                                Salt Lake City, UT 84101
------------------------- ----------------------------------------- ----------------------- ------------------------
    Common Stock                Thomas E. Waite (7)                     1,782,743 (2)                30.6%
                                755 Rinehart Road
                                Suite 100
                                Lake Mary, FL  32746
------------------------- ----------------------------------------- ----------------------- ------------------------
    Common Stock                Curtis Orgill (8)                          50,000                     1.0%
                                1325 Airmotive Way
                                Suite 125
                                Reno, NV  89502
------------------------- ----------------------------------------- ----------------------- ------------------------
    Common Stock                Colonel Robert T. Hayden (9)                5,000                      -
                                3715 Constancia Drive
                                Green Cove Springs, FL 32043
------------------------- ----------------------------------------- ----------------------- ------------------------
    Common Stock                Martin J. Holloran (10)                     5,000                      -
                                356 Crystal Ridge Way
                                Lake Mary, FL 32746
------------------------- ----------------------------------------- ----------------------- ------------------------
    Common Stock                See & Waite Group (11)                  3,744,632                    64.2%
------------------------- ----------------------------------------- ----------------------- ------------------------
    Common Stock                All Directors and                       3,854,632                    66.1%
                                Officers as a Group
------------------------- ----------------------------------------- ----------------------- ------------------------
    Common Stock                BioSphere Technology, Inc.                746,750                    14.3%
                                Suite 23P
                                100 N. Arlington Avenue
                                Reno, NV  89501
------------------------- ----------------------------------------- ----------------------- ------------------------

(1) The ownership of the shares deemed to be held by Springrange Investment Group, Ltd., due to its ownership of $2,550,000 principal amount of the Company's 6% Convertible Debentures, is not reflected due to Springrange's contractual obligation to the Company pursuant to which it is not entitled to convert any Debenture to the extent that after such conversion the number of shares of Common Stock beneficially owned by Springrange and its affiliates (excluding any shares deemed beneficially owned through any continuing ownership of Debentures) exceeds 4.9% of the outstanding Common Stock.

      The Company cannot, however, be assured that the shares owned by Springrange have or have not exceeded 4.9% of the shares outstanding from time to time. In this regard, the following conversions by Springrange of 6% Convertible Debentures are noted: 1) 86,452 shares of Common Stock issued upon conversion of $700,000 principal amount of Debentures on July 14, 1997, 2) 35,504 shares of Common Stock issued upon conversion of $300,000 principal amount of Debenture on August 13, 1997, 3) 22,677 shares of Common Stock issued upon conversion of $250,000 principal amount of Debenture on August 22, 1997, 4) 40,430 shares of Common Stock issued upon conversion of $500,000 principal amount of Debenture on October 24, 1997, 5) 33,400 shares of Common Stock issued upon conversion of $250,000 principal amount of Debenture on December 3, 1997, 6) 63,762 shares of Common Stock issued upon conversion of $200,000 principal amount of Debenture on December 24, 1997, 7) 103,606 shares of Common Stock issued upon conversion of $250,000 principal amount of Debenture on January 16, 1998. The total number of shares of Common Stock issued to Springrange through April 24, 1998 is 385,831.

      On January 28, 1998, Springrange gave notice of conversion of $250,000 principle amount of Debenture. This Conversion called for a transfer of 52,573 shares of Common Stock. The Company has not honored this request. On January 29, 1998, Springrange gave notice of conversion of $250,000 principle amount of Debenture. The conversion called for a transfer of 48,686 shares of Common Stock. The Company has not honored this request. (SEE ITEM 2."LEGAL PROCEEDINGS").

(2) The percentage calculation for each person or group, reflects the addition to the number of shares beneficially owned by such person or group and to the aggregate outstanding shares, the number of shares that the person or group involved has the right to acquire within 60 days.

(3) This total includes 1,105,139 shares held by Dr. Jackie R. See, 746,750 shares held by Bio-Sphere Technology, Inc., of which Dr. Jackie R. See is the controlling person, 110,000 shares held by Anita Wassgren See Trust (Anita Wassgren See is Dr. Jackie See's spouse), of which Trust Dr. Jackie
      R. See disclaims any beneficial interest or control, 296,302 additional shares issuable to Dr. Jackie R. See under the See and Waite Agreement, and 296,302 shares issuable to Thomas E. Waite under the See & Waite Agreement because Dr. Jackie R. See and Thomas E. Waite may be deemed to be a group in connection therewith, (sEE ITEM 1."DESCRIPTION OF BUSINESS - OTHER FINANCING ARRANGEMENTS").

(4) As of May 15, 1997, Mr. Steffens moved from the positions of Chief Financial Officer, Secretary and Treasurer of the Company to the positions of President and Chief Executive Officer of the Company. Mr. Steffens resigned from all positions with the Company as of November 14, 1997.

(5) Mr. Hicks resigned as President, Chief Executive Officer and Director of the Company as of May 14, 1997.

(6) Mr. Walker was appointed Secretary and Director of the Company as of May 15,1997, and was appointed General Council as of February 21, 1997. Mr. Walker was terminated as Secretary and General Council on December 13, 1997 and resigned as Director on December 23, 1997.

(7) Mr. Waite was appointed President, CEO, and Chairman of the Board of Directors on November 14, 1997. Mr. Waite's total includes 1,190,139 shares held by him plus 296,302 additional shares issuable to Mr. Waite under the See and Waite Agreement, and 296,302 shares issuable to Dr. Jackie R. See under the See & Waite agreement, because Thomas E. Waite and Dr. Jackie R. See may be deemed to be a group in connection therewith, (sEE ITEM 1."DESCRIPTION OF BUSINESS - OTHER FINANCING ARRANGEMENTS" AND
      ITEM 1."DESCRIPTION OF BUSINESS - OTHER FINANCING ARRANGEMENTS").

(8) Mr. Orgill was appointed Treasurer and Chief Financial Officer on December 12, 1997. On February 10, 1998, Mr. Orgill was appointed as a Director to the Company.

(9)   Col. Hayden was appointed a Director of the Company on February 10, 1998.

(10)  Mr. Holloran was appointed a Director of the Company on February 10, 1998.

(11)  Dr. Jackie R. See & Thomas E. Waite may be considered to be a group. See
      (2) and (7) above.


ITEM 12.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.


         During 1996, 1997 and to April 24, 1998, the Company issued the following shares of Common Stock to current or prior Officers and Directors of the Company, relatives of those Officers and Directors and other related parties, as follows:

-------------------------------------------------------------------------------------------------------------------------
                           RELATIONSHIP TO         CURRENT                                   NO. OF
NAME                         THE COMPANY     STATUS/RELATIONSHIP  REFERENCE  DATE ISSUED  SHARES ISSUED DOLLAR VALUE **
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Colonel Robert T. Hayden      Director             Current           (1)       2/18/98        5,000     $    25,650
-------------------------------------------------------------------------------------------------------------------------
Ian Hicks                  Officer & Director       Prior            (1)       3/18/97       25,000     $ 1,671,750
-------------------------------------------------------------------------------------------------------------------------
Martin J. Holloran            Director             Current           (1)       2/18/98        5,000     $    25,650
-------------------------------------------------------------------------------------------------------------------------
Barbara L. Krilich            Officer              Current           (1)       1/26/98       50,000     $   298,000
-------------------------------------------------------------------------------------------------------------------------
Curtis A. Orgill           Officer & Director      Current           (1)       1/26/98       50,000     $   298,000
-------------------------------------------------------------------------------------------------------------------------
Dr. Jackie R. See, M.D.       Director             Current           (1)       3/18/97       35,000     $  2,340,450
Dr. Jackie R. See, M.D.       Director             Current           (1)       6/10/97      400,000     $  7,748,000
Dr. Jackie R. See, M.D.       Director             Current           (2)        2/3/98      790,139     $  7,506,321
Dr. Darryl See, M.D.         Consultant     Dr. Jackie See's Son     (1)       11/14/97      50,000     $    500,000
Dr. Darryl See, M.D.         Consultant     Dr. Jackie See's Son     (1)       1/26/98      200,000     $  1,192,000
                    Total                                                                 1,475,139     $ 19,286,771
-------------------------------------------------------------------------------------------------------------------------
Don Steffens               Officer & Director       Prior            (1)       3/18/97       25,000     $  1,671,750
Don Steffens               Officer & Director       Prior            (1)       6/10/97      100,000     $  1,937,000
                    Total                                                                   125,000     $  3,608,750
-------------------------------------------------------------------------------------------------------------------------
Thomas E. Waite            Officer & Director      Current           (3)       12/18/96      56,875     $  1,279,688
Thomas E. Waite            Officer & Director      Current           (4)       11/14/97     400,000     $  4,000,000
Thomas E. Waite            Officer & Director      Current           (2)        2/3/98      790,139     $  7,506,321
                    Total                                                                 1,247,014     $ 12,786,008
-------------------------------------------------------------------------------------------------------------------------
Alexander H. Walker, Jr.   Officer & Director       Prior            (5)       4/12/96       18,000     $  1,170,000
Alexander H. Walker, Jr.   Officer & Director       Prior            (5)       3/18/97       18,000     $  1,203,660
Alexander H. Walker, Jr.   Officer & Director       Prior            (5)       6/10/97       87,000     $  1,689,064
Alexander H. Walker, III         N/A           Walker Jr's Son       (6)        7/5/96        2,000     $     65,000
Alexander H. Walker, III         N/A           Walker Jr's Son       (6)       3/18/97        2,000     $    133,740
J.T. Cardinalli                  N/A        Walker Jr's Son-in-law   (6)        7/5/96        2,000     $     65,000
J.T. Cardinalli                  N/A        Walker Jr's Son-in-law   (6)       3/18/97        2,000     $    133,740
                    Total                                                                   131,200     $  4,460,204
-------------------------------------------------------------------------------------------------------------------------

*- 100,000 shares were issued in the name of Anita Wassgren See Trust. Anita Wassgren See is Dr. Jackie See's wife.

** The dollar value of all share grants are calculated in accordance with item 402(b)(2)(iv)(A) of Regulation S-B, which requires the dollar value of any award of restricted stock to be calculated by multiplying the closing market price of the registrant's unrestricted stock on the date of grant by the number of shares awarded even if the amount could not than be realized. The Company has recorded all the above stock transaction at par value of $.01.

(1) The shares were issued for compensation for services performed as an Officer or Director of the Company, or services performed as an independent consultant to the Company. See ITEM 11"SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" for specific title of their position with the Company and dates of service with the Company. Also see ITEM 10 "EXECUTIVE COMPENSATION" for a more specific description of share transactions to Officers and Directors of the Company.

(2) The Company has secured a Financing Agreement (SEE "DESCRIPTION OF BUSINESS - OTHER FINANCING ARRANGEMENTS") with Dr. Jackie See and Thomas E. Waite, President and Chief Executive Officer (the "Investors"), whereby the investors (a) purchased an initial tranche of 1,580,278 shares of the Company's Common Stock for an aggregate purchase price of $5,000,000, and (b) may purchase up to an aggregate of 592,605 additional shares of the Company's Common Stock, upon certain terms and conditions, at an aggregate maximum additional purchase price of $5,000,000. The initial funding of $5,000,000 was effected on February 3, 1998 by the delivery to the company by each investor of a check for $7,901.39 and Promissory Notes due March 31, 1999 in the principal amount of $2,492,098.61, bearing interest at the rate of 1% above prime and secured by the shares purchased.

(3) In December 1996, the Company issued 56,875 shares of its Common Stock as part of a settlement agreement in the litigation between the Company and Thomas Waite & Associates described herein. SEE " LEGAL PROCEEDINGS- ITEM 2".

(4) In November 1997, the Company hired Thomas E Waite as the President and Chairman of the Board and issued to him 400,000 shares of the Company's Common Stock to induce him to work for the Company and provide an incentive for his successful performance as President and Chief Executive Officer. The grant of 400,000 shares of the Company's Common Stock is irrevocable and the amount of the grant was determined, in view of the cessation of the active business of Thomas E. Waite & Assoc., at the time of Mr. Waite's employment to enable him to devote his entire business time to the affairs of the Company. The 400,000 shares issued to Thomas E. Waite have demand registration rights under the Securities Act of 1933, which rights have been exercised. For stock issuance's to Thomas E. Waite & Associates prior to Mr. Waite becoming an employee, see ITEM 3. "LEGAL PROCEEDINGS - ITEM 1."

(5) On April 12, 1996, the Company issued 18,000 shares of Common Stock to Alexander H. Walker, Jr. in connection with legal services rendered and to be rendered to the Company, pursuant to a consulting agreement signed in March 1996. During 1997, Alexander H. Walker Jr's consulting agreement was renewed whereby Mr. Walker was to receive $15,000 per month plus the issuance of Common Stock shares, in exchange for his services as general counsel to the Company, among other things. During 1997, Mr. Walker issued to himself 105,200 shares of Common Stock. The Company has terminated all agreements with Mr. Walker. SEE ITEM 2."LEGAL PROCEEDINGS- ITEM 8 AND ITEM 10, AND "EXECUTIVE COMPENSATION NO. 5".

(6) On July 5, 1996 and again on March 18, 1997, the Company issued 2,000 shares of Common Stock to Alexander H. Walker III (Mr. Alexander H. Walker, Jr's son) and 2,000 shares of Common Stock to J.T. Cardinalli (Alexander H. Walker Jr's son-in-law) for legal services rendered and to be rendered to the Company.


         As of April 21, 1998, BioSphere Technology Inc. ("BTI") owned 746,750 shares of Common Stock representing 14.3% of the Company's outstanding shares. Dr. Jackie R. See controls BTI and is a Director, a controlling person, and may be considered a promoter, of the Company.

         The Company has paid BTI for the LLPGE1 patent application and other intellectual properties, as well as licensing and distribution agreements and utilization of its scientific and technical personnel, with Company stock. The Company initially issued 71,400 shares (originally issued 2,856,000 shares prior to the 1 for 4 reverse stock split effective November 3, 1994 and the 1 for 10 reverse stock split effective February 2, 1998) to BTI in January 1994 for the intellectual rights to the product with the stipulation that the company pay for and effect a patent application. The Company was not able to fund the patent process. To fund the patent application and for management assistance and distribution agreements associates with the LLPGE 1 product, BTI received 613,850 shares of the Company's Common Stock in November 1995.

         On November 20, 1997, the Company agreed to exchange 200,000 shares of Common Stock (which have been issued) to BTI for the Intellectual Property Rights to Prostaglandin E1 Lyophilized Liposomes for the use of treatment of Psoriasis. BTI is to receive a 3% override on royalties of the Psoriasis product.

         During 1997, the Company entered into three significant transactions with BTI for the acquisition of intellectual rights, and for the provision of technological, management, fundraising and marketing assistance. In addition, in 1996, the Company incurred costs payable to BTI for consultation and rent of $133,157 and for research and development $50,378 of the LLPGE1 product. During 1997, the Company incurred an additional cost payable to BTI of $150,000 for the Intellectual Property Rights to Prostaglandin E1 Lyophilized Liposomes for the treatment of Psoriasis. During the year, BTI chose to convert the accounts payable balance of $333,535 as a contribution to additional-paid-in-capital.

         During 1996, BTI advanced 20,000 of its shares as security for a subordinated loan agreement with Stein Securities. The shares were loaned and are expected to be returned to BTI in 1998. During 1997, the Company advanced to BTI $500,000 in connection with this settlement and expects to collect this money when the 20,000 shares are returned to BTI in 1998.

         In April 1996, the Company entered into a royalty agreement with Dr. See to pay Dr. See 2% of net revenues from the sale of LLPGE1 and any other products the Company may produce under Patent Application No. 08/573408 pursuant to which patent No. 5,718,917 was issued on February 17, 1998. Dr. See will receive these royalty fees for the life of the patent.

         In 1997, BTI in lieu thereof, sold shares of the Company's Common Stock under circumstances in which the Company is entitled to recapture of profit pursuant to Section 16(b) of the Securities Exchange Act of 1934. The total amount of profits of $392,819 has been booked as a receivable from related parties and is expected to be repaid to the company.

     The Company may continue the practice of issuing shares of Common Stock in lieu of cash payment in the future if it determines that such issuance is in the best interests of the Company and is consistent with the Company's agreement.

     The foregoing arrangements and relationships may give rise to conflicts of interest with respect to future interpretation of the agreements between the Company and its affiliates or with respect to future transaction between the Company and its affiliates. There can be no assurance those future transactions between the Company and any affiliates will be advantageous to the Company.

ITEM 13.  EXHIBITS AND REPORTS ON FORM 8-K

(a) Exhibits

(1) Instruments defining the rights of holders, incl. indentures: None during the time covered by this Form 10K-SB.
(2)  Voting trust agreements: None.
(3)  Material Contracts: Incorporated by reference to Form 8K filed (b) below.
(4)  Statement re: computation of per share earnings: See Part II, Item 7.
(5) Annual or quarterly reports, Form 10-Q for the quarter ending September 30, 1997.
(6) Letter on change in certifying accountant: Incorporated by reference to the Form 8-K filed, see (b) below.
(7)  Letter on change in accounting principles: None.
(8)  Published report regarding matters submitted to vote: None.
(9)  Power of Attorney: None.
(10) Additional Exhibits: None.

(b) Reports on Form 8-K.

(1) Date of 8K report - March 19, 1997, filed July 3,1997 - Item No. 4. - Changes in Registrant's Certified Accountants.
(2) Date of 8K/A report - March 19, 1997, filed July 28,1 997 - Item No. 4. - Amended - Changes in Registrant's Certified Accountants.
(3) Date of 8K report - October 1, 1997, filed October 31, 1997 - Item No. 5. - Other Events, Infringement on Patent by Vivus.
(4)  Date of 8K report - December 24, 1997, filed December 31, 1997- Item No.6.
     - Resignation of Registrant's Director Alexander Walker Jr.
(5)  Date of 8K report - January 15, 1998, filed January 20, 1998 - Item No. 4.
     - Changes in Registrant's Certified Accountants.
(6)  Date of 8K/A report - January 24,1 998, filed January 26, 1998 - Item No.
     4. - Amended - Changes in Registrant's Certified Accountants.
(7) Date of 8K report -January 13, 1998, filed January 26, 1998- Item No. 5.- Other Events, Financing Agreement with Thomas E. Waite and Dr. Jackie See.
(8) Date of 8K report - February 19, 1998, filed February 23, 1998 - Item No. 5.- Other Events, Agreement with Pharma Maehle.

                                   SIGNATURES

         In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          HARVARD SCIENTIFIC CORP.



                                          By   /s/Thomas E. Waite/
                                             ---------------------------------
                                             Thomas E. Waite, President & CEO


         In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


    Name                         Title                              Date
    ----                         -----                              ----


                         Chairman of the Board of Directors,
                         President, and Chief Executive
/s/ Thomas E. Waite      Officer                                  March 19, 1998
-----------------------
   Thomas E. Waite



/s/ Jackie R. See, M.D.  Director                                 March 19, 1998
-----------------------
  Jackie R. See, M.D.


                         Director, Treasurer, and
/s/ Curtis A. Orgill     Chief Financial Officer                  March 19, 1998
-----------------------
   Curtis A. Orgill


                         Secretary and Chief Operating
/s/ Barbara L. Krilich   Officer                                  March 19, 1998
-----------------------
  Barbara L. Krilich